                                                                    CONFIDENTIAL

                                                                   EXHIBIT 10.14


                        ==============================


                      TECHNOLOGY DEVELOPMENT AND LICENSE
                                   AGREEMENT


                                by and between

                      INTERTRUST TECHNOLOGIES CORPORATION

                                      and

                        UPGRADE CORPORATION OF AMERICA


                        ==============================




                           _________________________


                                August 7, 1996

                           _________________________


---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                    CONFIDENTIAL

                               TABLE OF CONTENTS
                               -----------------

ARTICLE 1.   DEFINITIONS AND RULES OF CONSTRUCTION...................................    2

     1.1     Definitions.............................................................    2
             -----------
     1.2     Rules of Construction...................................................    8
             ---------------------

ARTICLE 2.   AGREEMENT AND PARTY STATUS..............................................    9

     2.1     Nature and Effect of Closing............................................
             ----------------------------
     2.2     Addition of SOFTBANK Internet Services..................................    9
             --------------------------------------
     2.3     Joint and Several Obligations...........................................    9
             -----------------------------

ARTICLE 3.   TECHNOLOGY ACCESS AND SUPPORT...........................................    9

     3.1     Pre-Release Technology Review and Assistance............................    9
             --------------------------------------------
     3.2     Technology Access.......................................................    9
             -----------------
     3.3     Training, Assistance and Technical Support..............................   11
             ------------------------------------------
     3.4     Additional Assistance...................................................   12
             ---------------------

ARTICLE 4.   COOPERATIVE PROJECTS AND APPLICATIONS...................................   13

     4.1     Cooperative Projects....................................................   13
             --------------------
     4.2     Potential Cooperative Applications......................................   13
             ----------------------------------

ARTICLE 5.   LICENSES AND RESTRICTIONS...............................................   14

     5.1     License Grant to SSG....................................................   14
             --------------------
     5.2     Sublicense Rights.......................................................   15
             -----------------
     5.3     No Additional Licenses..................................................   16
             ----------------------
     5.4     General Restrictions....................................................   16
             --------------------

ARTICLE 6.   SSG SUPPORT AND ADDITIONAL COVENANTS....................................   17

     6.1     SSG Support of InterTrust Technology....................................   17
             ------------------------------------
     6.2     Customer Agreements.....................................................   19
             -------------------
     6.3     Legends and Notices.....................................................   20
             -------------------
     6.4     InterTrust Trademarks...................................................   21
             ---------------------
     6.5     SSG's Use of SSG Trademarks on Cooperative Applications and SSG Products   22
             ------------------------------------------------------------------------
     6.6     SSG Trademarks..........................................................   22
             --------------

ARTICLE 7.   LICENSE FEES AND PAYMENT TERMS..........................................   23

     7.1     Fees and Royalties......................................................   23
             ------------------
     7.2     Payment Procedure.......................................................   25
             -----------------
     7.3     Currency................................................................   25
             --------
     7.4     Taxes...................................................................   25
             -----
     7.5     Interest................................................................   25
             --------
     7.6     Audit...................................................................   26
             -----

ARTICLE 8.   PROPRIETARY INFORMATION AND OWNERSHIP...................................   26

     8.1     InterTrust Ownership....................................................   26
             --------------------
     8.2     SSG Ownership...........................................................   27
             -------------
     8.3     Joint Ownership.........................................................   27
             ---------------
     8.4     SSG License to InterTrust...............................................   27
             -------------------------

ARTICLE 9.   PROMOTION AND MARKETING.................................................   28

     9.1     Joint Press Release.....................................................   28
             -------------------
     9.2     Promotion and Marketing.................................................   28
             -----------------------
     9.3     Marketing Program.......................................................   28
             -----------------
     9.4     Technology Advisory Committee...........................................   29
             -----------------------------

ARTICLE 10.  Partnering Commitments..................................................   29

     10.1    InterTrust Partnering Commitment........................................   29
     10.2    SSG Partnering Commitment...............................................   31
     10.3    Additional Provisions...................................................   31
             ---------------------

ARTICLE 11.  CONFIDENTIALITY.........................................................   32

     11.1    Classification of Technology and Documents For Confidentiality Purposes.   32
             ------------------------------------------------------------------------
     11.2    InterTrust Information..................................................   32
             ----------------------
     11.3    SSG Information.........................................................   34
             ---------------
     11.4    Exceptions..............................................................   34
             ----------
     11.5    Confidentiality of Agreement and Publicity..............................   35
             ------------------------------------------
     11.6    Confidentiality of Payments, Audit and Certification Testing............   35
             ------------------------------------------------------------
     11.7    NDA.....................................................................   35
             ---

ARTICLE 12.  REPRESENTATIONS AND WARRANTIES..........................................   36

     12.1    Representations and Warranties of Both Parties..........................   36
             ----------------------------------------------
     12.2    Representations and Warranties of InterTrust............................   36
             --------------------------------------------
     12.3    Limitation..............................................................   36
             ----------

ARTICLE 13.  INDEMNIFICATION AND REMEDIES............................................   37

     13.1    Indemnification.........................................................   37
             ---------------
     13.2    Cumulative Remedies.....................................................   38
             -------------------
     13.3    Equitable Remedies......................................................   38
             ------------------

ARTICLE 14.  EXCLUSION OF DAMAGES....................................................   39

ARTICLE 15.  TERM AND TERMINATION....................................................   39

     15.1    Agreement...............................................................   39
             ---------
     15.2    Events of Termination...................................................   39
             ---------------------
     15.3    Effect of Termination...................................................   41
             ---------------------
     15.4    Survival................................................................   41
             --------

ARTICLE 16.  MISCELLANEOUS...........................................................   41

     16.1    Governing Law...........................................................   41
             -------------
     16.2    Venue and Jurisdiction..................................................   42
             ----------------------
     16.3    Compliance with Law and Export Controls.................................   42
             ---------------------------------------
     16.4    Amendment or Modification...............................................   42
             -------------------------
     16.5    No Assignment...........................................................   43
             -------------
     16.6    Notices.................................................................   43
             -------
     16.7    Waiver..................................................................   43
             ------
     16.7    Waiver..................................................................   44
             ------
     16.8    No Third Party Beneficiaries............................................   44
             ----------------------------
     16.9    No Agency...............................................................   44
             ---------
     16.10   Recovery of Costs and Expenses..........................................   44
             ------------------------------
     16.11   Severability............................................................   44
             ------------
     16.12   Counterparts; Facsimiles................................................   44
             ------------------------

     16.13   Force Majeure...........................................................   45
             -------------
     16.14   Entire Agreement........................................................   45
             ----------------
EXHIBIT A............................................................................  A-1

EXHIBIT B............................................................................  B-1

EXHIBIT C............................................................................  C-1

EXHIBIT D............................................................................  D-1

EXHIBIT E............................................................................  E-1

EXHIBIT F............................................................................  F-1

EXHIBIT G............................................................................  G-1

EXHIBIT H............................................................................  H-1

                                                                    CONFIDENTIAL

                 TECHNOLOGY DEVELOPMENT AND LICENSE AGREEMENT

THIS TECHNOLOGY DEVELOPMENT AND LICENSE AGREEMENT (this "Agreement") is made and
                                                         ---------
entered into as of the 7th day of August, 1996 (the "Effective Date") by and
                                                     --------------
between:

     (i) INTERTRUST TECHNOLOGIES CORPORATION, formerly Electronic Publishing Resources, Inc., a Delaware corporation ("InterTrust"), with offices
                                                    ----------
          at 460 Oakmead Parkway, Sunnyvale, California 94086-4708, on the one hand; and

     (ii) on the other hand:

          (a) UPGRADE CORPORATION OF AMERICA, d/b/a SOFTBANK Services Group, a Delaware corporation ("UCA"), with offices at 699 Hertel Avenue,
                                 ---
          Buffalo, New York 14207-2398, and

          (b) to the extent that it becomes a Party to this Agreement pursuant to Section 2.1 hereof, SOFTBANK INTERNET SERVICES, INC. ("SIS"), a
                                                                    ---
          corporation to be formed by UCA from certain business units of UCA.

(individually, a "Party", and collectively, the "Parties") with reference to the
                  -----                          -------
following:

                                   RECITALS

A. InterTrust has developed and is continuing to develop a unique, general purpose architecture for, among other things, rights protection and event management related to electronic commerce, such architecture including technologies for clearinghouse, certification and other commerce administration technologies. InterTrust's technology is designed to support an interoperable foundation for the electronic marketplace.

B. SSG (as hereinafter defined) is engaged in the business of transactional systems development, software distribution and related clearinghouse services, and is interested in: (i) developing comprehensive application and service models enabling a broad reaching digital marketplace for electronic content; and (ii) enabling electronic value chain models supporting cyberspace distribution of software programs and components.

C. SSG, with the assistance of InterTrust, intends to develop electronic commerce infrastructure tools and services and such Cooperative Applications as the Parties may mutually agree, and InterTrust intends to grant SSG certain licenses to use and incorporate InterTrust Technology in certain products and services as set forth herein.

D. Pursuant to a closing as set forth in Section 2.1 hereof: (i) InterTrust will issue to UCA a warrant to purchase shares of InterTrust Class B Common Stock in the form attached hereto in Exhibit A (the "Warrant"); and (ii)
                                                          -------
     InterTrust and SOFTBANK Holdings, Inc.,

SSG/InterTrust Agreement                                         _______/_______

                                                                    CONFIDENTIAL

     an entity that owns directly or through an Affiliate a majority interest in UCA, will enter into a Series B Preferred Stock Purchase Agreement in the
          ====
     form attached hereto in Exhibit A (the "Stock Purchase Agreement"). This
                                             ------------------------
     Agreement, together with the Warrant and Stock Purchase Agreements (collectively the "Other Transaction Documents"), set forth the terms and conditions with respect to the Parties' relationship contemplated hereunder.

                                   AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree to the following terms and conditions:

               ARTICLE 1. DEFINITIONS AND RULES OF CONSTRUCTION.

     1.1  Definitions. In addition to the other capitalized terms defined
          -----------
elsewhere in this Agreement, the following terms shall have the meanings set forth below:

          "Affiliate" of a Person means any Person that controls, is controlled
           ---------
     by, or is under common control with the first Person. For purposes hereof, "control" means the right to: (i) elect the board of directors or other similar managing authority; or (ii) generally make or cause the making of management decisions directly; provided, however, that an Affiliate shall
                                    --------  -------  ----
     remain an Affiliate for only so long as such control remains in effect.

          "Application Products" means any software tool, template, application
           --------------------
     system or other software product that: (i) is developed using InterTrust Technology and/or Modified Technology; (ii) directly contains or incorporates InterTrust Technology solely in the form of Authorized Application Software, and/or Modified Technology in either Object Code and/or Source Code in accordance with the licenses granted by InterTrust to SSG hereunder; (iii) is not enabled to permit the performance of any Clearinghouse Functions unless InterTrust has otherwise specified in writing; and (iv) is in Compliance with InterTrust Specifications, except as otherwise expressly provided in Section 3.2(b) hereof. Notwithstanding the foregoing, any software tool, template, application system or other software product specially designed, adapted or developed in whole or in part to exploit, implement or facilitate the implementation of the InterTrust proprietary business concepts set forth in Section 4.2 hereof shall not constitute Application Products, unless developed as a Cooperative Application.

          "Authorized Application Software" means such software representations
           -------------------------------
     of InterTrust Technology in Object Code and/or in Source Code (solely as such Object Code and Source Code are identified and designated by InterTrust on Exhibit B), that are permitted for distribution in accordance with the applicable licenses hereunder in such form as specified on Exhibit B, which Exhibit may be amended from time to time by InterTrust in its sole discretion and that are incorporated in Application Products according to the terms and conditions of this Agreement.

                                                                    CONFIDENTIAL

          "Authorized Clearinghouse Provider" means any Person that is expressly
           ---------------------------------
     licensed by InterTrust to engage in specified Clearinghouse Function activities and services, but only to the extent: (i) of the scope of such license; and (ii) that such license is valid and in force.

          "Authorized Clearinghouse Software" means such software
           ---------------------------------
     representations of InterTrust Technology solely in Object Code form (and solely as such Object Code is identified and designated by InterTrust on Exhibit B, which Exhibit may be amended from time to time by InterTrust in its sole discretion), that are permitted for distribution as incorporated in Clearinghouse Products, in accordance with the applicable licenses hereunder.

          "Clearinghouse Function(s)" means any one or more activities, as well
           -------------------------
     as services resulting therefrom, that use any InterTrust Technology and/or Modified Technology, or use information derived at least in part from use of such technology, to: (i) enable payment fulfillment or provision of other consideration (including service fees, product fees or any other fees and/or charges) based at least in part on a Control Use; (ii) perform audit, billing, payment fulfillment (or provision of other consideration) and/or other clearing activities involving more than one Person; and/or
     (iii) compile, aggregate, use and/or provide information relating to more than one Person's use of one or more Secure Containers and/or Content, including Contents of Secure Containers or any other Content Managed at least in part using any InterTrust Technology and/or Modified Technology. Clearinghouse Functions shall include, for example: (a) financial clearing;
     (b) providing object registry services and rights, permissions, prices, and/or other Rules and Controls information for registered objects; (c) electronically certifying information used with or required by Rules and Controls, such as authenticating identity, class membership or other attributes of identity context; (d) providing information based upon usage auditing, user profiling, and/or market surveying related to more than one Person's use of one or more Secure Containers and/or Content; and (e) employing information derived from user exposure to Content, such as advertising.

          "Clearinghouse Products" means any software tool, template,
           ----------------------
     application system or other software product that: (i) is developed using InterTrust Technology and/or Modified Technology; (ii) directly contains or incorporates InterTrust Technology solely in the form of Authorized Clearinghouse Software, and/or Modified Technology only in Object Code, in accordance with the licenses granted by InterTrust to SSG hereunder; (ii) is enabled to permit the performance of any Clearinghouse Function; and
     (iii) is in Compliance with InterTrust Specifications, except as otherwise expressly provided in Section 3.2(b) hereof.

          "Compliance" or "Compliant" means fully consistent with and fully
           ----------      ---------
     conforming to all applicable portions of: (i) the most current version of the InterTrust Specifications (as defined in Section 6.1(b) hereof) existing on the date of SSG's first commercial use, distribution, sale or other transfer of any applicable SSG Product, Cooperative Application or first use thereof in connection with any service associated therewith, as the case may be; and thereafter (ii) the most current InterTrust Specifications in accordance with Section 6.1(b) hereof, as applied to any such SSG Product, Cooperative Application or service associated therewith. A SSG Product, Cooperative Application or any service

                                                                    CONFIDENTIAL

     associated therewith that has not passed any required certification tests as set forth in Section 6.1 hereof shall be deemed non-Compliant with InterTrust Specifications.

          "Content(s)" means any analog or digital information representing, for
           ----------
     example, text, graphics, animation, video, digital linear motion pictures, sound and sound recordings, still images, computer programs or executable or interpretable components, and data. Content shall include, for example, any electronic representation of: (i) Rules and Controls; and (ii) electronic information derived from the Management of Content.

          "Content Transaction" means any event or combination of events: (i)
           -------------------
     Managed, in whole or in part, through the use of any InterTrust Technology and/or Modified Technology; and (ii) in connection with which compensation (or other consideration) is due or payable to SSG and/or any other one or more Persons, at least in part, for any (a) sale, rental, lease, license, vending and/or other comparable provision of one or more rights related to Content, or (b) use of, including any interaction with, Content (such as access to Content, including production of modified Content).

          "Control Use" means any use of InterTrust Technology and/or Modified
           -----------
     Technology to Manage Content including initiating and/or otherwise governing any consequence (electronic, physical or otherwise) related to the use and/or processing of Content and/or provision of goods or services conveyed by or associated with such Content. Control Use shall include, for example: (i) metering, auditing, charging, and/or billing, for access to or any other interaction with any Content; and/or (ii) administering permitted and/or prohibited uses of Content.

          "Cooperative Application(s)" means any Application Product and/or
           --------------------------
     Clearinghouse Product that is: (i) developed pursuant to an applicable Cooperative Application Project Plan in accordance with Section 4.1 hereof; and (ii) marketed solely under any SSG Trademarks (except where use of InterTrust Trademarks is also required hereunder, or other trademarks of Persons are included in a secondary manner to identify technology or services associated therewith), all in accordance with Section 6.5 and other provisions hereof. Examples of possible Cooperative Applications include those applications proprietary to InterTrust and described in
     Section 4.2 hereof.

          "Core Partner" means any Person (other than a Party) with whom
           ------------
     InterTrust may directly enter into any agreement or set of agreements as permitted hereunder, pursuant to which InterTrust directly: (i) provides early access to InterTrust Technology prior to InterTrust's first commercial release thereof to the general public; (ii) may undertake one or more cooperative application projects of a substantially comparable nature as set forth in Article 3 hereof; and (iii) grants a general purpose license to use InterTrust Technology and to perform, and sublicense others to perform, Clearinghouse Functions of a substantially comparable scope as granted in Sections 5.1(b) and 5.2 hereof.

          "Core Technology" means those components of InterTrust Technology
           ---------------
     described by InterTrust on Exhibit B hereto as core technologies of such InterTrust Technology, as such Exhibit may be amended from time to time by InterTrust in its sole discretion.

                                                                    CONFIDENTIAL

          "Customer" means any Person that receives or acquires a SSG Product or
           --------
     Cooperative Application from SSG (as provided hereunder) with a present intention: (i) to use such application or product privately as an end-user, or further distribute such application or product, without modification, to an end-user or one or more other Persons for distribution, without modification, to an end-user; or (ii) to use such product or application solely to (a) incorporate Authorized Application Software into Customer's software products to provide a Rights User Node or (b) develop and incorporate software components that initiate interface and operation with a Rights User Node provided by InterTrust Commerce Technology, each of which software components and Rights User Node is Compliant with InterTrust Specifications. Customer shall not include any Person who has a present intention to perform any Clearinghouse Function, unless such Person is an Authorized Clearinghouse Provider.

          "Distributable Documentation" means such portions of the Documentation
           ---------------------------
     that InterTrust has specifically and in writing identified on Exhibit B as being suitable for general distribution by SSG to Customers, as such portions of the Documentation may from time to time be cataloged by InterTrust and provided to SSG in its discretion, wherein such specification of such authorized documents and the content thereof may be modified by InterTrust through amendment of the Distributable Documentation identified and described on Exhibit B, in accordance with this Agreement.

          "Documentation" means certain English language versions of
           -------------
     documentation and/or instructions as specifically designated by InterTrust that may assist SSG and/or its Customers in the use of InterTrust Technology and that InterTrust may from time to time provide with the InterTrust Technology (including any Distributable Documentation) and as initially identified in Exhibit B hereto, wherein such documents and the content thereof may be modified by InterTrust in its discretion through amendment of the Documentation identified and described on Exhibit B, in accordance with this Agreement.

          "Gross Commercial Value" means all sums of money, and/or the fair
           ----------------------
     market value of any other consideration, charged or provided in connection with any Content Transaction, and/or in connection with performing any other activity within the Clearinghouse Functions. Such consideration shall include consideration based upon Management of Content or information derived at least in part therefrom, including, for example, consideration:
     (i) paid by a user as a consequence of, for example, user exposure to, or other interaction with, Content; (ii) paid by a user as a consequence of the acquisition of one or more rights related to Content; or (iii) paid by a proxy or subsidizing payer (such as an advertiser) based upon user exposure to Content, where, for example, after (due to or based on) receipt of information about user exposure to Content, such advertiser pays consideration based at least in part on value resulting from such exposure. Notwithstanding the foregoing, Gross Commercial Value shall not include any sales, use, value-added or other taxes (except withholding taxes) imposed by any national, state, local or foreign government and paid by SSG as a consequence of clearing a Content Transaction and/or as a consequence of performing any other activities within the Clearinghouse Functions.

                                                                    CONFIDENTIAL

          "Intellectual Property Rights" means all patent rights, copyrights,
           ----------------------------
     trademarks, trade secret rights, and other proprietary rights in any jurisdiction, and all applications and registrations therefor.

          "InterTrust (TM) Commerce Technology" means certain InterTrust
           -----------------------------------
     technology directly relating to distributed rights management, electronic content administration and/or distributed electronic commerce automation and process control systems and methods, including, without limitation, the InterTrust products described in Exhibit B hereto.

          "InterTrust Specifications" means the InterTrust Technology
           -------------------------
     specifications, as established or modified by InterTrust in its sole discretion and in accordance with Section 6.1(b) hereof, that are provided to SSG and that are applicable to licensees or Core Partners of InterTrust Technology, as relevant. Such InterTrust Specifications may include: (i) required design criteria for products and services employing InterTrust Technology and/or Modified Technology, including, for example, product and related criteria for ensuring the architectural and functional integrity, standardization, security capability, and interoperability of InterTrust-based technology, components, products and services (such as, for example, criteria for electronic environments employing InterTrust Commerce Technology for rights and/or other event related process management); (ii) procedures and requirements for installation, initialization, backup, restore and security updates; and (iii) required certification tests and procedures to verify Compliance of SSG Products, Cooperative Applications and related services with such InterTrust Specifications.

          "InterTrust Technology" means technology developed by and/or for
           ---------------------
     InterTrust and directly related to electronic rights and/or event management, including the commercial administration thereof, and supplied by InterTrust to SSG as set forth in this Agreement. Such technology shall include InterTrust Commerce Technology and DigiBox Technology contained in the SDK, TDK and CDK products and Documentation as referenced in Exhibit B hereto (as such Exhibit may be modified by InterTrust in its sole discretion from time to time to accommodate, for example, any updates and upgrade releases, and product reconfigurations made available pursuant to Sections 3.1 and 3.2 hereof); provided that any technology not described on
                                   -------- ----
     Exhibit B hereto as of the Effective Date shall become InterTrust Technology hereunder only if and to the extent such technology is supplied to SSG in the manner set forth in Section 3.2(b).

          "InterTrust Trademarks" means InterTrust's names, logos and other
           ---------------------
     marks as listed on Exhibit C hereto, as such Exhibit may be modified by InterTrust from time to time pursuant to Section 6.4(a) hereof.

          "Licensed Rights" means all of InterTrust's worldwide Intellectual
           ---------------
     Property Rights (other than trademark rights) in and to the InterTrust Technology, the Modified Technology and/or the Cooperative Applications, that InterTrust (during the term of this Agreement) owns or has the right to grant licenses of the scope granted herein without the agreement of, or requirement for payment (or the granting of other consideration) to, any Person.

                                                                    CONFIDENTIAL

          "Manage or Management" means any form of governance, regulation,
           --------------------
     management and/or control, in any way and by any means, of, as applicable in the context in which reference is made herein: (i) rights, processes and/or obligations related to or associated with use of (including access to, transport of, and/or storage of) Content, including Content related disposition and/or consequences thereof; and/or (ii) events or event processes related or associated in any manner to the use of (including access to), attempted use of, and/or disposition of, Content and/or events, including any consequences thereof.

          "Material Defects" means defects or bugs in the InterTrust products
           ----------------
     incorporating InterTrust Technology (as defined in Exhibit B hereto) and as delivered by InterTrust to SSG, wherein such defects or bugs cause one or more such InterTrust products to fail to perform: (i) materially in conformance with the capabilities ascribed to such products in the applicable portions of InterTrust Specifications; and (ii) in a commercially reasonable manner in accordance with reasonable software industry practices relating to such capabilities. Material Defects shall not include any defects or bugs introduced as a result of any modification of (or to) the InterTrust Technology by SSG or any Person.

          "Modified Technology" means all modifications of, and enhancements
           -------------------
     and/or additions to, the InterTrust Technology, created by (or for, as provided hereunder) SSG, including without limitation all derivative works of the InterTrust Technology (or other Modified Technology) as such term is defined in the U.S. Copyright Act (17 U.S.C. ' 101 et seq., as amended),
                                                        -- ---
     but only to the extent that such modifications, enhancements, additions and/or derivative works are permitted under Article 5 and elsewhere in this Agreement. Modified Technology shall not include any modifications, enhancements, additions and/or derivative works of InterTrust Technology (or of other Modified Technology) whatsoever, made by or for SSG or any Person that fall outside the scope of this Agreement.

          "Object Code" shall mean the computer executable binary code derived
           -----------
     from compiled Source Code for execution on a computing system.

          "Person" means any individual, corporation, limited liability company,
           ------
     partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, government body or agency, or other entity.

          "Rights User Node" means a client installation that supports
           ----------------
     Management of Content.

          "Rules and Controls" means any information that describes, and/or
           ------------------
     provides means for performing, permitted and/or required operations related to Content, including restricting the performance of operations, such as, for example, Management of such Content.

          "Secure Containers" means electronic containers that: (i) employ
           -----------------
     cryptographic techniques to provide protection for Content; and (ii) support the use of Rules and Controls to Manage Content.

                                                                    CONFIDENTIAL

          "Source Code" means a human-readable, non-executable set of
           -----------
     instructions for a computer program, from which it may be possible, together with related source materials and documentation, to discern the logic, algorithms, internal structure, and operating feature design characteristics of such computer program.

          "SDK 1.0" or "Systems Developer's Kit 1.0" or means certain software
           -------      ---------------------------
     tools and applications described in Exhibit B hereto (as such Exhibit may be modified from time to time by InterTrust in its discretion) that incorporate InterTrust Technology, as provided by InterTrust to SSG in accordance with this Agreement.

          "SSG" means individually or collectively, as applicable in the context
           ---
     in which such reference is made: (i) Upgrade Corporation of America; and
     (ii) SOFTBANK Internet Services, Inc., a corporation to be formed from certain business units of Upgrade Corporation of America, to the extent that SOFTBANK Internet Services, Inc. is joined as a Party pursuant to
     Section 2.2 hereof.

          "SSG Product(s)" means any Application Product(s) and/or Clearinghouse
           --------------
     Product(s) (other than Cooperative Application(s)) that: (i) is developed by or for SSG as permitted hereunder; and (ii) is branded and marketed solely under the SSG Trademarks (except where use of InterTrust Trademarks is also required herein, or other trademarks of Persons are also included in a secondary manner to identify technology or services associated therewith) and as stipulated in Section 6.5 and other provisions hereof.

          "SSG Trademarks" means any names, logos and other marks owned or
           --------------
     licensed for use exclusively by SSG or SOFTBANK Holdings, Inc. (hereinafter "SOFTBANK"), that may be used as stipulated hereunder in connection with,
      --------
     and are limited in use to representing exclusively, the SSG Products, services permitted hereunder, and/or identities of such companies and over which SSG or SOFTBANK exercise exclusive control with respect to the commercial use thereof. Such SSG or SOFTBANK Trademarks are listed on Exhibit C hereto, as such Exhibit C may be modified by SSG from time to time pursuant to Section 6.6 hereof.

     1.2  Rules of Construction. As used in this Agreement, all terms used in
          ---------------------
the singular shall be deemed to include the plural, and vice versa, as the context may require. The words hereof, herein and hereunder refer to this
                               ------  ------     ---------
Agreement as a whole, including any exhibits hereto, as the same may from time to time be amended or supplemented and not to any subdivision contained in this Agreement. When used herein, including shall mean including, without
                             ---------            ------------------
limitation; discretion shall mean sole discretion; and InterTrust shall mean
            ----------            ----------------     ----------
InterTrust and any lawful successor thereto. References herein to section
-------------------------------------------
and/or exhibit shall be to the applicable section and/or exhibit in this Agreement, as such exhibit may be modified from time to time pursuant to the terms of this Agreement. Descriptive headings are inserted for convenience only, and shall not be utilized in interpreting this Agreement. This Agreement has been negotiated by the Parties and their respective counsel and shall be fairly interpreted in accordance with its terms and without any strict construction in favor of or against either Party. References to specific forms of technology representations such as electronic, digital, or analog shall include all future successors and replacement forms of representations whether or not currently contemplated, invented or conceived.

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                                                                    CONFIDENTIAL

                    ARTICLE 2. AGREEMENT AND PARTY STATUS.

     2.1  Nature and Effect of Closing

          (a) Closing. As partial consideration for InterTrust's execution of
              -------
     this Agreement, UCA and SOFTBANK Holdings, Inc. hereby irrevocably commit to execute the Other Transaction Documents relevant to it and make such payments contemplated thereby, and consummate a closing, on or before August 19, 1996 (the "Closing"), at the Washington D.C. offices of Sullivan
                           -------
     & Cromwell, or at such other place as to which both Parties agree. At or before such Closing, SOFTBANK shall: (i) execute and deliver the Stock Purchase Agreement to InterTrust; (ii) pay to InterTrust by wire transfer such sums as set forth in Schedule A of the Stock Purchase Agreement; and
     (iii) consummate the transactions contemplated by the Stock Purchase Agreement. In the event UCA and SOFTBANK fully comply with the terms of this Section 2.1(a) and other terms of this Agreement, at the Closing InterTrust shall: (i) execute and deliver the Stock Purchase Agreement to SOFTBANK; and (ii) execute and issue the Warrant to UCA. UCA acknowledges and agrees that to the extent the Closing fails to occur as the result of UCA and/or SOFTBANK's failure to comply with this Section 2.1(a) or other terms of this Agreement, as applicable, InterTrust shall have the right, exercisable in its discretion, to terminate this Agreement pursuant to
     Section 15.2(a) hereof without refund to SOFTBANK of any kind, in addition to any and all remedies available to InterTrust at law or in equity. UCA hereby irrevocably waives any right to contest or challenge, and covenants not to contest or challenge, InterTrust's exercise of such right of termination.

          (b) Effect of Rights and Obligations. During the period from the date
              --------------------------------
of execution hereof until the later of the Closing or termination of this Agreement, the rights and obligations of the parties under Sections 5.4, 7.1(a)(i)(1), 7.4, 8.1, 8.2 and 8.3, and Articles 1, 10, 11, 12, 13, 14, 15 and
16 hereof shall be effective, and no other provisions of this Agreement shall take effect. Upon the Closing and thereafter during the term of this Agreement, all provisions of this Agreement shall be effective.

          (c) Representation and Warranty. In addition to the representations
              ---------------------------
and warranties set forth in Section 12, as applicable, UCA and SOFTBANK jointly and severally represent and warrant to InterTrust that (and InterTrust has relied upon such representation and warranty that) the delay experienced in closing the Stock Purchase Agreement was occasioned by Japanese government regulatory processes for the export of funds from SOFTBANK Japan to SOFTBANK, such funds being necessary for SOFTBANK to provide the payments due under this Agreement and the Stock Purchase Agreement.

     2.2  Addition of SOFTBANK Internet Services. UCA currently intends to form
          --------------------------------------
SIS from certain business units of UCA. SIS will focus on developing certain electronic commerce transaction and related technology utilizing the InterTrust Technology. To the extent that SIS is formed and incorporated on or before December 31, 1996 and qualifies as an Affiliate of SOFTBANK with substantially similar equity ownership structure as UCA, within thirty (30) days of such formation and incorporation, SIS may automatically become a Party to this Agreement upon: (i) the execution of the Signature Page, attached hereto as Exhibit D, by SIS; and (ii) the receipt of the original of such Signature Page by InterTrust.

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                                                                    CONFIDENTIAL

     2.3  Joint and Several Obligations. By executing the Signature Page, SIS
          -----------------------------
shall be bound by all the terms and conditions thereof applicable to UCA, from the date such terms and conditions took effect with respect to UCA. By executing this Agreement and approving SIS' addition as a Party, UCA and SIS, further acknowledge and agree that: (i) each of UCA and SIS is jointly and severally liable and responsible to InterTrust for the obligations of SSG under this Agreement; and (ii) InterTrust's performance of its obligations under this Agreement with respect to, or for the benefit of, either UCA or SIS shall fully discharge its obligations to the other (and to SSG).

                   ARTICLE 3. TECHNOLOGY ACCESS AND SUPPORT.

     3.1  Pre-Release Technology Review and Assistance. To expose SSG to, and
          --------------------------------------------
demonstrate the status and functionality of, the SDK 1.0 and certain other InterTrust Technology described in Exhibit B hereto, prior to the delivery to SSG of SDK 1.0 for beta testing, InterTrust personnel will conduct technical meetings with SSG personnel from time to time as mutually convenient to both Parties (as is consistent with InterTrust's Assistance and support obligations described in Section 3.3 hereof and taking into consideration the need to avoid adversely affecting InterTrust's development efforts). Such technical meetings will include presentations on technical strategies and reviews of the progress of InterTrust's development effort, and afford SSG the opportunity to review and comment upon, as appropriate SDK 1.0 design documents, schematics and architectural models, working samples, prototypes and code (such meetings between the Parties shall constitute Assistance, as defined in Section 3.3(a) hereof, after thirty (30) man-hours have been expended by InterTrust personnel therefor). The Parties expect, in addition, to meet periodically during such same time period, as may be mutually agreed, to discuss and plan product deployment and marketing strategies and activities; provided, however, that any
                                                    --------  -------  ----
time expended in these activities shall not constitute Assistance.

     3.2  Technology Access.
          -----------------

          (a) Delivery of InterTrust Technology. Subject to the terms of this
              ---------------------------------
Agreement, InterTrust shall make available to SSG such InterTrust Technology as set forth on Exhibit B hereto (as such Exhibit may be amended by InterTrust from time to time pursuant to this Agreement). Such InterTrust Technology may employ or may operate with one or more technologies that may not be proprietary to InterTrust but are included within the Licensed Rights as specified by InterTrust, in its sole discretion, on Exhibit B (the "InterTrust Technology
                                                       ---------------------
Products"). InterTrust Technology as made available hereunder will contain the
--------
SDK 1.0, with the functionality ascribed thereto, as set forth on Exhibit B. InterTrust's initial estimated schedule for the InterTrust Technology Products is set forth on Exhibit B and SSG recognizes that such schedule may change in the future. SSG acknowledges and agrees that Clearinghouse Prototype Components and Sample Applications (as each are defined in Exhibit B) that may be provided to SSG as part of InterTrust Technology are not designed, intended or warranted by InterTrust in any manner for commercial use. For a period of [*] ([*]) years after the Effective Date and pursuant to the terms and conditions of this Agreement, InterTrust will make available to SSG all update and upgrade releases as well as product reconfigurations and modifications to the InterTrust Technology that InterTrust develops from time to time and makes generally available to its Core Partners and shall, with respect to such update and upgrade releases, product


---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                                                                    CONFIDENTIAL

reconfigurations and modifications [*]; provided that SSG shall be entitled to
                                        -------- ----
such [*] as set forth in this Section 3.2(a) or elsewhere herein, only where SSG, SOFTBANK, and any SOFTBANK Affiliate: (i) to the extent SSG, SOFTBANK, or any SOFTBANK Affiliate perform any transaction clearing services, perform such clearing services primarily for transactions related to and/or derived from use of SSG Products or otherwise as set forth in Section 5.1(b); and (ii) refrain from (a) developing, promoting, or acquiring any technology directly competitive with InterTrust Special Advanced Technologies (as defined in Exhibit F hereto) or InterTrust Secure Container technology (the "Competitive Technology"); and
                                                ----------------------
(b) licensing Competitive Technology, other than as necessary for SSG clearing transactions as limited under subparagraph (i) above.

          (b) Provision of Additional Technology and Documentation. Before
              ----------------------------------------------------
providing SSG with any technology or documentation other than the InterTrust Technology and Documentation set forth on Exhibit B hereto as of the Effective Date ("Additional InterTrust Technology/Documentation"), InterTrust shall
       ----------------------------------------------
provide SSG with notice of its intent to deliver such technology and/or documentation, along with a summary description of the Additional InterTrust Technology/Documentation. Provided that such Additional InterTrust Technology/Documentation is not related to security and/or interoperability aspects of InterTrust Technology, within ten (10) days thereafter, SSG may, at its discretion, notify InterTrust that it does not wish to receive such Additional InterTrust Technology/Documentation. Any decision by SSG to receive or decline to receive Additional InterTrust Technology/Documentation shall have no effect on any of SSG's obligations hereunder (including, but not limited to, Sections 5.3 and 6.1) and no licenses of any kind under any of InterTrust's Intellectual Property Rights shall be granted or deemed to have been granted (expressly or by implication) with respect to any use of declined Additional Technology/Documentation. To the extent that SSG declines to receive any Additional InterTrust Technology/Documentation, every portion of any SSG product (and any directly related services permitted hereunder) not at the time immediately preceeding the effective date of InterTrust Specifications applicable to such declined Additional Technology/Documentation, but containing any technology relating to declined Additional Technology/Documentation, shall be, thereafter, in accordance with the procedures of Section 6.1(b): (i) be Compliant with all applicable InterTrust Security Related Specifications (as defined immediately below) and InterTrust Specifications for the Special Advanced Capabilities; and (ii) be Interoperable (as defined immediately below) with all products Compliant with InterTrust Specifications. "Security Related
                                                             ----------------
Specifications" means the InterTrust Specifications and all subsequent versions
--------------
thereof related to: (a) trusted systems techniques and technologies, interfaces, and/or processes (such as, for example, security kernel structures, reference monitor functions and structures, internal software protection structures and/or any aspect having the potential to compromise the protection, secrecy, and/or integrity of different InterTrust installations or DigiBox Secure Containers created, processed, and/or used by different InterTrust installations); (b) other security aspects of the InterTrust Technology, including cryptographic algorithms, secure communications protocols, secure objects and/or data structures, and/or interfaces related to any of the foregoing; and (c) ensuring that trusted and/or other secure functions of the InterTrust Technology are Interoperable in different installations and/or operating contexts. "Interoperable" means producing materially identical output or results based on
--------------
identical events or input.


---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                                                                    CONFIDENTIAL

     3.3  Training, Assistance and Technical Support. Subject to the terms of
          ------------------------------------------
this Agreement, InterTrust agrees to provide the following training, assistance and technical support to SSG for a period of thirty-six (36) months from the Effective Date (the "Support Period"):
                     --------------

          (a) Training and Assistance. In order to assist SSG in its evaluation
              -----------------------
     and/or use of InterTrust Technology products, the InterTrust Dedicated Personnel (as defined in Section 3.3(d)) shall provide to SSG account management, at no further cost to SSG and subject to applicable terms and conditions of this Agreement, training, consulting, relationship assistance, project management, and other assistance directly related thereto ("Assistance") [*]. Such Dedicated Personnel shall provide up to
               ----------
     two thousand (2,000) hours per annum of such Assistance, as described in
     Section 3.3(d) hereof, so long as SSG is entitled to favorable treatment under this Article 3. InterTrust shall further provide, as may be requested by SSG, up to one hundred (100) hours of Assistance by persons other than the Dedicated Personnel for general training and support purposes. All such Assistance will be measured based upon InterTrust's man-hours expended (excluding time expended to travel or perform administrative tasks related to the relationship), and shall be subject to reasonable agreement between the Parties on scheduling, availability of resources and related matters. As appropriate, such Assistance may include certain training sessions to which certain other InterTrust licensees (in addition to SSG) may be invited to attend. In such an event, InterTrust will notify SSG in advance of such other participants. SSG shall be responsible for all expenses incurred by SSG's personnel in traveling to and attending any training and support meetings. In the event InterTrust's personnel travel from InterTrust's facilities (upon InterTrust's and SSG's mutual agreement), SSG shall reimburse InterTrust for all actual and reasonable travel, living and out-of-pocket expenses incurred by InterTrust's personnel based on SSG's standard policies and procedures for reimbursement of its independent contractors and its own employees.

          (b) Correction of Material Defects. In addition to InterTrust's own
              ------------------------------
     ongoing quality assurance efforts, InterTrust shall use reasonable prompt efforts in accordance with reasonable U.S. software industry practices, at InterTrust's expense and subject to InterTrust's standard support policies as relevant, to correct Material Defects, or otherwise reasonably adjust InterTrust Technology to mitigate Material Defects, identified by SSG to InterTrust in a writing describing the alleged Material Defects in detail. InterTrust shall have no obligation to: (i) investigate or correct any Material Defects at any site other than an InterTrust facility, except that InterTrust will visit SSG's facilities as may be required in the reasonable judgment of both InterTrust and SSG to investigate Material Defects that severely and critically degrade operation of InterTrust Technology and cannot otherwise be diagnosed by SSG; (ii) communicate on the subject of Material Defects with any Person other than SSG; or (iii) correct any Material Defects that have been properly identified by SSG but that cannot be reliably reproduced. Notwithstanding the foregoing, SSG shall reimburse InterTrust for all actual and reasonable travel, living and out-of-pocket expenses incurred by InterTrust's personnel (based on SSG's standard policies and procedures for reimbursement of its independent contractors and its own employees) for any site visit referenced in this Section 3.3(b) after the second such site visit per calendar year.

---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                                                                    CONFIDENTIAL

          (c) Status Meetings. To assist the Parties in sharing information,
              ---------------
     and coordinating and evaluating their efforts relating to InterTrust Technology and their mutual technical and business objectives, following the Effective Date the Parties shall meet from time to time to discuss, among other things: (i) InterTrust's progress in development of the InterTrust Technology; (ii) implementation of such technology by SSG; (iii) feedback concerning Assistance provided to SSG and product development and marketing progress by SSG; and (iv) other issues concerning the Parties' mutual technical and business objectives (the "Status Meetings"). Such
                                                    ---------------
     Status Meetings shall: (1) be attended at a minimum by each Party's Relationship Manager and Technical Project Manager (as defined in Section 3.3(d)); and (2) take place not less frequently than once every two (2) months until January 1, 1998, and, thereafter, as may be agreed by the Parties.

          (d) Dedicated Personnel. InterTrust and SSG will each appoint a
              -------------------
     relationship manager, to coordinate its activities pursuant to this Section
     3.3 and Article 4 ("Relationship Manager"), and a technical project
                         --------------------
     manager, to coordinate and provide the Assistance set forth in Section 3.3(a) and 3.3(b), 3.3(b) ("Technical Project Manager") (collectively, the
                                 -------------------------
     "Dedicated Personnel"). Not less than one-half (1/2) of such InterTrust
      -------------------
     Relationship Manager's and such InterTrust Technical Project Manager's working time shall be devoted exclusively to providing services and Assistance for SSG as set forth herein, if reasonably required by the circumstances or reasonably requested by SSG, so long as SSG is entitled to most favored treatment under Section 3.2(b) hereof.

     3.4  Additional Assistance. During the Support Period, additional
          ---------------------
Assistance may be made available by InterTrust to SSG beyond the one hundred
(100) hours allocated under Section 3.3(a) hereunder. To the extent SSG requests, and InterTrust decides (in the exercise of its sole discretion) to provide, such additional Assistance, and SSG continues to be entitled to most favored treatment under Section 3.2(b) hereof, SSG shall pay to InterTrust [*]. After the Support Period, any further support or Assistance desired by SSG shall be subject to InterTrust's standard support policies and support packages, and any fees charged to SSG in this regard shall be [*]. To the extent InterTrust requires all of its Core Partners or customers who have license rights and obligations comparable to SSG, as may be applicable, to maintain a basic level of support, SSG shall maintain such basic support policy in the same manner as is generally provided by InterTrust Core Partners or customers.

               ARTICLE 4. COOPERATIVE PROJECTS AND APPLICATIONS.

     4.1  Cooperative Projects. From time to time during the term of this
          --------------------
Agreement, the Parties may discuss the terms and conditions under which they may cooperate with respect to Cooperative Applications, including discussing the types of projects and formulating the terms of a project plan (a "Cooperative
                                                                  -----------
Application Project Plan"), which, upon agreement of the Parties, shall be
------------------------
attached as an Exhibit hereto. The Parties shall negotiate reasonably in an attempt to agree on the terms and conditions upon which they may cooperate with respect to one or more Cooperative Applications (which may include the applications set forth in Section 4.2 below), but agreement to such terms and conditions shall be in the reasonable discretion of each Party, and any failure to agree shall not constitute a breach of this Agreement. The Parties' intent with


---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                                                                    CONFIDENTIAL

respect to information to be contained within a Cooperative Application Project Plan is described in Exhibit E hereto, as may be amended from time to time upon the mutual agreement of the Parties (each in the exercise of its sole discretion). Exhibit E further includes other information appropriate to represent any agreement between the Parties related to any such project plan. The provisions of this Agreement shall govern the Parties' actions in implementing any Cooperative Application Project Plan to which the Parties agree, except to the extent that such provisions herein are inconsistent with explicit provisions of that specific Cooperative Application Project Plan, in which event the provision of such Cooperative Application Project Plan shall govern. A breach of a Cooperative Application Project Plan, other than those terms relating to Intellectual Property Rights, ownership or licenses thereof granted by InterTrust, shall not constitute a material breach of this Agreement, unless expressly stipulated to the contrary in such Cooperative Application Project Plan.

     4.2  Potential Cooperative Applications. The Parties have, to date, had
          ----------------------------------
preliminary discussions concerning two potential Cooperative Applications:

          (i) an information delivery model, tentatively denominated "Electronic Express(TM)," supporting security for, and the auditing, validation, and/or authentication of electronically delivered information (e.g., contracts or other documents, multimedia, video transmissions, etc.), and further including (a) a third party service provider that receives and/or can access information that may be used to identify or validate at least a portion of the delivered information for the purpose of verifying or reconstructing (in whole or in part) facts relating to delivery of the information (e.g., the transmitting party, transmitted content, and/or the receipt, identity and/or use by the intended recipient of transmitted content) and/or (b) the distribution of content in software containers to recipients employing secure, interoperable, auditing and control means that make accessible to sending and/or receiving parties explicit event validation and/or one or more facts for potential identification purposes, wherein: (1) such containers have specified Rules and Controls that manage use of the content and (2) one or more potential uses of the content are controlled, at least in part, by one or more Rules and Controls specified by a sending party; and

          (ii) an application, tentatively denominated "Publish America(TM)," that enables individual users and organizations to become cyberspace publishers through the packaging of digital content in Secure Containers utilizing one or more material portions of any Special Advanced Technologies.

                     ARTICLE 5. LICENSES AND RESTRICTIONS.

     5.1  License Grant to SSG.
          --------------------

          (a)  Licenses to InterTrust Technology and Modified Technology.
               ---------------------------------------------------------
     Subject to the terms and conditions of this Agreement, InterTrust grants to SSG during the term of this Agreement a limited, nonexclusive, nontransferable (except as expressly provided in Section 5.2) worldwide right and license under the Licensed Rights to:

               (i) use and reproduce the InterTrust Technology solely for the purpose of (a) designing, making, developing, producing and using SSG Products and/or

                                                                    CONFIDENTIAL

          Cooperative Applications that are in Compliance with the InterTrust Specifications; and (b) exercising the rights granted under Sections 5.1(a)(ii), 5.1(a)(iii), 5.1(a)(iv), and 5.1(b) hereof;

               (ii) modify, enhance and create derivative works of the InterTrust Technology, except the Core Technology, to create the Modified Technology and use such Modified Technology solely for the purpose of enabling incorporation of InterTrust Technology into SSG Products and/or Cooperative Applications that are in Compliance with InterTrust Specifications;

               (iii) distribute, offer for sale, sell, license, import and/or otherwise transfer SSG Products and Cooperative Applications that are Application Products, and Distributable Documentation, to SSG's Customers pursuant to a Customer Agreement in accordance with, and as defined in, Section 6.2 hereof; and

               (iv) distribute, offer for sale, sell, license, import and/or otherwise transfer SSG Products and Cooperative Applications that are Clearinghouse Products, solely to Authorized Clearinghouse Providers under Section 5.2(b) pursuant to a Customer Agreement specific to such Authorized Clearinghouse Providers, supplied in accordance with, and as defined in, Section 6.2 hereof.

          (b)  License to Perform Clearinghouse Functions. Subject to the terms
               ------------------------------------------
     and conditions of this Agreement, InterTrust grants to SSG during the term of this Agreement a limited, nonexclusive (except as expressly provided in Section 10.1), nontransferable (except as expressly provided in Section 5.2), worldwide right and license under the Licensed Rights to perform Clearinghouse Functions solely under the SSG Trademarks, and solely in cases in which SSG performs and controls such Clearinghouse Functions in Compliance with InterTrust Specifications. Such Clearinghouse Functions may be performed solely: (i) to service Rights User Nodes, each such node having been provided by (1) an SSG Product and/or Cooperative Application, and solely in connection with such SSG Product and/or Cooperative Application, or (2) such Compliant products for which InterTrust has expressly granted a license to have Authorized Clearinghouse Providers service Rights User Nodes thereof, and/or (ii) pursuant to a sublicense from an Authorized Clearinghouse Provider having an express, written license from InterTrust allowing such Authorized Clearinghouse Provider to enter into such sublicense.

          (c)  License to InterTrust Trademarks. Subject to the terms and
               --------------------------------
     conditions of this Agreement, InterTrust grants to SSG during the term of this Agreement a limited, nonexclusive, nontransferable, worldwide license to use and display the InterTrust Trademarks solely: (i) on SSG Products, Cooperative Applications, and with respect to associated services to indicate that such products, applications and services are in Compliance with InterTrust Specifications; (ii) on related Distributable Documentation and marketing materials to identify that InterTrust Technology is being utilized by SSG; and (iii) as set forth herein or otherwise reasonably stipulated in writing by InterTrust. InterTrust shall have the right to approve all uses of InterTrust Trademarks, including use thereof on SSG Products and Cooperative Applications, in connection with services (including performance of Clearinghouse Functions) provided by SSG relating to

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                                                                    CONFIDENTIAL

     products and applications employing InterTrust Technology and/or Modified Technology, and in related documentation and marketing materials.

     5.2  Sublicense Rights. In accordance with the terms of this Section 5.2,
          -----------------
SSG may enter into sublicense agreements pursuant to which SSG may authorize certain other entities to perform portions of the actions licensed to SSG under Sections 5.1(a) and 5.1(b) hereof. Sublicense agreements relating to SSG's rights under: (i) Sections 5.1(a)(i), 5.1(a)(ii), 5.1(a)(iii) and 5.1(a)(iv) shall be governed by Section 5.2(a), below; and (ii) Section 5.1(b) shall be governed by Section 5.2(b), below. All sublicensees must enter into a written sublicense agreement with SSG, the form and content of which agreement (or agreements, as appropriate) are fully consistent with the provisions of this
Section 5.2 and have been previously approved by InterTrust in writing (such approval not to be withheld unless such form agreements do not reasonably protect InterTrust's rights as set forth in this Agreement or its Intellectual Property Rights). Upon approval, each sublicense form shall be attached as an Exhibit hereto and may be used by SSG as appropriate under the circumstances, unless and until InterTrust reasonably requires that one or more approved sublicense forms be modified, to accommodate, for example, modified provisions or additional provisions reasonable under the circumstances. Such sublicense form agreement shall, at minimum, require each sublicensee to agree in writing:
(a) to be subject to SSG's obligations under this Agreement; (b) to perform obligations identical to the obligations of SSG under Sections 5.1, 5.3, 5.4, 6.1, 6.2, 6.3, 6.4, 6.5 (to the extent any sublicensee marks may be used in connection with products), 6.6 and 10.2, and Articles 7, 8, 11, 12, 13, 15 and 16 of this Agreement to the extent of their activities under the sublicense, and
(c) to agree to provisions substantially as set forth in Sections 8.4 and 10.2. In addition, each sublicensee shall enter into a written agreement with InterTrust, in the form of a certification form to be attached as an Exhibit to the sublicense agreement, pursuant to which such sublicensee agrees that InterTrust shall have the right to enforce the terms of the sublicense agreement between SSG and such sublicensee. Prior to granting any such sublicense, SSG shall provide InterTrust with the name of the proposed sublicensee and a certification that the proposed sublicense agreement includes all of the provisions contained in the approved sublicense form. Where the proposed sublicensee is not a SSG and/or SOFTBANK Affiliate, InterTrust shall have thirty
(30) days to authorize such proposed sublicensee. InterTrust's decision to authorize or refuse to authorize a proposed sublicensee that is not a SSG and/or SOFTBANK Affiliate shall be in InterTrust's sole discretion, and can be exercised on any basis. If InterTrust fails to authorize the sublicensee, the sublicense agreement shall not take effect. Any sublicense granted to an Affiliate of SSG or SOFTBANK shall remain effective only so long as such sublicensee remains an Affiliate of SSG or SOFTBANK. SSG shall guarantee and remain liable to InterTrust for all sublicensees' performance of such obligations. Sublicensees shall have no further right to sublicense any right received. SSG agrees and acknowledges that SSG's performance of its obligations hereunder is necessary for InterTrust to adequately protect its Intellectual Property Rights made available hereunder, and such performance shall constitute a condition precedent to the granting of other licenses under Article 5 hereof.

          (a) Non-Clearinghouse Sublicenses. SSG may enter into sublicense
              -----------------------------
     agreements pursuant to which SSG may grant sublicensees some or all of the rights licensed to SSG under Sections 5.1(a)(i), 5.1(a)(ii), 5.1(a)(iii), 5.1(a)(iv) and 5.1(c). In addition to other terms set forth in this Section
     5.2 above, such sublicenses shall be subject to the following terms and conditions:

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                                                                    CONFIDENTIAL

               (i) SSG shall grant sublicenses only to SOFTBANK or its Affiliates (and only while SSG is a SOFTBANK Affiliate);

               (ii) Products distributed to, and/or services performed by, Persons other than SSG must be performed and branded solely under SSG Trademarks or, as applicable, other SSG Affiliate or SOFTBANK Affiliate trademarks as set forth herein (except where use of InterTrust Trademarks is required herein), but in the case of a SSG or SOFTBANK Affiliate, only for so long as such SSG or SOFTBANK Affiliate remains such an Affiliate;

               (iii) Activities authorized under the sublicense shall be limited to the development of SSG Products or Cooperative Applications.

          (b)  Clearinghouse Function Sublicenses. SSG may enter into sublicense
               ----------------------------------
     agreements pursuant to which SSG may authorize performance of some or all of the activities licensed to SSG under Section 5.1(b) by any Person, but solely to perform Clearinghouse Functions on behalf of SSG, and solely under SSG Trademarks or, as applicable hereunder, any other SSG or SOFTBANK Affiliate trademarks as set forth herein and in accordance with Section 5.1(b) hereof.

     5.3  No Additional Licenses. SSG understands and acknowledges that
          ----------------------
InterTrust is licensing to SSG only certain limited rights to use InterTrust Technology (including performing Clearinghouse Functions and sublicensing certain rights granted SSG) as described herein. Thus, notwithstanding the generality of any other provision herein, SSG acknowledges and agrees that the licenses granted under Sections 5.1 and 5.2 are the only licenses granted to SSG, and that no other licenses are granted, expressly, or by implication or estoppel, now or in the future. All rights not expressly granted to SSG under this Agreement are reserved and retained by InterTrust.

     5.4  General Restrictions. SSG covenants that it shall not: (i) during
          --------------------
the term of this Agreement, reverse engineer any technology that has been supplied to SSG in Object Code form only, or emulate the functionality of, and/or modify any portion of the Core Technology; or (ii) after the term of this Agreement, use or exploit the InterTrust Technology for any purpose whatsoever. Any use by SSG of any portion of the InterTrust Technology and/or Modified Technology outside the scope of the licenses granted by InterTrust hereunder shall constitute a material breach of this Agreement.

               ARTICLE 6. SSG SUPPORT AND ADDITIONAL COVENANTS.

     6.1  SSG Support of InterTrust Technology.
          ------------------------------------

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                                                                    CONFIDENTIAL

          (a) SSG Use of InterTrust Technology. In accordance with the
              --------------------------------
     licenses granted to SSG and the other terms hereunder, SSG agrees to develop, produce, and generally distribute, or use for commercial purposes, a SSG Product and/or a Cooperative Application as soon as commercially reasonable and practicable, and in any case within eighteen (18) months following the date InterTrust makes available to SSG the System Developer Kit 1.0 in beta format. Such time period shall be extended by any period in which: (i) there exists a Material Defect in the InterTrust Technology that materially impedes SSG's development efforts as relevant, but only from the date that SSG documents such defect as provided in Section 3.3(b) hereof to the date InterTrust has reasonably corrected or removed such Material Defect as provided hereunder; or (ii) InterTrust materially fails to provide any of the support services required in Section 3.3 (other than Section 3.3(b)) and such material failure actually impedes SSG's development efforts, as relevant, but only to the extent of any delay reasonably and solely attributable to such material failure.

          (b) Compliance with InterTrust Specifications. SSG shall not commence
              -----------------------------------------
     the distribution, sale or other transfer of any specific SSG Product or Cooperative Application, or perform any service directly relating to such products or applications, unless such SSG Product, Cooperative Application and/or service is in Compliance with InterTrust Specifications. InterTrust may, from time to time in its sole discretion, modify InterTrust Specifications to accommodate changes in InterTrust Technology, and any related InterTrust product development, for purposes of, for example, improving architectural integrity, functional capability, standardization, security capability, efficiency, and/or interoperability of InterTrust Commerce-based technology, components, products and services (a "New
                                                                      ---
     Specification"). InterTrust shall use commercially reasonable efforts to
     -------------
     maintain compatibility between a New Specification and the then-preceding Specification, unless considerations of security, interoperability, performance, or functionality enhancement indicate that such compatibility is not commercially appropriate. To the extent InterTrust releases a New Specification that applies to any portion of a Cooperative Application, SSG Product and/or service then being performed or distributed by SSG (as applicable), SSG shall bring any further such products delivered to customers, and/or any services for any such products (as applicable), into Compliance with such New Specification as of the earliest to occur of: (i) the next version, release, or production cycle of such Cooperative Application, SSG Product and/or service (the "Next Version"), as earlier
                                                   ------------
     applicable, but only to the extent that SSG receives notice of such New Specification within a reasonably sufficient time of such Next Version to accommodate new aspects of such New Specification; and (ii) [*] ([*]) months after SSG receives a released copy of such New Specification. InterTrust and SSG further agree that SSG shall, within [*] ([*]) months after receiving a released copy of such New Specification, implement such new aspects of such New Specification for all applicable services supporting and/or employing SSG Products and Cooperative Applications and/or any other products employing InterTrust Technology provided to customers and not meeting such New Specification. Notwithstanding the foregoing, should serious technical interoperability and/or security requirements commercially necessitate more prompt action, SSG and InterTrust will confer and agree upon the most aggressive, practical schedule feasible to ensure Compliance with the New Specification for all SSG Products, Cooperative Applications, and any services relating to such products or applications. Under such conditions, SSG shall take whatever commercially

---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                                                                    CONFIDENTIAL

     appropriate steps are reasonable and required under the circumstances to minimize or eliminate a continuation of such interoperability and/or security problems.

          (c) Compliance Testing. SSG acknowledges that: (i) in support of
              ------------------
     InterTrust Technology, InterTrust may implement one or more certification programs designed to ensure that licensed products and/or associated services (including SSG Products and any Cooperative Applications) use InterTrust Technology and/or Modified Technology in Compliance with InterTrust Specifications in accordance with this Agreement (the "Certification Program(s)"); and (ii) such a Certification Program(s) is
      ------------------------
     important to maintaining the reliability of products and services employing InterTrust Technology and/or Modified Technology, and in maintaining public confidence in the integrity of InterTrust brands as the resource for interoperable electronic commerce. Such Certification Programs may, in InterTrust's sole discretion, require, for example, SSG: (a) to use a suite of test software provided by InterTrust for use by SSG to test and verify that Cooperative Applications and SSG Products (and/or associated services) are in Compliance with InterTrust Specifications; (b) to submit samples of Cooperative Applications and SSG Products and associated programs, parameter data, and other information (in object code form unless source code is necessary or reasonably appropriate) that may be technically material to Compliance with InterTrust Specifications, prior to first commercial distribution, sale, other transfer to, or use by, a customer or SSG service, as applicable, so as to allow InterTrust (or an InterTrust delegate) to perform confidential testing ("Certification Testing"); and
                                                 ---------------------
     (c) to the extent that options (a) or (b) immediately above do not, or can not reasonably be anticipated to, provide sufficient information to verify Compliance, to provide InterTrust with full and detailed specifications and documentation related to SSG's use of InterTrust Technology and Modified Technology for SSG Products, Cooperative Applications, and any associated services, but only to the extent that any such specifications and documentation may be material to Certification Testing. SSG shall comply with any Certification Program established by InterTrust in accordance herewith, and all specifications and documentation provided shall be certified by an authorized representative of SSG. In connection with any such Certification Testing, particularly the testing of products and/or services, as applicable, InterTrust (or an InterTrust delegate) will respond in a reasonably prompt manner following receipt of submitted products and access to, or receipt of technology supporting, such service, unless commercially reasonable factors prolong such testing. Such response shall be in the form of: (1) a written approval that the product or service is certified (such SSG Products and Cooperative Applications not being Compliant until such certification has been granted); or (2) if not approved, a detailed summary of problems and, where feasible, suggested solutions. InterTrust (or an InterTrust delegate) will apply the Certification Program, as applicable, in a non-discriminatory and consistent manner with respect to similar products and/or services. InterTrust's rights under this Section 6.1 shall not be affected in any manner by an InterTrust decision not to perform such Certification Testing.

          (d) Costs. To defray costs associated with the performance and
              -----
     administration of the Certification Program, in connection with the certification of any product or service SSG shall be charged a reasonable fee not to exceed industry norms for similar testing activities (and, if conducted by InterTrust, the full cost incurred by InterTrust in performing and administering such tests). An estimate of such fee shall be provided to

                                                                    CONFIDENTIAL

     SSG, as applicable, as soon as reasonably practical upon SSG's submission of samples, or documentation for and access to services, for testing, and such fee shall be paid by SSG in accordance with standard industry practices, as available.

          (e) Translation of Material in Foreign Languages. InterTrust shall
              --------------------------------------------
     have the right to receive and approve (to the extent referencing InterTrust Technology or capabilities and/or functions enabled by InterTrust Technology) any non-English translations made by or for SSG of documentation provided by SSG concerning SSG Products, and Cooperative Applications, and any related services (including Distributable Documentation), legends and Notices required pursuant to Section 6.3 hereof and other required notices, and all versions of InterTrust Technology.

     6.2  Customer Agreements. SSG shall not distribute any Cooperative
          -------------------
Application or SSG Product to any Person unless SSG shall have first notified and required such Person to execute a form of customer agreement (the "Customer
                                                                       --------
Agreement(s)") provided by SSG, such Customers Agreement forms having: (i)
------------
terms relating to InterTrust Technology and InterTrust's rights and interests consistent with and reflective of the terms of this Agreement; and (ii) been previously approved in writing by InterTrust (such approval not to be withheld unless such Customer Agreement(s) does not reasonably protect InterTrust's rights under this Agreement or sufficiently protect InterTrust's Intellectual Property Rights. Once approved by InterTrust, the Customer Agreement(s) shall be set forth as an Exhibit to this Agreement and may be used, as applicable, by SSG as a form agreement unless and until: (a) SSG modifies such agreement (provided that InterTrust has approved such modification in writing); or (b) InterTrust reasonably requires that SSG alter the Customer Agreement to protect InterTrust's rights under this Agreement or to protect its Intellectual Property Rights, for example in view of court decisions and/or applicable regulations under the circumstances. At a minimum, the Customer Agreement forms will: (i) prohibit customers from disassembling, modifying or reverse engineering any portion of the InterTrust Technology incorporated in the SSG Product or Cooperative Application; (ii) stipulate that such customer has no right to use the SSG Product or Cooperative Application to engage in or perform any Clearinghouse Functions whatsoever unless such customer is an Authorized Clearinghouse Provider or an authorized sublicensee under Section 5.2 hereof;
(iii) grant such customer only a limited license to use the Cooperative Application or SSG Product, and, as applicable, to (A) incorporate Authorized Application Software into such customer's software product to provide a Rights User Node that is Compliant with InterTrust Specifications or (B) develop and incorporate software components that provide the interface for and support operation in conjunction with a Rights User Node provided by InterTrust Commerce Technology; (iv) permit such customer to engage SSG and/or an Authorized Clearinghouse Provider to perform Clearinghouse Functions with respect to such software product; (v) provide that if such customer is permitted to modify any portion of InterTrust Technology, such customer shall grant to InterTrust a license on substantially the same terms as Section 8.4; (vi) provide that the Customer Agreement is to and for InterTrust's benefit and may be enforced by InterTrust at its discretion; and (vii) contain such other provisions as stipulated herein. SSG agrees that to the extent any form of Customer Agreement might be deemed to be unenforceable or otherwise ineffective in any jurisdiction, SSG shall, upon notification by InterTrust, substitute other forms of Customer Agreements, or take other actions, as reasonably specified by InterTrust, including, for example, specifying other generally accepted, legally effective forms of Customer Agreement, if such exists for a given jurisdiction, in order to provide InterTrust with legally enforceable protection contemplated hereunder. SSG agrees and acknowledges that SSG's

                                                                    CONFIDENTIAL

performance of its obligations hereunder is necessary for InterTrust to adequately protect its Intellectual Property Rights made available hereunder, and such performance shall constitute a condition precedent to the licenses granted under Article 5 hereof. SSG shall not be obligated to file any claim in litigation to enforce the terms of Customer Agreement(s); provided that SSG
                                                          -------- ----
shall, if requested by InterTrust, terminate such Customer Agreement(s) upon a material breach by such customer(s).

     6.3  Legends and Notices.
          -------------------

          (a) Product Legends and Notices. SSG shall, in accordance with
              ---------------------------
     InterTrust's instructions and/or approved exemplars and samples provided from time to time by InterTrust to SSG, place Notices (as hereinafter defined) on all Cooperative Applications, SSG Products, documentation, marketing and advertising materials therefor, and for associated services, on all packaging for any physical media containing any such products, and on all initialization and/or start-up screens of any stand-alone software developed by or for SSG using or incorporating InterTrust Technology and/or Modified Technology. For purposes of this Agreement, the term Notices shall include: (i) Intellectual Property Rights, warranty, and disclaimer notices; (ii) any symbols or marks stipulating Compliance with InterTrust Specifications; (iii) a notice stating that SSG Products and Cooperative Applications are "InterTrustworthy" and are being delivered using InterTrust Technology (as such notices may be amended by InterTrust from time to time); and (iv) other field of use and product notices stipulated by InterTrust, so long as such notices (a) in the opinion of InterTrust's counsel, assist in protecting InterTrust intellectual property and other InterTrust rights under the laws of any relevant jurisdiction, (b) are commercially reasonable means to protect InterTrust rights without being overly intrusive or unreasonably costly to SSG's sales and marketing efforts, and (c) in InterTrust's reasonable opinion or upon written opinion of InterTrust's outside legal counsel, cannot be adequately addressed in the Customer Agreement. Before any Notices are omitted pursuant to subsections (b) and (c) immediately above, SSG shall advise InterTrust in writing of the circumstances and the Parties' Project Managers shall directly discuss the issue. SSG shall not, and shall not permit any Person to, remove, alter, cover, obfuscate or otherwise deface any InterTrust Trademarks or Notices on any InterTrust Technology or associated documentation, marketing and advertising materials therefor. Compliance with subsections (i) and (iv) above shall constitute conditions precedent to the licenses granted under Article 5 hereof.

          (b) Network Notices. SSG shall, in accordance with InterTrust's
              ---------------
     instructions or approved exemplars and samples provided from time to time by InterTrust to SSG: (i) place Notices specified by InterTrust, which Notices shall not unreasonably detract from, or interfere with, SSG content or branding, on all of SSG's start-up screens or initial user interface menus of any server host environment generated by or referencing the Cooperative Applications and/or the SSG Products or any associated services; and (ii) include a link from any home pages or any Web page of SSG, any other SOFTBANK Affiliate, and any SSG customer or licensee (who does not object to such link), that uses InterTrust Commerce Technology in its products or in connection with its services, which materially promotes or otherwise supports SSG Products, Cooperative Applications and associated services, to a home page that InterTrust may provide for such purpose on the World Wide Web or the equivalent thereof on any other electronic network.

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                                                                    CONFIDENTIAL

     Notwithstanding the foregoing, neither SSG nor any SOFTBANK Affiliate shall have any obligation to provide any such link to the extent that InterTrust's home page: (a) references any software distributor other than SSG, SOFTBANK, or a SOFTBANK Affiliate as an InterTrust provider of software distribution clearinghouse transaction services; or (b) contains materials, or points to another website that contains materials, directly and substantially in conflict with SSG's material commercial interests. Before any such link is removed or not established for the reasons set forth in subsection (a) and (b) immediately above, SSG shall provide InterTrust with four (4) days prior written notice describing any such material conflict and afford InterTrust the opportunity to comment upon and, if appropriate, correct such conflict. InterTrust shall be afforded the opportunity to have a link re-established promptly upon any rectification of a material conflict.

          (c) Prospective Notice. The Notices shall be effective beginning on
              ------------------
     the date InterTrust gives SSG written notice thereof and SSG shall as soon as reasonably commercially practicable implement and/or comply with applicable portions thereof.

     6.4  InterTrust Trademarks.
          ---------------------

          (a) Standards. SSG expressly recognizes the importance of
              ---------
     InterTrust's reputation and goodwill, and of maintaining high, uniformly applied standards of quality in connection with SSG's use and distribution of products, applications, and services pursuant hereto bearing InterTrust Trademarks. Consequently, to maintain InterTrust's interest in and rights to the InterTrust Trademarks, products, and associated services, and to maintain in the mind of the public and customers that InterTrust Technology and its components represent sufficient levels of quality, trust and reliability, SSG shall utilize the InterTrust Trademarks in accordance with trademark guidelines (including approved samples and exemplars) as provided herein and as may be provided to SSG by InterTrust. Such trademark guidelines shall: (i) include a list of InterTrust trademarks that have been registered, or applied for, and shall specify restrictions on use, if any, including permitted and prohibited countries and jurisdictions; and
     (ii) may be revised from time to time by InterTrust. InterTrust Trademarks, as listed on Exhibit C attached hereto, may be reasonably modified by InterTrust from time to time upon InterTrust's provision to SSG of reasonable prior written notice. Any such modification shall not include any names, logos or marks that substantially conflict with any then-existing trademark rights of SSG.

          (b) Trademark Ownership; Contestability. SSG acknowledges and agrees
              -----------------------------------
     that all uses of InterTrust Trademarks as permitted hereunder, and the goodwill associated therewith, shall inure solely to the benefit of InterTrust. SSG agrees that it shall not contest the validity of any InterTrust Trademarks or registrations thereof or applications with respect thereto, or InterTrust's exclusive ownership of the InterTrust Trademarks or their associated goodwill. SSG agrees to make available to InterTrust, upon request, copies of SSG's records and such other documentary evidence as is/are retained in the ordinary course of business regarding its use of the InterTrust Trademarks, and information regarding first use of the InterTrust Trademarks by SSG in each country.

          (c) Confusing Similarity. SSG shall not use any marks identical with
              --------------------
     or confusingly similar to any of the InterTrust Trademarks, shall not register or attempt to

                                                                    CONFIDENTIAL

     register any marks identical with or confusingly similar to InterTrust's Trademarks, and shall not permit any SOFTBANK Affiliate to use or affix any trademark of such Affiliate on any SSG Product supplied to such Affiliate, to the extent such Affiliate distributes, provides services for, or transfers to others any product other than a product incorporating InterTrust Technology, using Secure Containers that bears a trademark of such Affiliate.

          (d) Prospective Notice. Changes in the InterTrust Trademarks and such
              ------------------
     standards of quality shall be effective beginning on the date InterTrust gives SSG written notice thereof and SSG shall, as soon as reasonably commercially practicable thereafter, implement and/or comply with such respective portions thereof.

     6.5  SSG's Use of SSG Trademarks on Cooperative Applications and SSG
          ---------------------------------------------------------------
Products. To promote the branded and distinct identity of any InterTrust
--------
Compliant Cooperative Application, SSG Products, associated services or any other such products used in commerce by SSG and/or distributed, sold or otherwise transferred by SSG to Customers as provided hereunder, SSG acknowledges and agrees that any trademark or logo used by SSG in commerce to specifically identify, label or market a Cooperative Application, SSG Product, or services associated therewith (other than trademark or logos that serve to generally identify SSG or SOFTBANK, or any Affiliate or sublicensee thereof) shall not, concurrently or thereafter, be used to identify any product or services other than such SSG Products, Cooperative Applications and associated services, whether by SSG or pursuant to license or sublicense from SSG.

     6.6  SSG Trademarks. Subject to the terms and conditions of this
          --------------
Agreement, SSG grants to InterTrust during the term of this Agreement a limited, nonexclusive, royalty-free, worldwide license, without the right of sublicense except to InterTrust's Affiliates, to use the SSG Trademarks solely in connection with any publicity pursuant to Article 8 hereof, unless otherwise agreed by SSG. InterTrust shall obtain permission from SSG for any further use of SSG's Trademarks and shall comply with SSG instructions provided in writing by SSG concerning such further use of any SSG Trademarks. InterTrust shall comply with any reasonable guidelines provided in writing by SSG concerning such use of any SSG Trademarks and shall comply with the provisions of Section 6.4 as reasonably applied to the use of SSG Trademarks. Such SSG Trademark guidelines shall include a list of SSG Trademarks that have been registered, applied for, or used in interstate commerce and shall specify restrictions on use, including permitted countries and jurisdictions. SSG Trademarks, as listed on Exhibit C attached hereto, may be reasonably modified by SSG from time to time upon SSG's provision to InterTrust of reasonable prior written notice thereof. Any such modification will not include any names, logos or marks that substantially conflict with then-existing trademark rights of InterTrust.

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                                                                    CONFIDENTIAL

                  ARTICLE 7. LICENSE FEES AND PAYMENT TERMS.

     7.1  Fees and Royalties.
          ------------------

          (a   InterTrust Technology Fees and Royalties. In consideration of
               ----------------------------------------
     the licenses granted to SSG herein and the other terms and conditions hereof, SSG shall pay to InterTrust the following amounts, net of any withholding tax; provided that no fees or royalties shall be due hereunder
                      -------- ----
     for any set-up, interfacing, or development fees paid to SSG and associated with the initial establishment of commercial services by SSG, but not in lieu of any fees or royalties for commercial services:

               (i) Nonrefundable license fees totaling in the aggregate [*] dollars (US$[*]), which shall be [*] InterTrust as set forth in Sections 7.1(a)(ii) and 7.1(a)(iii) below, in accordance with Section 7.1(b) hereof (the [*]), and payable in the following amounts:

                    (1 [*] dollars (US$[*]), payable concurrently with the execution hereof;

                    (2 [*] dollars (US$[*]), payable within seven (7) days after InterTrust has made available the beta version of the SDK 1.0 to SSG; and

                    (3 [*] dollars (US$[*]), payable upon the earlier of such time that SSG first transfers, distributes or uses for commercial purposes a SSG Product or Cooperative Application, or first performs for commercial purposes any Clearinghouse Function;

               (ii) based at least in part on the performance of Clearinghouse
          Functions:

                    (1) a royalty of six-tenths of one percent (0.6%) of the Gross Commercial Value of each Content Transaction;

                    (2) a royalty of two percent (2%) of all revenue and/or other consideration received pursuant to this Agreement for performance of such Clearinghouse Functions, but not including Content Transactions as set forth in Section 7.1(a)(ii)(1) above (an "Alternative Transaction"); or

                    (3) where a single instance of the performance of Clearinghouse Functions includes at least one aspect involving a Content Transaction and at least one other aspect involving an Alternative Transaction, a royalty consisting of the sum of a royalty calculated pursuant to section 7.1(a)(ii)(1) for such Content Transaction aspect and a royalty calculated pursuant to section

---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                    CONFIDENTIAL

                         7.1(a)(ii)(2) for such Alternative Transaction aspect. The Alternative Transaction aspect will be calculated only on any value received above and beyond the Gross Commercial Value of the Content Transaction.

               (iii) for all revenue or other consideration, if any, derived by SSG in connection with the sale, distribution or other use of Cooperative Applications and/or SSG Products:

                         a royalty of [*] percent ([*]%) of all such revenue and consideration.

          (b   [*] and [*]. Commencing on January 1, 1998
               -----------
     and continuing until December 31, 2002, SSG shall be entitled to [*] of all [*] under Sections [*] and [*] in a calendar quarter [*]; provided
                                                                   --------
     that the total amount of all such [*] during such period shall not exceed
     ----
     [*] ($[*]) in the aggregate.

          (c   Support Fee. In partial consideration of InterTrust's provision
               -----------
     of the Assistance and other technical support set forth in Section 3.3 hereof, SSG shall pay to InterTrust the amount of [*] dollars (US$[*]) per year during the Support Period (the "Support Fee"). Such fee shall be
                                          -----------
     adjusted from year to year, in proportion with changes in the consumer price index published by the Bank of America, or its equivalent in the absence of the availability thereof. SSG shall pay the Support Fee in four quarterly installments within thirty (30) days after each calendar quarter in accordance with Section 7.2 hereof. Such Support Fee will no longer be payable if InterTrust discontinues the support and Assistance set forth in
     Section 3.3 for any reason.

          (d)  [*]. If InterTrust [*] to such Core Partner than those granted
               ---
SSG hereunder, and pursuant to such agreement: (i) [*] of the type in [*] are [*] than the [*] set forth in such sections hereof; and/or (ii) the [*] or any [*] is [*] than that set forth in Section [*] hereof, then, from the effective date of such [*] and for so long as SSG is entitled to receive certain favorable treatment as set forth in Section 3.2(b), as applicable, the [*] set forth in Sections [*] hereof shall henceforth be reduced to such lower [*] to such Core Partner, and/or SSG shall thereafter be accorded such [*].

     7.2  Payment Procedure. Except as otherwise expressly provided in this
          -----------------
Agreement, within [*] ([*]) days after the end of each calendar quarter, SSG shall pay InterTrust all amounts due and/or payable pursuant to the licenses granted hereunder, and received during such calendar quarter. SSG shall make all payments hereunder by corporate check (except corporate checks shall not be used for payments due under Section 7.1(a)(i)(1) and (2)) or by wire transfer to such account as designated by InterTrust in writing. Concurrently with each royalty payment, SSG shall provide to InterTrust a written royalty report, certified to be accurate by an officer of


---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                    CONFIDENTIAL

Upgrade Corporation of America and/or SOFTBANK Internet Services, Inc., as applicable, specifying: (i) the revenues derived by SSG that are subject to royalties during each calendar month of such quarter; (ii) the basis for calculation of the amounts due and payable; and (iii) summaries of business records employed by SSG to arrive at the information set forth in (i) and (ii) immediately above. The manner of calculation of the amounts due and payable to InterTrust hereunder shall be determined in accordance with recognized and generally accepted U.S. accounting procedures and principles that shall be consistently applied to all such payments.

     7.3  Currency. Gross Commercial Value and all consideration received by
          --------
SSG pursuant to Sections 7.1(a)(ii) or 7.1(a)(iii) in a currency other than U.S. dollars shall be converted by SSG to U.S. dollars on a monthly basis for purposes of payment to InterTrust on a quarterly basis (unless otherwise specified by InterTrust in its sole discretion to be paid in another single alternative currency upon providing ninety (90) days prior written notice thereof) according to the official rate of exchange for such currency, as published by the Marine Midland Bank on the last business day during each calendar month of a calendar quarter for which such royalties are due. If the Marine Midland Bank ceases or fails to publish such official rate of exchange at any time during the term of this Agreement, the official rate of exchange during any such period of cessation shall be such rate as published by the Bank of America (San Francisco, California) or its legal successor on the last working day of such calendar quarter for which such royalties are due.

     7.4  Taxes. SSG shall pay taxes, including but not limited to withholding
          -----
taxes, imposed by any foreign government or any other jurisdictions outside of the United States, as applicable, on all fees and royalties payable to InterTrust under this Agreement. SSG shall be responsible for payment of all sales, use, value-added and other taxes, duties and other charges that may fall due with respect to the transfer to or licensing, reproduction, distribution, and/or use by SSG of the Cooperative Applications and the SSG Products, and with respect to SSG's activities with respect to the Clearinghouse Functions. InterTrust shall be responsible for payment of all sales, use, value-added and other taxes that may be imposed by the United States government on InterTrust with respect to the transfer to or licensing to SSG of the InterTrust Technology hereunder or with respect to the payments received hereunder.

     7.5  Interest. SSG agrees that all sums owed or payable to InterTrust
          --------
hereunder shall bear interest (compounded daily) at the rate of [*] percent ([*]%) per month or [*] ([*]) points above the U.S. Prime Rate on an annualized basis as published at the end of a calendar quarter for which such royalties are due, whichever is higher, or such lower rate as may be the maximum rate permitted under applicable law, from the date upon which payment of the same shall first become due up to and including the date of payment thereof whether before or after judgment, and that SSG shall be additionally liable for all costs and expenses of collection, including, without limitation, reasonable fees for attorneys and court costs. Notwithstanding the foregoing, such specified rate of interest shall not excuse or in any way whatsoever be construed as a waiver of SSG's express obligation to timely provide any and all payments due to InterTrust hereunder.

     7.6  Audit. SSG shall maintain at its principal place of business during
          -----
the term of this Agreement and for a period of five (5) years thereafter all books, records, accounts, and technical materials regarding SSG's activities in connection herewith sufficient to determine and confirm SSG's royalty obligations and other material obligations hereunder. Upon InterTrust's request,

---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                   CONFIDENTIAL

SSG will permit an auditor or agent of InterTrust's choice (subject to SSG's consent, which shall not be unreasonably withheld or delayed) to examine and audit, during a reasonable time (but no more than once every six (6 months), such books, records, accounts, documentation and materials, and take extracts therefrom or make copies thereof for the purpose of verifying the correctness of SSG's reported royalty statements and payments provided by SSG or compliance with the license terms and other material obligations hereunder. SSG shall pay any unpaid delinquent amounts within ten (10) days of InterTrust's request. To the extent such examination: (a) discloses an underpayment of more than [*] dollars ($[*]) and such underpayment represents a sum greater than [*] percent ([*]%) of the sums paid to InterTrust by SSG during the applicable period subject to such audit; or (b) discloses an underpayment of more than [*] dollars ($[*]), SSG shall fully reimburse InterTrust, promptly upon demand, for the fees and disbursements due the auditor for such audit; provided that such prompt payment shall not be in lieu of any other remedies or rights available to InterTrust hereunder. If an audit reveals an overpayment, InterTrust shall notify SSG of such overpayment and SSG will apply the amount of such overpayment against future royalties due and payable to InterTrust. Notwithstanding the foregoing, within thirty (30) days of a request by SSG, InterTrust shall reimburse SSG up to [*] dollars ($[*]) of any such overpayment amount; provided that InterTrust posted a profit in accordance with GAAP in the calendar year preceding such request. Any balance will be paid from future royalties as provided for above.


               ARTICLE 8. PROPRIETARY INFORMATION AND OWNERSHIP.

     8.1  InterTrust Ownership.  SSG acknowledges and agrees that, as between
          --------------------
InterTrust and SSG, InterTrust is the sole and exclusive owner of, and shall retain and hereby reserves (and nothing herein shall alter InterTrust's reservation of) all right title and interest in: (i) the InterTrust Technology, enhancements and modifications thereto, and derivative works thereof created by or for InterTrust, and all Intellectual Property Rights embodied therein; (ii) all Intellectual Property Rights created, or embodied in any works (whether tangible or intangible) created, independently by InterTrust in connection with its performance of this Agreement, including participation in any Cooperative Application Project Plan; and (iii) Modified Technology not owned by SSG pursuant to Section 8.2 hereof, and all Intellectual Property Rights embodied therein (collectively, the "InterTrust Property"). No provision contained in
                            -------------------
this Agreement shall be construed to transfer to SSG or any other Person any title or ownership interest in any InterTrust Property.

     8.2  SSG Ownership.  Subject to InterTrust's ownership rights under Section
          -------------
8.1, as between SSG and InterTrust, SSG shall be the sole and exclusive owner of the portions of the following created solely by SSG hereunder: (i) any SSG Products; (ii) Modified Technology (except such Modified Technology that merely reimplements the existing functionality of InterTrust Technology provided to SSG, including, for example, porting or translation thereof); (iii) all Intellectual Property Rights created, or embodied in any works (whether tangible or intangible) created, independently by SSG in connection with its performance of this Agreement, including participation in any Cooperative Application Project Plan to the extent permitted under its licenses hereunder; and (iv) modifications or derivative works that are created by SSG and/or incorporated by SSG into products unless prior to creation and/or incorporation SSG knows that such modifications or derivative works fall outside the scope of its licenses hereunder. SSG further agrees that with respect to any technology subject to Section (iv) immediately above or


---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                    CONFIDENTIAL

any Intellectual Property Rights in such technology, SSG shall have no right to use, transfer, assign, license or otherwise exploit in any manner any portion thereof for any purpose whatsoever unless SSG shall have first negotiated and obtained on terms acceptable to InterTrust and SSG in their discretion a cooperative use agreement with InterTrust therefor.

     8.3  Joint Ownership.  The Parties may from time to time discuss and
          ---------------
mutually agree in writing upon the division of ownership rights appropriate for a Cooperative Application as to be set forth in the applicable Cooperative Application Project Plan in accordance with Section 4.1 hereof. Except as otherwise set forth in a Cooperative Application Project Plan or otherwise expressly provided herein, to the extent any Intellectual Property or tangible embodiment thereof (the "Joint Intellectual Property") is deemed by applicable
                         ---------------------------
law to be jointly created by the Parties under this Agreement, InterTrust and SSG shall jointly own such Joint Intellectual Property and neither Party shall be required to account to the other Party for profits from any exploitation thereof.

     8.4  SSG License to InterTrust.  In consideration of the licenses granted,
          -------------------------
and other consideration provided, by InterTrust to SSG under this Agreement, during the term of this Agreement, SSG hereby grants to InterTrust, its Affiliates, and their successors, assigns, and direct and indirect customers a nonexclusive, royalty-free and worldwide license under the Intellectual Property Rights of SSG (i) to make, have made, use, sell, offer for sale, import, distribute and/or otherwise exploit any products or perform any services directly relating to the InterTrust and/or DigiBox Technology, but solely to the extent that such activities would, but for such license, infringe any patent rights of SSG, or its sublicensees; (ii) to use Cooperative Applications and SSG Products solely in connection with InterTrust's internal development of any product or performance of any services; and (iii) to make, have made, use, sell, offer for sale, import, distribute and/or otherwise exploit any products or perform any services directly relating to electronic rights management, distributed electronic event management, or distributed operating system technology, but solely to the extent that, but for such license, such products or services would infringe any claims of a patent disclosing and/or claiming any Modified Technology.



     ARTICLE 9. PROMOTION AND MARKETING

     9.1  Joint Press Release.  Promptly after the Effective Date, the Parties
          -------------------
shall work together to publicly issue one or more mutually agreeable press releases disclosing the existence of this Agreement (but excluding any reference to either Party's partnering commitments set forth in Article 10 hereof), describing the Parties' intentions to develop important electronic commerce industry standards, services, and technology and generally promoting the InterTrust Technology and the InterTrust secure, general purpose interoperable commerce environment, SSG Products, and InterTrust related services of SSG (the "Joint Press Releases").
 --------------------
Unless otherwise agreed in writing, all further public disclosures by either Party concerning the subject matter of the Joint Press Releases shall be consistent with the content of the Joint Press Releases. All other public disclosures with respect to the terms hereof shall be made in accordance with
Section 11.5.

                                                                    CONFIDENTIAL

     9.2  Promotion and Marketing.  The Parties shall jointly participate in
          -----------------------
and, in addition to the Marketing Program commitments set forth in Section 9.3, from time to time (as they may agree) fund, promotional, marketing, and sales activities designed to: (i) increase industry awareness of both InterTrust and InterTrust Technology, including in particular InterTrust, and SSG, SSG Products and any associated services, any other InterTrust Compliant products or services marketed and labeled under a SOFTBANK or SOFTBANK Affiliate trademark as provided herein, and Cooperative Applications and any services associated therewith; (ii) attract content developers and users; (iii) encourage the development of tools and applications that employ InterTrust Technology, SSG Products and Cooperative Applications; (iv) identify potential InterTrust related development and/or licensing partners for InterTrust and/or SSG and/or other SOFTBANK Affiliates, as appropriate; and (v) encourage broad adoption of InterTrust Technology in the industry. At no time shall SSG make any representation or warranty to any Person materially inconsistent with: (a) InterTrust Specifications or Documentation; or (b) the efforts of the Parties with respect to promotion, marketing or other matters under this Agreement.

     9.3  Marketing Program.  SSG shall conduct a marketing program, commencing
          -----------------
promptly following the Effective Date and continuing through the period six (6) months after SSG's first commercial distribution or use of any SSG Product or related service (the "Marketing Project Period") to promote InterTrust Commerce
                      ------------------------
Technology-based products and services as follows:

          (a) Prior to October 1, 1996, SSG, with InterTrust's assistance, shall develop a detailed outline for the marketing program (the "Marketing
                                                                      ---------
     Outline"), which shall be subject to each Party's reasonable approval.  The
     -------
     Marketing Outline will set forth, at a minimum, detailed proposed Marketing Activities (as defined below) on a quarterly basis, and a proposed schedule, budget, and expense allocation (the "Allocated Expenses") for
                                                    --------- --------
     SSG's cooperative marketing efforts in connection with the Marketing Activities (such allocation to include, as mutually and reasonably agreed by the Parties, pro rata portions of overhead and expenses as appropriate).

          (b) The Marketing Outline shall include, at minimum, the following activities, and other activities as the Parties may agree (collectively, the "Marketing Activities"): (i) advertisement of InterTrust prominently
          --------------------
     in conjunction with SSG-advertised electronic commerce activities of SSG products and/or services; (ii) prominent placement on SSG's, and, as relevant, SOFTBANK Affiliates' primary world wide web page(s) of the InterTrust logo and such other reasonable, limited marketing statements that InterTrust may provide to SSG and that are mutually agreeable to both Parties; and (iii) such other activities as the Parties may mutually agree in order to feature InterTrust, such as utilization of the marketing and promotional means of certain SSG and/or SOFTBANK Affiliates (such as, for example, Phoenix Publishing Systems, Inc., SOFTBANK COMDEX Inc., and Ziff Davis Publishing Company)

          (c) During the Marketing Project Period, SSG shall directly expend at least one million dollars (US$1,000,000) in Allocated Expenses to carry out the activities set forth in the Marketing Outline. Such expenditure shall be deemed to be a material obligation of SSG hereunder. If at the end of the Marketing Project Period SSG has spent less than one million dollars (US$1,000,000) pursuant to the marketing program (the

                                                                    CONFIDENTIAL

     amount so spent subtracted from $1,000,000 constituting the "Deficit
                                                                  -------
     Amount"), SSG shall pay the entirety of such Deficit Amount directly to
     ------
     InterTrust within thirty (30) days of the end of the Marketing Project Period.

     9.4   Technology Advisory Committee. To further strategic opportunities
           -----------------------------
among the Parties and to encourage feedback concerning InterTrust Technology, InterTrust currently intends to establish a committee limited to representatives of: (i) leading companies chosen from certain technology, financial and/or content industry companies that have close technology strategic relationships with InterTrust; and (ii) certain leading experts in technology or business applicable to information and electronic commerce (the "Technology Advisory
                                                        -------------------
Committee").  The Technology Advisory Committee will meet regularly at a forum
---------
to be selected by InterTrust for the purpose of discussing and exchanging ideas for improving the functionality, interoperability, and market acceptability of InterTrust Technology and related issues pertaining to the electronic commerce industry. Upon the establishment of the Technology Advisory Committee: (a) InterTrust shall grant SSG the right to have one seat as a member thereof for a period of three (3) years; and (b) SSG shall promptly elect and notify InterTrust of its designation of an executive (who may be an employee of SSG, SOFTBANK, or an Affiliate) to serve on such committee. SSG shall: (1) be responsible for all acts and omissions of the representative in connection with the Technology Advisory Committee; and (2) pay for all expenses incurred by SSG in connection with participation on such Committee. SSG and its representative shall abide by all commercially reasonable rules and policies established by InterTrust for the Technology Advisory Committee. Notwithstanding the foregoing portion of this Section 9.4, SSG membership on the Technology Advisory Committee shall be subject to termination (in InterTrust's sole discretion) in the event that: (A) SSG's representative materially fails to comply with any of the rules established by InterTrust for the Technology Advisory Committee; (B) SSG materially breaches any of its representations, warranties or obligations under this Agreement; (C) SOFTBANK and/or UCA sells or transfers all or any portion of InterTrust securities obtained pursuant to the Stock Purchase Warrant Agreements to an initial public offering of InterTrust's securities); (D) SSG engages in any activities that materially conflict with InterTrust's interests; or (E) InterTrust, in its discretion, dissolves or discontinues the Technology Advisory Committee.


                     ARTICLE 10. Partnering Commitments.

10.1  InterTrust Partnering Commitment.  In consideration for SSG's obligations
      --------------------------------
hereunder, its commitment pursuant to Section 10.2, and the funds to be spent by SSG to develop SSG Products and related services, InterTrust agrees to the following partnering commitment (the "InterTrust Partnering Commitment").
                                      --------------------------------
Without obtaining the express prior written consent of SSG, which consent SSG may grant or deny in its sole discretion, commencing on the Effective Date and continuing until six months after the date on which InterTrust provides its SDK
1.0 (beta version) product to SSG (the "First Period"), InterTrust shall refrain
                                        ------------
from granting to any of the entities listed on Exhibit H hereto a license under the Licensed Rights to perform financial and usage information Clearinghouse Function services in connection with the administration of the distribution and use of software executables (i.e., personal and business productivity software applications and applets) ("Software Executables"). The InterTrust Partnering
                            --------------------

                                                                    CONFIDENTIAL


Commitment shall not in any way be construed to extend beyond the narrow scope herein provided, including, but not limited to, any of the excluded areas ("Excluded Areas") set forth on Exhibit H hereto. Such First Period may be
  --------------
extended for a period of time ending eighteen (18) months from the Effective Date (the "Additional Period"), to the extent that SSG executes an agreement
           -----------------
with [*] or three (3) of UCA's five (5) largest ISV/OEM customers (as determined on a UCA-received revenue basis), whereby [*] or such ISV/OEM customers adopt, as a primary means of electronic distribution of its software products or as its transaction system, InterTrust Technology in the form of SSG Products, SSG Application Products and/or Cooperative Applications or wherein each such applicable company commits to incorporate InterTrust packaging and/or viewing capabilities in such companies' software application products (including update and update releases, as well as product reconfigurations and modifications thereof) that in the aggregate exceed six (6) million units (including application products and client software) shipped annually (based on annualized volumes measured in the highest volume quarter for such units within the previous five (5) calendar quarters preceding such agreement, or reasonably projected for such units in the next four (4) calendar quarters if such application product has not been shipped in each of the previous five (5) quarters). The Additional Period shall cease immediately (i) upon a failure by SSG to spend four million dollars ($4,000,000) in the aggregate in the technical development and/or promotion and sale of SSG Products or Cooperative Application Products directly related to supporting Clearinghouse Function services on or before the first anniversary of SSG's receipt of InterTrust's SDK 1.0 (beta version) (such amount to be calculated in accordance with generally accepted US accounting principles consistently applied (GAAP) and excluding any fees or royalties paid to InterTrust pursuant to this Agreement) or (ii) should SSG fail to commercially release a SSG Product on or before twelve (12) months after InterTrust has provided SSG with its SDK 1.0 (beta version). InterTrust may, at any time, relieve itself of all of the obligations set forth in this Section
10.1 by, at its discretion, either: (a) paying to SSG an amount equal to twice SSG's direct expenses (the "Direct Expenses") incurred, limited to the amount of
                            ---------------
money that SSG can demonstrate through financial records (kept in accordance with GAAP) that it has directly expended in connection with the technical development or promotion and sale of SSG Products or Cooperative Applications as contemplated hereunder, provided that such payment amount shall not exceed ten million dollars ($10,000,000) in the aggregate; or (ii) transferring to SSG (at no cost) 174,947 shares of InterTrust's equity securities, such type of equity securities being Class A Common Stock or a more senior security, and otherwise the type of security being within InterTrust's sole reasonable commercial discretion, and the method of transfer being such method as upon which the Parties may agree in the exercise of their discretion. Notwithstanding the foregoing, in the event that InterTrust chooses to transfer such 174,947 shares to SSG and the fair market value of such shares, as determined by InterTrust's board of directors in the exercise of good faith, is less than the Direct Expenses, InterTrust shall pay to SSG an amount equivalent in cash and/or the value of additional shares equal to the difference between the amount of the Direct Expenses and such fair market value of such shares. To the extent InterTrust complies with this Section 10.1, InterTrust shall not be restricted from working with or licensing any technology or Intellectual Property to any Person.

     10.2  SSG Partnering Commitment.  In partial consideration for:  (i)
           -------------------------
InterTrust's performance of its obligations hereunder, including providing to SSG material access to confidential InterTrust Technology and Intellectual Property; (ii) the rights granted to SSG hereunder; and (iii) InterTrust's partnering commitment to SSG as set forth in Section 10.1 hereof, SSG agrees to the following partnering commitment (the "SSG Partnering Commitment"). Without
                                          -------------------------

---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                    CONFIDENTIAL

obtaining the express prior written consent of a Designated Officer of InterTrust (as defined in Section 11.2(b) hereof), which consent InterTrust may grant or deny in its sole discretion, during the First Period, SSG shall: (a) exclusively use the InterTrust Technology as its Secure Container and rights management technology solution and refrain from performing any transactions or engaging in the creation of any business relationships relating to Secure Containers other than those employing the InterTrust Technology; and (b) not participate in, assist, or promote the development, use or exploitation of any technology or products (other than the InterTrust Technology) that contain or include any material portion of the capabilities set forth in the "Special
                                                                   -------
Advanced Technologies" as described in Exhibit F attached hereto.  With respect
---------------------
to the subject matter of subparagraph (b) immediately above, the First Period shall automatically (and without any further action) be extended for a period ending eighteen (18) months from the Effective Date. Notwithstanding the foregoing: (1) any obligation pursuant to this Section 10.2 shall immediately cease, at SSG's option (upon the agreement of both UCA and SIS), if InterTrust has not provided the SDK 1.0 to SSG by the end of the second quarter (Q2) 1997; and (2) after such First Period, SSG may participate in, assist, or promote the development, use or exploitation of (A) any technology or products, so long as such technology or products do not include, and are not specially adapted to enable, any material portion of the Special Advanced Technologies and (B) any technology or products that include, or are specially adapted to enable, any material portion of the Special Advanced Technologies to the extent that such Special Advanced Technologies may be incorporated by InterTrust in InterTrust Technology or rightfully provided to SSG by another InterTrust licensee, and whereby such right to use said Special Advanced Technologies is derived exclusively from and used solely pursuant to this Agreement, or from such other InterTrust licensee as expressly allowed in its license agreement with InterTrust. To the extent SSG complies with this Section 10.2, SSG shall not be restricted from developing or pursuing any business models or activities consistent with its licenses hereunder with any Person.

     10.3  Additional Provisions.  Any material breach of the foregoing
           ---------------------
provisions by a Party shall be subject to the specific remedies set forth in
Section 13.3, in addition to other remedies available to thee other party under this Agreement, at law, or in equity. If one Party has been relieved of its Partner Commitment as set forth in this Article 10, the other Party shall be relieved of its Partnering Commitment as well. In all events (except pursuant to Section 15.4 hereof), neither Party's Partnering Commitment to the other shall extend beyond eighteen (18) months after the Effective Date.

                                                                    CONFIDENTIAL

                         ARTICLE 11. CONFIDENTIALITY.

     11.1  Classification of Technology and Documents For Confidentiality
           --------------------------------------------------------------
Purposes.  For ease in complying with the terms of this Article 11, information
--------
and documents to be exchanged by the Parties shall be marked, as appropriate, to identify the confidential or nonconfidential nature of the information. As regards InterTrust Technology (including Documentation) and other documents or information provided by InterTrust to SSG hereunder, such information shall be marked or indicated as: (i) "Unclassified"; (ii) "Confidential"; or (iii) "Top Secret." SSG information shall be marked as: (a) "Unclassified" or (b) "Confidential." A Party and its authorized personnel shall exercise careful judgment when they are in possession of information of the other Party that has not been marked or indicated with one of the above-described classifications.
If any information provided by one Party has not been marked or indicated as above and is not known with certainty by the receiving Party to have been either publicly released or otherwise classified as "Unclassified," then such other Party, its employees and any other person authorized to possess such information shall treat such information as "Confidential" except information provided by InterTrust relating to security capabilities, trustedness, and architecture (or design) integrity of the InterTrust Technology, which shall be considered to be "Top Secret" and shall be handled as provided by Section 11.2(b) hereof.

     11.2  InterTrust Information.
           ----------------------

           (a)  Confidential Information.  To the extent that SSG receives from
                ------------------------
     InterTrust under this Agreement any InterTrust Technology or any other information or technology that is marked "Confidential" when disclosed in written form, or indicated as "Confidential" when disclosed orally

     ("InterTrust Confidential Information"), SSG shall hold such InterTrust
     -------------------------------------
     Confidential Information in strict confidence and in a manner that: (i) is sufficiently secure for the character and content of the InterTrust Confidential Information; and (ii) is not less secure than procedures used by SSG to protect its comparably important information and technology. SSG shall not, without InterTrust's prior written consent, use, disclose, provide or otherwise make available any InterTrust Confidential Information to any person, except to any employee, director, consultant, agent or professional consultant ("Agents") of SSG or one or more of SSG's permitted
                               ------
     sublicensees as authorized under the terms and conditions of this Agreement, and their Agents of which each shall operate under the same restrictions as SSG. Furthermore, in each case of disclosure to an Agent of SSG or an authorized sublicensee, access to such InterTrust Confidential Information shall be allowed only to Agents who have a reasonable need to know such InterTrust Confidential Information, and then only to the extent necessary to enable SSG or any such authorized sublicensee to use InterTrust Confidential Information solely to exercise its license (or sublicense) hereunder and/or as expressly allowed hereunder. SSG and any such sublicensees, as the case may be, shall: (a) require their Agents having access to any portion of InterTrust Confidential Information to strictly maintain its confidentiality; and (b) ensure that each such Agent shall have executed with SSG and/or an authorized sublicensee (as applicable) a written non-disclosure/non-use agreement in the form set forth on Exhibit G at all hereto or as subsequently provided by InterTrust, or SSG's or such sublicensee's applicable form agreement which shall effectively and comparably bind such Agent to the same scope as InterTrust's form agreement, and which SSG's or sublicensee's form agreement shall be subject to InterTrust's reasonable prior written approval. SSG shall notify InterTrust

                                                                    CONFIDENTIAL

     promptly in writing of any unauthorized disclosure or other misuse or misappropriation of any portions of the InterTrust Confidential Information. SSG and any sublicensee (as appropriate) shall be fully responsible for any breach of SSG's or sublicensees' obligations under this Agreement by any Agent to whom such InterTrust Confidential Information has been disclosed. Any obligation of SSG to keep InterTrust Confidential Information in confidence shall expire thirty-six (36) months after disclosure of such information by InterTrust to SSG.

          (b)  Top Secret Information.  In order to protect InterTrust's rights,
               ----------------------
     the rights of InterTrust licensees, and the secure interoperability and reputation of InterTrust implementations, SSG shall treat any InterTrust Technology or other confidential information that is either marked "Top Secret" when disclosed in written form, or indicated as "Top Secret" when disclosed orally ("Top Secret Information") in a manner not less secure
                        ----------------------
     than SSG's most secret information and, in all events in a manner sufficient to reasonably ensure the security of such Top Secret Information, given such great sensitivity of such Top Secret Information. SSG shall allow disclosure of such Top Secret Information to no more than six (6) designated individual employees of SSG at any time (and to no sublicensee Agents), each of whom has a direct need to know such information or be exposed to such Top Secret Information (as agreed in each case by InterTrust) and then only to the extent necessary for SSG to use Top Secret Information solely to exercise its rights and perform its obligations under this Agreement. SSG shall not substitute any employee designated to receive Top Secret Information with another employee, unless such designated employee's employment with SSG has been terminated and such person is no longer able to serve the intended role. None of such employees shall receive a disclosure of any such Top Secret Information until: (i) such employee becomes bound by personally executing an InterTrust Top Secrecy Agreement (in the form set forth in Exhibit G hereto or as subsequently provided by InterTrust) covering such information and exposure; and (ii) an original executed copy of such agreement is received by InterTrust, with return receipt provided to SSG, which such receipt may be provided by fax communication if so requested in writing. Notwithstanding the foregoing, SSG and SSG employees described above shall make no physical embodiments (for example, any reproduction or copy, including descriptive notes) whatsoever of Top Secret Information, without the prior express written authorization from InterTrust's Chairman of Board, President or any other InterTrust Officer designated in a written communication to SSG signed by InterTrust's Chairman of the Board (the

     "Designated Officers"), nor shall SSG or such SSG employees disclose any
     --------------------
     Top Secret Information to any Person, except as described in this Section 11.2(b). If SSG becomes aware that any Top Secret Information has been disclosed or treated other than as set forth in this Section 11.2(b), and/or as specified in a Top Secrecy Agreement, SSG shall immediately inform InterTrust of such occurrence and take immediate steps to correct such compromise. SSG shall maintain a log of the employees accessing and location of all originals and other tangible embodiments of all Top Secret Information. SSG shall be fully responsible for any breach by any SSG employee of this Agreement related to the unauthorized use or disclosure of Top Secret Information.

     11.3  SSG Information.  To the extent that InterTrust receives SSG
           ---------------
confidential information that is either marked "confidential" when disclosed in written form or indicated as "confidential" when disclosed orally ("SSG
                                                                    ---
Confidential Information"), under this Agreement,
------------------------

                                                                    CONFIDENTIAL

InterTrust shall hold said SSG Confidential Information in confidence in a manner that is sufficiently secure for the character and content of the information and under no circumstances shall such SSG Confidential Information be held in a manner that is less secure than procedures used by InterTrust in connection with its comparably important information. Except as to the disclosure by SSG of the Modified Technology or such disclosures inherent in the Certification Testing of SSG Products, Cooperative Applications and/or any associated services pursuant hereto and only to the extent expressly specified by InterTrust Specifications, SSG shall not disclose or otherwise provide or make available any SSG Confidential Information which is directly related to InterTrust Technology and InterTrust's business activities, without first acquiring written approval from a Designated Officer of InterTrust. InterTrust shall not use, disclose, provide or otherwise make available any SSG Confidential Information it has received in any form to any person except an Agent of InterTrust. In a disclosure to Agents of InterTrust, access to SSG Confidential Information shall be allowed only to Agents who have a reasonable need to know such confidential information and only to the extent necessary to enable InterTrust to use confidential information to exercise its rights and perform its obligations hereunder. InterTrust shall: (a) require its Agents having access to any portion of confidential information to strictly maintain its confidentiality; and (b) ensure that each such Agent shall have executed with InterTrust a written non-disclosure/non-use agreement provided by SSG, or InterTrust's applicable form agreement which shall effectively and comparably bind such Agent to the same scope as SSG's form agreement, and which InterTrust form agreement shall be subject to SSG's reasonable prior written approval. Upon such approval the SSG form agreement will be attached as an Exhibit hereto. InterTrust agrees to notify SSG promptly in writing of any unauthorized disclosure or other misuse or misappropriation of SSG Confidential Information provided to InterTrust which may come to the attention of an InterTrust officer. InterTrust shall be fully responsible for any breach of InterTrust's obligations under this Agreement by any Agent to whom such SSG Confidential Information has been disclosed. Any obligation of InterTrust to keep SSG information in confidence shall expire thirty-six (36) months after disclosure of such information by SSG to InterTrust.

     11.4  Exceptions.  Notwithstanding the provisions of Sections 11.2 and 11.3
           ----------
above, and except as to "Top Secret" information as provided in Section 11.2(b), the confidentiality restrictions herein shall not apply to information that the recipient thereof can demonstrate: (i) is or becomes generally known to the public through no breach of any of these obligations, as of the date such information becomes so known; (ii) is or shall have been independently developed by such recipient by employees who had no access to such information; or (iii) is or shall have been rightfully received, with no obligation of confidentiality or non-use, by such recipient from any Person (other than as a result of another Person's breach of an obligation of confidentiality to the discloser of such information), as of the date such information is so received. In the event any Party is required by law, regulation or order of a court or other authority of competent jurisdiction to disclose the other Party's Confidential Information, such Party shall notify such other Party as promptly as possible, and shall, upon such other Party's request, reasonably assist in challenging or restricting the scope of such required disclosure. Top Secret information may be disclosed only upon InterTrust's prior written approval. In all events, a Party subject to such required disclosure shall disclose only such information that is strictly required pursuant thereto and no further information.

     11.5  Confidentiality of Agreement and Publicity.  Except as otherwise
           ------------------------------------------
provided in Sections 9.1 and 11.4 hereof, neither Party hereto shall at any time, without the prior written

                                                                    CONFIDENTIAL

consent of the other Party, disclose the specific details of the terms and conditions of this Agreement to any Person, other than: (i) Agents having a substantial need to know; (ii) as required by law in connection with any initial public offering of securities pursuant to a registration under the Securities Act of 1933, as amended (an "IPO") (iii) investors holding approximately one percent (1%) or more of the outstanding equity shares of such Party prior to an IPO and having no reasonably anticipated conflict of interest with the disclosing party; (iv) potential investors who may purchase approximately one percent (1%) or more of the outstanding equity shares of such Party prior to an IPO and having no reasonably anticipated conflict of interest with the disclosing party; and/or (v) financial institutions, professional advisors and/or other consultants having a reasonable need to know and having no reasonably anticipated conflict of interest with the disclosing party. In each and every case set forth above, the receiving Person shall be bound by a confidentiality agreement sufficient in scope to protect the Parties' rights and interests hereunder. Notwithstanding the foregoing provisions of this Section 11.5: (a) either Party may publicly discuss or otherwise disclose that an agreement exists between the Parties to develop InterTrust Compliant electronic commerce industry standards, products and services, but may provide no further material details as to the specific activities or commitments of the other Party without the prior written consent of the other Party; and (b) either Party may make such disclosures to the extent permitted under this Section 11.5 in order to comply with its obligations or enforce its rights under this Agreement.

     11.6  Confidentiality of Payments, Audit and Certification Testing. All
           ------------------------------------------------------------
information received during an audit or pursuant to a Certification Program as provided herein, all information concerning Certification Testing (including any results thereof and any information received pursuant to any Certification Testing), and all payment information received pursuant to this Agreement, shall be treated as confidential information pursuant to Sections 11.2(a), 11.3 and
11.4 hereof. Notwithstanding the foregoing, information concerning whether a SSG Product, Cooperative Application or an associated services being disseminated or used in commerce is Compliant with InterTrust Specifications shall not be treated as confidential information under any provision of this Agreement.

     11.7  NDA. Subject to the provisions of this Article 11, upon the Effective
           ---
Date of this Agreement, information relating to the subject matter of this Agreement, when disclosed after the Effective Date shall be covered by the confidentiality provisions of this Article 11. Any information disclosed relating to the subject matter of this Agreement when disclosed prior to the Effective Date or relating to subject matter outside of this Agreement shall be covered under the Non-Disclosure/Non-Use Agreement between InterTrust and SOFTBANK dated March 6, 1996.


                  ARTICLE 12. REPRESENTATIONS AND WARRANTIES.

     12.1  Representations and Warranties of Both Parties.  Each Party hereto
           ----------------------------------------------
represents and warrants to the other Party that as of the Effective Date:

           (a) such Party is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction in which it is organized, with full corporate power and authority to carry on its business as it is now being conducted;

                                                                    CONFIDENTIAL

           (b) the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by such Party. No other corporate or shareholder action or other proceeding on the part of such Party or its shareholders is necessary to authorize this Agreement and the consummation of the transactions contemplated hereby;

           (c) this Agreement constitutes a valid and binding obligation of such Party, enforceable against such Party in accordance with its terms, except that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium, or similar laws now or hereafter in effect relating to creditors' rights; and

           (d) neither the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated hereby will violate any provision of the charter or organizational documents of such Party.

     12.2  Representations and Warranties of InterTrust.  In addition to Section
           --------------------------------------------
12.1 above, InterTrust represents and warrants to SSG that as of the Effective
Date:

           (a) InterTrust owns or has the right to grant the licenses hereunder with respect to the InterTrust Technology and the Licensed Rights; and

           (b) to InterTrust's knowledge, neither the InterTrust Technology nor the Licensed Rights infringe any Person's valid U.S. patent, copyright, or trade secret right, and no claims or allegations of any such infringement have been made (except as disclosed by InterTrust to SSG), PROVIDED THAT
                                                                -------- ----
     INTERTRUST MAKES NO WARRANTY WITH RESPECT TO THE INFRINGEMENT OF ANY TRADEMARK RIGHTS, OR ANY PATENT RIGHTS OTHER THAN THE FOREGOING REPRESENTATION THAT IT IS UNAWARE OF ANY SUCH INFRINGEMENT.

     12.3  Limitation.  EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT TO THE
           ----------
CONTRARY: (i) THE INTERTRUST TECHNOLOGY PRODUCTS ARE PROVIDED "AS IS" WITHOUT WARRANTY OF ANY KIND, EITHER EXPRESSED OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT; AND (ii) THE ENTIRE RISK AS TO THE QUALITY, ACCURACY, INFRINGEMENT AND PERFORMANCE OF THE INTERTRUST TECHNOLOGY PRODUCTS IS WITH SSG. INTERTRUST DOES NOT WARRANT THAT INTERTRUST TECHNOLOGY OR THE INTERTRUST TECHNOLOGY PRODUCTS WILL MEET SSG'S PRODUCTS OR THOSE OF ANY THIRD PARTY AND, IN PARTICULAR, INTERTRUST DOES NOT WARRANT THAT THE INTERTRUST TECHNOLOGY PRODUCTS WILL BE ERROR FREE OR WILL OPERATE WITHOUT INTERRUPTION.

                                                                    CONFIDENTIAL

                   ARTICLE 13. INDEMNIFICATION AND REMEDIES.

     13.1  Indemnification.
           ---------------

           (a)  InterTrust Indemnification.  InterTrust shall indemnify and hold
                --------------------------
     SSG and its employees, officers and directors (the "SSG Parties") harmless
                                                         -----------
     from any and all liability, judgments, costs, damages, claims, suits, actions, proceedings, expenses and/or other losses, including reasonable attorneys' fees (collectively, "Claims") or portions thereof, to the extent
                                     ------
     awarded by a court of competent jurisdiction or pursuant to a settlement as provided hereunder, resulting from controversies or litigation asserted by any Person against the SSG Parties arising directly or indirectly from:
     (i) InterTrust's breach of any of its obligations under this Agreement, or its representations and warranties set forth in Article 12; and (ii) SSG's proper use of InterTrust Trademarks as set forth herein; provided, however,
                                                              --------  -------
     that, with respect to InterTrust's representations under Section 12.2(b),
     ----
     12.2(b) hereof, this indemnity does not extend to any Claim relating to:
     (1) any Modified Technology or other modifications thereto made by SSG or any Person or combinations of the InterTrust Technology with any product, technology or service of SSG or of any Person where such Claim would have been avoided in the absence of such modification or combination; or (2) the use of any InterTrust Technology in any manner inconsistent with InterTrust Specifications or Documentation (collectively, the "Indemnification
                                                         ---------------
     Exclusions").
     ----------

           (b)  SSG Indemnification.  Each of UCA and SIS shall jointly and
                -------------------
     severally indemnify and hold InterTrust, its employees, officers and directors (the "InterTrust Parties") harmless from any and all Claims or
                     ------------------
     portions thereof to the extent awarded by a court of competent jurisdiction or pursuant to a settlement as provided hereunder, resulting from controversies or litigation asserted by any Person against the InterTrust Parties arising directly or indirectly from: (i) SSG's or any of its sublicensees' breach of any of its obligations, representations or warranties hereunder; (ii) InterTrust's proper use of SSG Trademarks as set forth herein; (iii) the design, manufacture, use, distribution and/or disposition by or for SSG of Modified Technology, Cooperative Applications or SSG Products, or performance of any service associated therewith, that would not have otherwise arisen out of SSG's use of the InterTrust Technology alone, except to the extent SSG is indemnified by InterTrust under Section 13.1(a) hereof; (iv) any Claim relating to the Indemnification Exclusions; and (v) any exercise by SSG or any of its sublicensees of the licenses hereunder that would not have otherwise arisen out of SSG's use of the InterTrust Technology alone, except to the extent SSG is indemnified by InterTrust under Section 13.1(a) hereof.

           (c) Third Party Claims. In case any Claim is brought by a third party for which Claim indemnification is or may be provided hereunder the indemnified Party shall provide prompt written notice thereof to the other Party. Where obligated to indemnify such Claim, the indemnifying Party shall, upon the demand and at the option of the indemnified Party, assume the defense thereof (at the expense of the indemnifying Party) within thirty (30) days or at least ten (10) days prior to the time a response is due in such case, whichever occurs first, or, alternatively upon the demand and at the option of the indemnified Party, pay to such Party all reasonable costs and expenses, including reasonable attorneys' fees, incurred by such Party in defending itself. The Parties shall

                                                                    CONFIDENTIAL

     cooperate reasonably with each other in the defense of any Claim, including making available (under seal if desired, and if allowed) all records reasonably necessary to the defense of such Claim, and the indemnified Party shall have the right to join and participate actively in the indemnifying Party's defense of the Claim. Notwithstanding the foregoing (and any other section of this Agreement), it is understood and acknowledged that InterTrust need not under any circumstance provide Top Secret Information related to the security capabilities of InterTrust Technology to any Person. Each Party shall be entitled to prior notice of any settlement of any Claim to be entered into by the other Party and to reasonable approval of a settlement to the extent such Party's rights would be directly and materially impaired. Without limiting the foregoing, in the event of any Claim or threatened Claim of [*] involving a portion of the [*]: (a) upon SSG's request and at SSG's expense, InterTrust will attempt to [*] the [*] or [*] SSG to continue to [*] and [*] in accordance with the terms hereof such portion of [*] on [*] to InterTrust (except that SSG may reasonably approve any terms relating to payment of any fees or royalties); or (b) at InterTrust's sole discretion, InterTrust may [*], [*] or [*] any [*] of the [*], as the case may be, so as to make [*] of the [*] while maintaining [*] of [*] or [*] of the [*] that are material to SSG's then-current or demonstrably anticipated use of such technology. If options (a) and (b) are not [*] as to such portion: (1) SSG may terminate the licenses granted hereunder in its sole discretion; and (2) to the extent InterTrust used reasonable commercial efforts to obtain a license or modify the technology as set forth in subsections (a) or (b), and InterTrust is reasonably exposed to liability from SSG's or its sublicensee's continued use of such portion of InterTrust Technology, InterTrust may in its discretion terminate the licenses granted hereunder with respect to such portion.

     13.2  Cumulative Remedies.  Except as expressly provided herein to the
           -------------------
contrary, no remedy made available to a Party by any of the provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

     13.3  Equitable Remedies.  Each Party agrees that it may be impossible or
           ------------------
inadequate to measure and calculate a Party's damages from any breach of the covenants set forth in Sections 5.3, 5.4, 6.1, 6.2, 6.3, 6.4, 6.5, 6.6, 7.6,
10.1, 10.2, 15.3, 16.5 and 16.8 and Articles 8 and 11 hereof. Accordingly, each Party agrees that if it or any of such Party's Agents thereof breach or threaten a breach or anticipatory repudiation of any of such provisions, in addition to any other right or remedy available, the other Party shall be entitled: (i) to obtain an injunction against the breaching Party and such Party's Agents thereof, from a court of competent jurisdiction restraining such breach or threatened breach; and (ii) to specific performance of any such provision of this Agreement. In addition, each Party agrees that, in the event a Party breaches any of its Partnering Commitments under Article 10 to the other Party, the non-breaching Party shall be entitled, in addition to any other remedies available at law or in equity, to extend the Partnering Commitment by the amount of time left on such period (measured from the later of the date such breach is admitted by breaching Party or established by a final judgment


---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                    CONFIDENTIAL

pursuant to which all appeal rights have been exhausted), and each Party hereby irrevocably agrees to an award of specific performance of such provision in the other Party's favor.

                       ARTICLE 14. EXCLUSION OF DAMAGES.

     EXCEPT AS SET FORTH IN THE IMMEDIATELY FOLLOWING SENTENCE, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY, ITS AGENTS, AFFILIATES, CUSTOMERS, OR ANY OTHER PERSONS, FOR ANY LOST PROFITS, INCIDENTAL, INDIRECT, OR CONSEQUENTIAL DAMAGES, ARISING OUT OF THE BREACH OF THIS AGREEMENT OTHER THAN UNDER ARTICLES 5, 8 AND 10. NOTWITHSTANDING THE IMMEDIATELY PRECEDING SENTENCE, A PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ALL DAMAGES, INCLUDING LOST PROFITS, INCIDENTAL, INDIRECT, OR CONSEQUENTIAL DAMAGES SUFFERED OR INCURRED BY THE OTHER PARTY IN THE FOLLOWING CIRCUMSTANCES: (i) THE MISAPPROPRIATION OF TRADE SECRETS OF THE DAMAGED PARTY BY THE LIABLE PARTY, OR ITS AGENTS; (ii) THE GROSS NEGLIGENCE OF THE LIABLE PARTY, OR ITS AGENTS; (iii) THE WILLFUL MISCONDUCT OR MATERIAL BREACH OF THIS AGREEMENT IN BAD FAITH BY THE LIABLE PARTY, OR ITS AGENTS; OR (iv) THE BREACH OF ARTICLES 5, 8 OR 10 HEREOF. IN ANY DISPUTE AS TO DAMAGES, THE LIABLE PARTY SHALL BE REQUIRED TO PROVE THE ABSENCE OF MATERIAL NEGLIGENCE, WILLFUL MISCONDUCT AND/OR INTENTIONAL MATERIAL BREACH OF THIS AGREEMENT IN BAD FAITH, AS THE CASE MAY BE, REFERRED TO IN THE IMMEDIATELY PRECEDING SENTENCE.


                       ARTICLE 15. TERM AND TERMINATION.

     15.1 Agreement. This Agreement shall commence on the Effective Date and
          ---------
shall continue for a period of twenty-five (25) years therefrom unless and until terminated earlier pursuant to Section 15.2. At the end of such twenty-five (25) year term, this Agreement shall automatically renew for subsequent one (1) year periods unless and until a Party notifies the other in writing of its intent not to renew this Agreement prior to sixty (60) days before the beginning of the next such one (1) year period.

     15.2 Events of Termination. This Agreement, the licenses granted
          ---------------------
hereunder, and/or all Cooperative Application Project Plans shall be subject to termination upon the occurrence of any of the following events and such other provisions hereof expressly so stating (each, an "Event of Termination"):
                                                  --------------------

          (a) If either Party, or, as relevant, any of its permitted sublicensees, materially defaults on any of its material obligations under this Agreement, the non-defaulting Party shall have the right, exercisable in its sole discretion, to initiate a termination procedure under this Agreement by written notice (sent in accordance with the provisions of
     Section 16.6 hereof) describing with reasonable specificity the nature of the default and requiring that such default be cured, wherein such termination notice shall automatically result in termination unless: (i) within sixty (60) calendar days of receiving such written notice of such default (the "Cure Period"), the defaulting Party (or such sublicensee)
                   -----------
     remedies the default; or (ii) in the case of a default that cannot with earnest due diligence

                                                                    CONFIDENTIAL

     be cured within the Cure Period, the defaulting Party or such sublicensee institutes, by the date upon which one half of the Cure Period shall have expired, steps necessary to remedy the default and thereafter employs best efforts to diligently prosecute the same to completion. Notwithstanding the foregoing, the Cure Period associated with SSG's breach of its payment obligations in accordance with Section 7.1 shall be five (5) business days. Notwithstanding any of the foregoing, a Party shall have the right both to immediately terminate this Agreement and to obtain injunctive relief in the event the other Party or any of its Agents or authorized sublicensees engages in any: (a) intentional, material unauthorized use of technology outside of the rights granted hereunder (or, in the case of SSG, any unauthorized disclosure of InterTrust Top Secret Information) and/or (b) willful, material unauthorized disclosure of Confidential Information. Further notwithstanding the foregoing, in the event the Closing fails to occur on or before August 19, 1996 pursuant to Section 2.1 hereof, SSG shall be in material breach of this Agreement and InterTrust may immediately, upon providing written notice to SSG and without opportunity to cure, terminate this Agreement.

          (b) By a Party at its option, effective immediately upon written notice to the other Party, in the event of: (i) the filing by the other Party of a petition in bankruptcy or insolvency; (ii) the appointment of a receiver for the other Party for all or substantially all of its property relevant to the business activities under this Agreement; (iii) the making by the other Party of any assignment or attempted assignment for the benefit of creditors for all or substantially all of its properties relevant to its business activities under this Agreement; or (iv) the institution of any proceedings for the liquidation or winding up of the other Party's business or for the termination of its corporate charter, if any such proceeding is not dismissed within one hundred and twenty (120) days of institution;

          (c) Upon written notice to SSG, InterTrust may immediately terminate this Agreement in its sole discretion in the event SSG fails: (i) to distribute SSG Products and/or Cooperative Applications within sixty (60) months from the date InterTrust first delivers the SDK 1.0 to SSG, subject to any extension permitted under Section 6.1(a); (ii) to comply with the terms of Section 10.2 hereof; (iii) to terminate any sublicense pursuant to which the sublicensee thereunder materially defaults its obligations under this Agreement for a period of sixty (60) days after the date of written notice thereof from InterTrust or SSG, whichever is earlier; or (iv) fails to timely make payments due under this Agreement on two or more occasions over a twelve (12) month period. Upon written notice to InterTrust, SSG may immediately terminate this Agreement in its sole discretion in the event InterTrust fails to comply with the terms of Section 10.1 hereof.

          (d) A party to a Cooperative Application Project Plan shall have the right to terminate such plan if the other party thereto materially breaches any of its material obligations thereunder.

     15.3 Effect of Termination. Upon the expiration or termination hereof: (i)
          ---------------------
all licenses granted hereunder, all sublicenses granted by SSG pursuant to
Section 5.2, and all cooperative development efforts then being conducted pursuant to all Cooperative Application Project Plans shall automatically terminate; (ii) InterTrust shall have the right to retain all sums already paid by SSG (and all SSG sublicensees) hereunder, and SSG (and all SSG sublicensees) shall pay to

                                                                    CONFIDENTIAL

InterTrust all sums accrued but unpaid within thirty (30) days thereafter; and
(iii) SSG (and all SSG sublicensees) shall immediately discontinue use of InterTrust Technology and/or the use of any portion of such InterTrust Technology in any Modified Technology, and discontinue making, using, selling or otherwise transferring or exploiting any product or service that in the absence of a license hereunder would infringe any InterTrust Intellectual Property Rights (including termination of distribution of Cooperative Applications and SSG Products and any associated services); provided, however, that all licenses
                                           --------  -------  ----
granted to end-users pursuant to the then-existing Customer Agreements solely for Applications Products shall continue in full force and effect in accordance with the terms thereof (provided that such licenses do not provide any rights to such end-users with respect to Clearinghouse Functions, other than as expressly provided hereunder). Each Party shall deliver to the other Party within ten (10) days from the date of termination of this Agreement all copies of all materials protected as confidential information or Top Secret Information under this Agreement, including all copies under its control of its sublicensees or their Agents. Return of confidential information shall be by commercially secure means as reasonably specified by the receiving Party. Return of Top Secret Information shall be made, at InterTrust's option as designated by a Designated Officer by written instruction to SSG: (a) by physical and secure pickup at SSG's offices by an InterTrust officer designated in writing by such Designated Officer; or
(b) as otherwise may be determined by InterTrust in its discretion, as commercially reasonable. Such delivery shall be during normal business hours and in each instance to the hands of an InterTrust officer who receives a listing of the contents of such delivery certified by an officer of SSG and audited and countersigned by such InterTrust officer. Within one (1) month after the termination of this Agreement, each Party will certify in writing to the other Party that, to the best of its knowledge, all such materials and tangible embodiments have been delivered to the other Party.

     15.4 Survival. The respective rights and obligations of InterTrust and SSG
          --------
under the provisions of Sections 5.4, 6.5, 7.6 (but only for a period of five years), 8.1, 8.2, 8.3, 8.4 (but only provision (i) thereof), 15.3, this Section 15.4, and Articles 11, 13 and 16 hereof shall survive expiration or termination of this Agreement. Section 10.1 shall survive termination to the extent the Agreement is properly terminated by SSG due to a material breach of the Agreement by InterTrust pursuant to Section 15.2(a) hereof. Sections 9.3(c) and
10.2 shall survive termination to the extent the Agreement is properly terminated by InterTrust due to a material breach of the Agreement by SSG pursuant to Section 15.2(a) hereof. In the event that such a termination pursuant to Section 15.2(a) occurs prior to delivery of SDK 1.0, such Partnering Commitment as set forth in Sections 10.1 and 10.2, as applicable, shall run from the Estimated date for delivery of such SDK as set forth on Exhibit B hereto as of the Effective Date.

                                                                    CONFIDENTIAL

                          ARTICLE 16. MISCELLANEOUS.

     16.1 Governing Law. This Agreement, any and all actions arising out of or
          -------------
in any manner affecting the interpretation of this Agreement, and any actions between the Parties involving the InterTrust Technology, any InterTrust Property and/or any Confidential or Top Secret Information ("Party Disputes") shall be
                                                    --------------
governed solely by, and construed solely in accordance with, the laws of the United States of America and the Commonwealth of Virginia, excluding that body of law relating to conflict of laws. The Parties hereby acknowledge and agree that the Convention on Contracts for the International Sale of Goods shall not apply to this Agreement. To the extent permitted by law, the provisions of this Agreement shall supersede any provisions of the Uniform Commercial Code as adopted or made applicable to this Agreement in any competent jurisdiction.

     16.2 Venue and Jurisdiction. In connection with any litigation between the
          ----------------------
Parties involving a Party Dispute, each Party hereby unconditionally and irrevocably consents to the exclusive jurisdiction and venue, as relevant, in the Courts of the Commonwealth of Virginia and in the U.S. Federal District Court, located in the City of Alexandria, Virginia (or any direct successor thereto), and irrevocably: (i) waives any objection whatsoever (including any objection with respect to venue) that any Party may now or hereafter have to the jurisdiction or venue of said courts; and (ii) irrevocably consents to the service of process of said courts in any matter relating to this Agreement by the mailing of process by registered or certified mail, postage prepaid, at the addresses specified in this Agreement. If necessary, SSG shall appoint a registered agent in the State of Virginia for acceptance of service of process and/or other notices provided for under this Agreement and shall notify InterTrust of the identity of such registered agent within thirty (30) days after the Effective Date.

     16.3 Compliance with Law and Export Controls. The Parties shall at all
          ---------------------------------------
times comply with all applicable U.S. and foreign federal, state, and local laws, rules and regulations relating to the execution, delivery and performance of this Agreement and to the InterTrust Technology Products and Modified Technology. Additionally, SSG acknowledges that because one or more aspects of the InterTrust Technology Products is likely to be subject to the export control laws, regulations and requirements of the United States and other jurisdictions, SSG Products and Cooperative Applications likely will require export and other approvals as well. InterTrust shall use reasonable efforts at InterTrust's expense, and SSG shall at InterTrust's request reasonably assist InterTrust at SSG's expense, to obtain any license or other approval, if any, that may be required for InterTrust to make the InterTrust Technology Products and/or Documentation or information relating thereto available to and SSG or SOFTBANK Affiliates. SSG shall, at SSG's expense, comply with all applicable laws (including applicable U.S. export control laws and regulations) and obtain all necessary governmental consents and approvals in connection with any sublicense or with respect to the distribution of or export or re-export of the SSG Products and Cooperative Applications (as well as other technology as expressly permitted hereunder) that contain any part of the InterTrust Technology Products or Modified Technology in accordance herewith. The Parties expressly agree that any failure to obtain or any delay in obtaining such approval as to InterTrust Technology or in connection with any SSG Product or Cooperative Application shall not relieve SSG from its obligations under this Agreement. As relevant and applicable, SSG and InterTrust shall: (a) promptly deliver to the other, as available, documentation reasonably confirming that it has complied with its responsibilities under this Section 16.3; and (b) obtain such consents and approvals from appropriate governmental entities

                                                                    CONFIDENTIAL

as reasonably determined to be necessary for such further distribution, exportation or re-exportation.

     16.4 Amendment or Modification. This Agreement may not be amended,
          -------------------------
modified or supplemented by the Parties in any manner, except by an instrument in writing signed by the President or Chairman of InterTrust and a duly authorized officer of SSG.

     16.5 No Assignment. Except as expressly provided in Section 5.2, SSG shall
          -------------
not assign or transfer its rights or obligations hereunder, without InterTrust's prior written consent, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, SSG shall be entitled to assign or transfer such rights or obligations hereunder to a SOFTBANK Affiliate in connection with any merger or sale of substantially all of SSG's assets or business related to this Agreement to such SOFTBANK Affiliate without such InterTrust consent; provided
                                                                      --------
that such SOFTBANK Affiliate does not own, control, or is not developing,
----
promoting, licensing or acquiring any Competitive Technology. InterTrust shall not assign or transfer this Agreement or its rights or obligations hereunder to any Person without SSG's prior written consent, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, InterTrust shall be entitled to assign or transfer such rights or obligations hereunder in connection with any merger or sale of substantially all of assets or business related to this Agreement without such SSG consent. Subject to the foregoing, this Agreement will benefit and bind the successors and permitted assigns of the Parties. Any attempted transfer or assignment without such approval shall be null and void ab initio and of no force or effect.
              -- ------

     16.6 Notices. Any notice or other communication to be given hereunder
          -------
shall be in writing and shall be (as elected by the Party giving such notice):
(i) personally delivered; (ii) transmitted by postage prepaid registered or certified airmail, return receipt requested; or (iii) by facsimile with a confirmation copy deposited prepaid with an internationally recognized express courier service. Unless otherwise provided herein, all notices shall be deemed to have been duly given on: (a) the date of receipt (or if delivery is refused, the date of such refusal) if delivered personally or by express courier; or (b) ten (10) days after the date of posting if transmitted by mail. Notwithstanding the foregoing, communication of Confidential Information or Top Secret Information shall be governed by practices adequate to appropriately protect such information regarding Top Secret Information or as may be specified herein or in the future by InterTrust. Either Party may change its address for purposes hereof on not less than three (3) days prior notice to the other Party. Notice hereunder shall be directed:

               If to SSG, to:

                         75 Earhart Drive
                         Amhearst, NY 14221
                         Attn.: Ron Schreiber
                         Fax: (716) 871-6400

               If to InterTrust, to:

                         460 Oakmead Parkway
                         Sunnyvale, California 94086
                         Attn:  Edmund J. Fish, Esq.

                                                                    CONFIDENTIAL

                              VP, Corporate Development and General Counsel
                         Fax: (408) 222-6144

               with a copy to:

                         Weil, Gotshal & Manges LLP
                         2882 Sand Hill Road, Suite 280
                         Menlo Park, California 94025
                         Attn: Patrick P. Nguyen, Esq.
                         Fax: (415) 854-3713

     16.7  Waiver. Any provision of this Agreement may be waived by the Party
           ------
entitled to the benefit thereof. Neither Party shall be deemed, by any act or omission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by, in the case of InterTrust, InterTrust's President or Chairman, and in the case of SSG, a SSG authorized officer, and then only to the extent specifically set forth in such writing. A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event.

     16.8  No Third Party Beneficiaries. Nothing express or implied in this
           ----------------------------
Agreement is intended to confer, nor shall anything herein confer, upon any Customer or any Person other than the Parties and any respective successors or permitted assigns of the Parties, any rights, remedies, obligations or liabilities whatsoever. Notwithstanding the foregoing, to the extent permitted by law, SSG grants InterTrust the right to enforce against any of SSG's sublicenses the terms of the applicable sublicenses or agreements between SSG and its sublicensees for the purpose of asserting SSG's rights in order to protect and enforce InterTrust's rights to InterTrust Property and any other InterTrust rights under this Agreement.

     16.9  No Agency. Nothing herein contained shall be construed to constitute
           ---------
the Parties hereto as partners or joint venturers or the agent of the other Party in any sense of those terms whatsoever. Neither Party assumes any liability of the other Party nor shall have any authority to enter into any binding obligation on behalf of the other Party.

     16.10 Recovery of Costs and Expenses. If any Party to this Agreement
           ------------------------------
brings an action against the other Party to enforce its rights under this Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including without limitation, reasonable attorneys' fees and costs incurred in connection with such action, including any appeal of such action.

     16.11 Severability. If the application of any provision or provisions of
           ------------
this Agreement to any particular facts or circumstances shall be held to be invalid or unenforceable by any court of competent jurisdiction, then: (i) the validity and enforceability of such provision or provisions as applied to any other particular facts or circumstances and the validity of other provisions of this Agreement shall not in any way be affected or impaired thereby; and (ii) such provision or provisions shall be reformed without further action by the Parties hereto and only to the extent necessary to make such provision or provisions valid and enforceable when applied to such particular facts and circumstances.

                                                                    CONFIDENTIAL

     16.12 Counterparts; Facsimiles. This Agreement may be executed in any
           ------------------------
number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one and the same instrument. Each Party shall receive a duplicate original of the counterpart copy or copies executed by it. For purposes hereof, a facsimile copy of this Agreement, including the signature pages hereto, shall be deemed to be an original. Notwithstanding the foregoing, the Parties shall deliver original execution copies of this Agreement to one another as soon as practicable following execution thereof.

     16.13 Force Majeure. Except as provided herein to the contrary, if, by
           -------------
reason of labor dispute, strike, inability to obtain labor or materials, fire or other action of the elements, accident, administrative or governmental restriction or appropriation or other causes, whether like or unlike the foregoing, beyond the reasonable control of a Party hereto, such Party is unable to perform in whole or in part its obligations set forth in this Agreement, then such Party shall be relieved of those obligations to the extent it is so unable to perform, and such inability to perform, so caused, shall not make such Party liable to the other Party. Notwithstanding the foregoing, in the event any such cause delays either Party's performance of any of its material obligations under this Agreement, the other Party may suspend its performance under this Agreement for the period such delay continues. This Agreement may be terminated by notice by the Party not seeking excuse from performance, if such event shall prevent performance for longer than one hundred and twenty (120) days. The Party subject to an event of force majeure shall use good faith efforts to comply as closely as possible with the provisions of this Agreement and to avoid the effects of such event to the extent possible.

     16.14 Entire Agreement. This Agreement represents the entire agreement of
           ----------------
the Parties with respect to the subject matter hereof and supersedes all prior and/or contemporaneous agreements and understandings, written or oral between the Parties with respect to the subject matter hereof (except as set forth in Section 11.7 hereof).

                [The following space is intentionally omitted]

                                                                    CONFIDENTIAL

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first written above by the undersigned duly authorized.

INTERTRUST TECHNOLOGIES                 UPGRADE CORPORATION OF
 CORPORATION                                   AMERICA



By:_________________________            By:_________________________

Name: Victor Shear                      Name: Ronald Schreiber
Title: Chairman and Chief Executive     Title: Co-Chief Executive Officer
         Officer



SOFTBANK HOLDINGS, INC., solely for the purposes
 Of Section 2.1 hereof:

By:_________________________
Name: Gary Rieschel
Title: Senior Vice President

                                                                    CONFIDENTIAL

                                   EXHIBIT A
              TO THE TECHNOLOGY DEVELOPMENT AND LICENSE AGREEMENT




                      WARRANT & STOCK PURCHASE AGREEMENTS
                      -----------------------------------

                                                                Execution Copy
                                                                --------------

                     INTERTRUST TECHNOLOGIES CORPORATION


                             SERIES B PREFERRED

                          STOCK PURCHASE AGREEMENT


                               August 1, 1996

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
1.   Purchase and Sale of Stock...........................................   1

     1.1   Sale and Issuance of Series B Preferred Stock..................   1
     1.2   Closing........................................................   1
     1.3   Subsequent Sale of Series B Preferred Stock....................   1

2.   Representations and Warranties of the Company........................   1

     2.1   Organization, Good Standing and Qualification..................   2
     2.2   Capitalization and Voting Rights...............................   2
     2.3   Subsidiaries...................................................   3
     2.4   Authorization..................................................   3
     2.5   Valid Issuance of Preferred and Common Stock...................   3
     2.6   Governmental Consents..........................................   3
     2.7   Offering.......................................................   4
     2.8   Litigation.....................................................   4
     2.9   Patents and Other Intangible Assets............................   4
     2.10  No Violations; Compliance with Other Instruments...............   4
     2.11  Agreements; Action.............................................   4
     2.12  Related-Party Transactions.....................................   5
     2.13  Permits........................................................   5
     2.14  Financial Statements...........................................   5
     2.15  Taxes..........................................................   6
     2.16  Employee Benefits..............................................   6
     2.17  Proprietary Information and Inventions Assignment Agreements...   6

3.   Representations and Warranties of the Purchasers.....................   6

     3.1   Authorization..................................................   6
     3.2   Purchase Entirely for Own Account..............................   6
     3.3   Disclosure of Information......................................   7
     3.4   Investment Experience..........................................   7
     3.5   Accredited Purchaser...........................................   7
     3.6   Restricted Securities..........................................   7
     3.7   Further Limitations on Disposition.............................   7
     3.8   Legends........................................................   8

4.   Additional Covenants.................................................   8

     4.1   Registration Rights............................................   8
     4.2   Restriction on Transfer; Right of First Refusal................  18
     4.3   Mergers and Other Extraordinary Transactions...................  19
     4.4   Financial Information..........................................  20
     4.5   Confidentiality................................................  21

                      INTERTRUST TECHNOLOGIES CORPORATION

                  SERIES B PREFERRED STOCK PURCHASE AGREEMENT

          THIS SERIES B PREFERRED STOCK PURCHASE AGREEMENT is made as of the 1st day of August 1996, by and between InterTrust Technologies Corporation, a Delaware corporation (the "Company"), and the purchasers listed on Schedule A
                                                                   ----------
hereto, each of whom is herein referred to as a "Purchaser."

          THE PARTIES HEREBY AGREE AS FOLLOWS:

          1.  Purchase and Sale of Stock.
              --------------------------

              1.1  Sale and Issuance of Series B Preferred Stock.
                   ---------------------------------------------

                   (a) The Company shall adopt and file with the Secretary of State of Delaware on or before the Closing (as defined below) the Certificate of Designations, Preferences and Rights in the form attached hereto as Exhibit A
                                                                    ---------
(the "Certificate of Designations, Preferences and Rights").

                   (b) Subject to the terms and conditions of this Agreement, each Purchaser agrees, severally, to purchase at the Closing and the Company agrees to sell and issue to each Purchaser at the Closing that number of shares of the Company's Series B Preferred Stock set forth opposite each Purchaser's name on Schedule A hereto at a purchase price of $8.57 per share, for an
        ----------
aggregate purchase price set forth on Schedule A.
                                      ----------

              1.2  Closing.  The purchase and sale of the Series B Preferred
                   -------
Stock shall take place at the offices of the Company at 460 Oakmead Parkway, Sunnyvale, California 94086, concurrently with the execution and delivery of this Agreement or at such other time and place as the Company and Purchasers acquiring in the aggregate more than half the shares of Series B Preferred Stock sold pursuant hereto mutually agree upon orally or in writing (which time and place are designated the "Closing"). At the Closing the Company shall deliver to each Purchaser a certificate representing the Series B Preferred Stock that such Purchaser is purchasing against payment of the purchase price therefor by check or wire transfer.

              1.3  Subsequent Sale of Series B Preferred Stock.  The Company may
                   -------------------------------------------
sell up to the balance of the authorized number of shares of Series B Preferred Stock not sold at the Closing to such purchasers as it shall select, at a price not less than $8.57 per share, in one or more subsequent closings.

          2.  Representations and Warranties of the Company.  The Company hereby
              ---------------------------------------------
represents and warrants to each Purchaser that, except as set forth on a Schedule of Exceptions (the "Schedule of Exceptions") attached hereto as Exhibit
                                                                         -------
B, which exceptions shall be deemed to be representations and warranties as if
-
made hereunder:

          2.1  Organization, Good Standing and Qualification.  The Company is a
               ---------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its financial condition, business, prospects or results of operations.

          2.2  Capitalization and Voting Rights.  The authorized capital of the
               --------------------------------
Company consists, or will consist immediately prior to the Closing, of:

               (a) Preferred Stock.  10,000,000 shares of Preferred Stock (the
                   ---------------
"Preferred Stock"), 2,500,000 of which shares have been designated Series A Preferred Stock (the "Series A Preferred Stock") and 1,399,575 of which shares have been designated Series B Preferred Stock (the "Series B Preferred Stock"). 1,983,333 shares of Series A Preferred Stock are issued and outstanding. The rights, privileges and preferences of the Series A Preferred Stock are as stated in the Company's Restated Certificate of Incorporation. The rights, privileges and preferences of the Series B Preferred Stock will be as stated in the Certificate of Designations, Preferences and Rights.

               (b) Common Stock.  50,000,000 shares of Common Stock ("Common
                   ------------
Stock"), 30,000,000 of which are designated Class A Voting Common Stock, and 20,000,000 of which are designated Class B Non-Voting Common Stock. 6,384,059 shares of Class A Voting Common Stock are issued and outstanding. 379,170 shares of Class B Non-Voting Common Stock are issued and outstanding.

               (c) The outstanding shares of Common Stock and the outstanding shares of Series A Preferred Stock are all duly and validly authorized and issued, fully paid and nonassessable, and were issued in accordance with the registration or qualification provisions of the Securities Act of 1933, as amended (the "Act") and any relevant state securities laws or pursuant to valid exemptions therefrom.

               (d) Except for the conversion privileges of the Series A Preferred Stock, the conversion privileges of the Series B Preferred Stock to be issued under this Agreement, outstanding options issued to directors, employees and consultants to purchase 653,500 shares of Class A Voting Common Stock and 1,570,564 shares of Class B Non-Voting Common Stock, warrants outstanding which are exercisable for 176,000 shares of Class A Voting Common Stock and 155,508 shares of Class B Non-Voting Common Stock, there are no outstanding options, warrants, rights (including conversion or, except as set forth on the Schedule of Exceptions, any preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock. In addition to the foregoing, the Company has reserved 516,500 shares of its Class A Voting Common Stock for issuance upon exercise of additional options to be granted under the Company's 1995 Stock Plan. The Company is not a party or subject to any agreement or understanding, and, to the best of the Company's knowledge, there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or by a director of the Company.

          2.3  Subsidiaries.  The Company does not presently own or control,
               ------------
directly or indirectly, any interest in any other corporation, association, or other business entity. The Company is not a participant in any joint venture, partnership, or similar arrangement.

          2.4  Authorization.  All corporate action on the part of the Company,
               -------------
its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder, and the authorization, issuance (or reservation for issuance), sale and delivery of the Series B Preferred Stock being sold hereunder and the Class A Voting Common Stock issuable upon conversion of the Series B Preferred Stock has been taken or will be taken prior to the Closing, and this Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and
(ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

          2.5  Valid Issuance of Preferred and Common Stock.  The Series B
               --------------------------------------------
Preferred Stock that is being purchased by the Purchasers hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly authorized and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws. The Class A Voting Common Stock issuable upon conversion of the Series B Preferred Stock purchased under this Agreement has been duly authorized and validly reserved for issuance and, upon issuance in accordance with the terms of the Certificate of Designations, Preferences and Rights, will be duly authorized and validly issued, fully paid, and nonassessable and free of any liens or encumbrances created by the Company and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws.

          2.6  No Violation; Governmental Consents.
               -----------------------------------

               (a) The Company has complied with all federal, state, local and foreign laws, regulations and orders applicable to its business except where the failure to so comply would not have a material adverse effect on its financial condition, business, prospects or results of operations. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby will not violate or be in conflict with any provision of law, any order, rule or regulation of any court or other agency of government.

               (b) No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for the filing pursuant to Section 25102(f) of the California Corporate Securities Law of 1968, as amended, and the rules thereunder and the filing under Regulation D under the Act.

          2.7  Offering.  Subject in part to the truth and accuracy of each
               --------
Purchaser's representations set forth in Section 3 of this Agreement, the offer, sale and issuance of the Series B Preferred Stock as contemplated by this Agreement are exempt from the registration requirements of the Act.

          2.8  Litigation.  Except as set forth on the Schedule of Exceptions,
               ----------
there is no action, suit, proceeding or investigation pending or, to the knowledge of the Company, currently threatened against the Company that questions the validity of this Agreement or the right of the Company to enter into this Agreement, or to consummate the transactions contemplated hereby, or that would result, either individually or in the aggregate, in any material adverse changes in the financial condition or results of operations of the Company. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or that the Company intends to initiate.

          2.9  Patents and Other Intangible Assets.  The Company owns all of its
               -----------------------------------
granted, pending or common law rights in its patents, trademarks, tradenames and copyrights. The Company has a license under any and all patents, patent applications, trademarks, trade names, brand names, inventions, processes, formulae or copyrights not owned by it to the extent that the Company knows to be necessary for the operation of the business of the Company as now conducted and as proposed to be conducted (the "Necessary Intellectual Property").
Without having conducted any special infringement or patent search, except as set forth on the Schedule of Exceptions the Company is unaware of any infringement of or conflict with the rights of others with respect to the Necessary Intellectual Property.

          2.10 Compliance with Other Instruments.  The Company is not in
               ---------------------------------
violation or default in any respect of any provision of its Restated Certificate of Incorporation or Bylaws, or any instrument, judgment, order, writ, decree or material contract to which it is a party or by which it is bound. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event that results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations or any of its assets or properties.

          2.11 Agreements; Action.  Except as set forth in the Financial
               ------------------
Statements (defined below) and the Schedule of Exceptions:

               (a) There are no instruments, judgments, orders, writs, decrees or contracts to which the Company is a party or by which it is bound that may involve (i) obligations (contingent or otherwise) of, or payments to the Company in excess of $50,000, or

(ii) the license of any patent, copyright, trade secret or other proprietary right to or from the Company, or (iii) provisions restricting the development or distribution of the Company's products or services.

               (b) The Company has not (i) declared or paid any dividends or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred or guaranteed any indebtedness for money borrowed individually in excess of $50,000 or, in the case of indebtedness and/or liabilities individually less than $50,000, in excess of $100,000 in the aggregate, (iii) made any loans or advances in excess of $10,000 to any person, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights.

               (c) For the purposes of subsections (a) and (b) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

          2.12 Related-Party Transactions.  Except as set forth in the Schedule
               --------------------------
of Exceptions, no officer or director of the Company or member of his or her immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them. To the best of the Company's knowledge, none of such persons has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company, except that officers or directors of the Company and members of their immediate families may own stock in publicly traded companies that may compete with the Company. No member of the immediate family of any officer or director of the Company is directly or indirectly interested in any material contract with the Company.

          2.13 Permits.  The Company has all franchises, permits, licenses, and
               -------
any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the financial condition or results of operations of the Company, and the Company believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. The Company is not in default in any material respect under any of such franchises, permits, licenses, or other similar authority.

          2.14 Financial Statements.  The Company has furnished to each
               --------------------
Purchaser its audited balance sheet and related statements of operations, stockholders' equity and cash flows for the years ended December 31, 1994 and 1995 and its unaudited balance sheet and related unaudited statements of operations, stockholders' equity and cash flows for the quarters ended March 31, 1996 and June 30, 1996 (the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles (except for the omission of footnotes, and subject to year-end adjustments as may be required under generally accepted accounting principles in the case of the unaudited statements) and fairly present the financial position of the Company as of the date thereof and the results of its operations and cash flows for the period then ended. Except as disclosed or provided for in the balance sheets as of December 31, 1995 or June 30, 1996 or in the Schedule of Exceptions, there are no material liabilities of the Company of any kind whatsoever, whether accrued, contingent or otherwise, other than liabilities incurred in the ordinary course of business consistent with past practice since the date of such balance sheets. Since June 30, 1996, there has not been any material adverse change in the financial position or the earnings or operations of the Company.

          2.15 Taxes.  The Company has prepared and timely filed all income tax
               -----
returns and other material tax returns which are required to be filed, and has paid, or made provision for the payment of, all taxes which have or may have become due pursuant to said returns or pursuant to any assessment which has been received by it. No federal or state income or sales tax returns of the Company have been audited, and no deficiency assessment or proposed adjustment of the Company's United States income tax, state or municipal taxes or sales taxes is pending.

          2.16 Employee Benefit Plans.  Except as set forth in the Schedule of
               ----------------------
Exceptions, the Company does not have any "Employee Benefit Plan" as defined in
Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). No officer, director or employee of the Company has committed a material breach of any responsibility or obligation imposed upon fiduciaries by Title I of ERISA with respect to any Employee Benefit Plan. Each Employee Benefit Plan has at all times prior hereto been maintained in accordance with its terms and all applicable laws, except where the failure to do so would not have a material adverse effect upon the Company. With respect to each Employee Benefit Plan, other than ordinary claims for benefits pursuant to the terms of such plan, there is no claim pending or, to its knowledge, threatened against or involving such plan by any person or governmental authority.

          2.17 Proprietary Information and Inventions Assignment Agreements.
               ------------------------------------------------------------
Each employee, officer and consultant of the Company has executed a Company Proprietary Information and Inventions Assignment Agreement. The Company is not aware that any of its employees, officers or consultants are in violation thereof.

     3.   Representations and Warranties of the Purchasers.  Each Purchaser
          ------------------------------------------------
hereby represents and warrants, severally, that:

          3.1  Authorization.  Such Purchaser has full power and authority to
               -------------
enter into this Agreement and each such Agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms, except as limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (ii) laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

          3.2  Purchase Entirely for Own Account.  This Agreement is made with
               ---------------------------------
such Purchaser in reliance upon such Purchaser's representation to the Company, which by such Purchaser's execution of this Agreement such Purchaser hereby confirms, that the Series B

Preferred Stock to be received by such Purchaser and the Class A Voting Common Stock issuable upon conversion thereof (collectively, the "Securities") will be acquired for investment for such Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, such Purchaser further represents that such Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Securities.

          3.3  Disclosure of Information.  Such Purchaser represents that it has
               -------------------------
received all the information it considers necessary or appropriate for deciding whether to purchase the Series B Preferred Stock. Such Purchaser further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Series B Preferred Stock and the business, properties, prospects, financial condition and results of operations of the Company.

          3.4  Investment Experience.  Such Purchaser is an investor in
               ---------------------
securities of companies in the development stage and acknowledges that he is able to fend for himself, can bear the economic risk of his investment, and has such knowledge and experience in financial or business matters that he is capable of evaluating the merits and risks of the investment in the Series B Preferred Stock. If other than an individual, Purchaser also represents either
(i) that it has not been organized for the purpose of acquiring the Series B Preferred Stock or (ii) that if such Purchaser has been organized for the purpose of acquiring the Series B Preferred Stock, that each of the equity owners of such Purchaser is an investor of companies in the development stage who is able to fend for himself, bear the economic risk of his investment in the Purchaser and has such knowledge and experience in financial or business matters that he is capable of evaluating the merits and risks of his investment in such Purchaser.

          3.5  Accredited Investor.  Such Purchaser is an "accredited investor"
               -------------------
within the meaning of Securities and Exchange Commission ("SEC") Rule 501 of Regulation D under the Act, as presently in effect.

          3.6  Restricted Securities.  Such Purchaser understands that the
               ---------------------
Securities are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Securities may be resold without registration under the Act only in certain limited circumstances. In this connection, such Purchaser represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

          3.7  Further Limitations on Disposition.  Without in any way limiting
               ----------------------------------
the representations set forth above, such Purchaser further agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 3 and:

               (a) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

               (b) Such Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company, if reasonably requested by the Company, with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act.

               (c) Notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Purchaser that is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to a shareholder of an investment corporation, or to the estate of any such partner or retired partner or shareholder or the transfer by gift, will or intestate succession of any such partner or shareholder to his or her spouse or to the siblings, lineal descendants or ancestors of such partner or shareholder or his or her spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were an original Purchaser hereunder.

          3.8  Legends.  It is understood that the certificates evidencing the
               -------
Securities may bear one or all of the following legends:

               (a) "These securities have not been registered under the Securities Act of 1933, as amended. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act."

               (b) "The sale or transfer of these securities is restricted under the terms of a Series B Preferred Stock Purchase Agreement dated as of August 1, 1996 between the Company and the purchasers listed on Schedule A thereto, a copy of which agreement is on file at the principal office of the Company."

               (c) Any legend required by the laws of the State of California, including any legend required by the California Department of Corporations and Sections 417 and 418 of the California Corporations Code.

     4.   Additional Covenants.
          --------------------

          4.1  Registration Rights.
               -------------------

               (a)  Definitions.  The following terms shall have the following
                    -----------
respective meanings:

                    (i) "Expenses of Registration" shall have the meaning specified in Section 4.1(e).

                    (ii) "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

                    (iii) "Holder" or "Holders" means any holder of outstanding Registrable Securities.

                    (iv) "Holder or Holders of Series A Registrable Securities" means any holder of outstanding Series A Registrable Securities.

                    (v) "Holder or Holders of Series B Registrable Securities" means any holder of outstanding Series B Registrable Securities.

                    (vi) "Initiating Holders" means any Holder or Holders who individually or in the aggregate hold not less than 25% of the Registrable Securities.

                    (vii) "Initial Public Offering" means the Company's sale of its Common Stock in a bona fide underwriting pursuant to a registration statement under the Act, the public offering price of which is not less than $7.50 per share (as adjusted for stock dividends, stock splits or recapitalizations) and for an aggregate offering price, net of underwriters' discounts and commissions, of more than $10,000,000.

                    (viii) "Lead Series A Investor" means ATGF II, a fund organized under the laws of Panama, its affiliates, or its transferees permitted under Section 4.1(i) of the Series A Preferred Stock Agreement.

                    (ix) "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Act, and the declaration or ordering of the effectiveness of such registration statement.

                    (x) "Other Series Registrable Securities" means the Registrable Securities described in clauses (ii) and (iii) of the definition of Registrable Securities in Section 4.1(a)(xi).

                    (xi) "Registrable Securities" means (i) the shares of Class A Voting Common Stock issuable or issued upon conversion of the outstanding Series A Preferred Stock and any other shares of the Common Stock issued as (or issuable upon conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to or exchange for or replacement of, the outstanding Series A Preferred Stock,
(ii) the shares of Class A Voting Common Stock issuable or issued upon conversion of the outstanding Series B Preferred Stock and any other share of the Common Stock issued as (or issuable upon conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to or exchange for or replacement of the outstanding Series B Preferred Stock, and (iii) the shares of the Common Stock issuable or issued upon conversion of any series of Preferred Stock that may from time to time come into existence as to which the Company may grant rights to have such shares of the Common Stock registered and any other shares of the Common Stock issued as (or issuable upon conversion or exercise of any warrant, right or other security which is issued
as) a dividend or other distribution with respect to or exchange for or replacement of such series of Preferred Stock, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which a Holder's rights under this Agreement, under the Series A Preferred Stock Agreement or under the agreement(s) pursuant to which any series of Preferred Stock that may from time to time come into existence may be purchased are not assigned; provided, however, that Registrable Securities shall only be treated as
--------  -------
Registrable Securities if, and so long as, they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto may legally be removed upon the consummation of such sale.

                      (xii) "Series A Preferred Stock Agreement" means that certain Series A Preferred Stock Purchase Agreement dated March 15, 1996 between the Company and the purchasers listed on Schedule A thereto and all amendments and supplements thereto.

                      (xiii) "Series A Registrable Securities" means the Registrable Securities described in clause (i) of the definition of Registrable Securities in Section 4.1(a)(xi) hereof.

                      (xiv) "Series B Registrable Securities" means the Registrable Securities described in clause (ii) of the definition of Registrable Securities in Section 4.1(a)(xi) hereof.

               (b)    Demand Registration.
                      -------------------

                      (i) Request for Registration.  In case the Company shall
                          ------------------------
receive from Initiating Holders a written request (the "Request") that the Company effect any registration with respect to not less than 25% of the Registrable Securities then outstanding, or any lesser percentage of Registrable Securities if the anticipated aggregate offering price, net of underwriters' discounts and commissions, would exceed $3,000,000, the Company wil l

                          (1) promptly give written notice of the proposed
registration, qualification or compliance to all other Holders in accordance with Section 8.6; and

                          (2) as soon as practicable, use its reasonable efforts
to effect such registration (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in the Request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in the Request as are specified in a written notice received by the Company within twenty (20) days after such Holder's receipt of written notice provided by the Company pursuant to Section 4.1(b)(i)(1); provided, however, that the Company shall not be obligated to take any action to effect any such registration pursuant to this Section 4.1(b):

                         A.   In any particular jurisdiction in which the
Company would be required to execute a general consent to service of process in effecting such registration unless the Company is already subject to service in such jurisdiction and except as may be required by the Act;

                         B.   Prior to 270 days following the effective date of
the Initial Public Offering;

                         C.   During the period starting with the date of filing
of, and ending on the date 180 days immediately following the effective date of, any general form of registration statement pertaining to sale by the Company of Common Stock or securities which are immediately convertible at the option of the holder or convertible within twelve (12) months from the date of issuance into Common Stock, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

                         D.   After the Company has effected one (1) such
registration pursuant to this Section 4.1(b) provided that if the first
                                             --------
registration pursuant to this Section 4.1(b) shall be underwritten and if less than 50% of the Series B Registrable Securities then outstanding held by the Initiating Holder and all Holders who join in the Request in the manner, and at the time, specified in Section 4.1(b)(i)(2) shall be, or shall have been, included in such underwriting and in any underwriting described in Section 4.1(c)(ii) which has been consummated prior to the date of such underwriting, then the Company shall be obligated to effect an additional registration pursuant to this Section 4.1(b); or

                         E.   If the Company shall furnish to such Initiating
Holders a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Company's Board of Directors it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed at the date filing would be required, in which case the Company's obligation to use its reasonable efforts to register under this Section 4.1(b) shall be deferred for a period not to exceed 120 days from the date of receipt of the Request, provided that the Company may not exercise this deferral right more than once during any twelve (12) month period.

               (ii)  Underwriting. If any registration pursuant to Section
                     ------------
4.1(b) shall be underwritten, the right of any Holder to registration pursuant to Section 4.1(b) shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in such underwriting as prescribed herein (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and each such Holder). The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected by the Company for such underwriting (the "Managing Underwriter"). Notwithstanding any other provision of this Section 4.1(b), if the Managing Underwriter advises the Initiating Holders or the Company in writing that the number of Registrable Securities proposed to be registered by such Initiating Holder or Holders exceeds the maximum number of such shares which the Managing Underwriter considers, in good faith, to be appropriate based upon market conditions and other relevant factors (the "Maximum Number"), then (1) the Company shall so advise all Holders, (2) the Lead Series A Investor shall be entitled to include Registrable Securities in such underwriting up to the Maximum Number, (3) if the Lead Series A Investor elects to include in such underwriting a number of its Registrable Securities which is less than the Maximum Number (the "Series A Portion"), the Initiating Holders of Series A Registrable Securities (if different than the Lead Series A Investor) and those Holders of Series A Registrable Securities (other than the Lead Series A Investor) joining in the Request shall be entitled to include in such underwriting their pro-rata share of Series A Registrable Securities up to that number of shares equal to the difference between the Maximum Number and the Series A Portion and (4) if the Holders of Series A Registrable Securities (including the Lead Series A Investor) elect to include in such underwriting a number of their Registrable Securities which is less than the Maximum Number, the Holders of Other Series Registrable Securities joining in the Request shall be entitled to include in such underwriting their pro-rata share of Other Series Registrable Securities up to that number of shares equal to the difference between the Maximum Number and the total number of shares that the Holders of Series A Registrable Securities (including the Lead Series A Investor) elect to include in such underwriting. For purposes of the preceding sentence, (x) a Holder's "pro-rata share of Series A Registrable Securities" shall mean the quotient obtained by dividing the number of Series A Registrable Securities held by such Holder by the sum of all of the Series A Registrable Securities held by the Initiating Holders (if different than the Lead Series A Investor) and those Holders of Series A Registrable Securities (other than the Lead Series A Investor) joining in the Request and (y) a Holder's "pro-rata share of the Other Series Registrable Securities" shall mean the quotient obtained by dividing the number of Other Series Registrable Securities held by such Holder by the sum of all of the Other Series Registrable Securities held by the Initiating Holders and those Holders of Other Series Registrable Securities joining in the Request. No Registrable Securities excluded from the underwriting by reason of the Managing Underwriter's marketing limitation shall be included in such underwriting. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares. If any Holder declines to participate upon review of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company, the Managing Underwriter and the Initiating Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities shall not be transferred in a public distribution prior to 180 days after the effective date of such registration, or such other shorter period of time as the underwriters may require. If the underwriter has not limited the number of Registrable Securities to be underwritten, or if Holders have elected to include less than the Maximum Number in such underwriting, the Company may include securities for its own account (or for the account of other stockholders) in such registration if the Managing Underwriter so agrees and if the number of Registrable Securities that would otherwise have been included in such registration and underwriting will not thereby be limited.

                    (iii) The Company shall pay the Expenses of Registration for one (1) registration requested pursuant to this Section 4.1(b). Notwithstanding the immediately preceding sentence, in the event that the Company is obligated to effect an additional registration pursuant to the proviso to Section 4.1(b)(2)(D), then the Company shall pay the Expenses of Registration for two (2) registrations requested pursuant to this Section 4.1(b).

               (c)  Company Registration.
                    --------------------

                    (i)  Notice of Registration. If (but without any obligation
                         ----------------------
to do so) at any time after the Initial Public Offering the Company proposes to register any of its Common Stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating either to the sale of securities to participants in a Company stock option, stock purchase or similar plan or to an SEC Rule 145 transaction, or a registration on Form S-8, Form S-4 or any successors to such forms, the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of any Holder given within twenty
(20) days from receipt of such notice by the Company in accordance with Section 8.6, the Company shall, subject to the provisions of Section 4.1(c)(ii) and 4.1(d), cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

                    (ii) Underwriting Requirements. In connection with any
                         -------------------------
offering pursuant to this Section 4.1(c), the Company shall not be required to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the opinion of the underwriters, adversely affect the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters reasonably believe would not adversely affect the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters believe will not adversely affect the success of the offering (the securities so included to be apportioned first to the Company, then second pro rata among the selling Holders of Series A Registrable Securities according to the total amount of Series A Registrable Securities owned by each selling Holder, then third pro rata among the selling Holders of Other Series Registrable Securities according to the total amount of Other Series Registrable Securities owned by each selling Holder and then fourth to all other selling stockholders, or in such other proportions as shall mutually be agreed to by all such parties), it being understood that all Registrable Securities may be excluded from the registration on this basis. For any selling stockholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder," and any pro rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of Registrable Securities owned by all entities and individuals included in such "selling stockholder," as defined in this sentence.

                         (iii)  The Company shall pay the Expenses of
Registration for two (2) registrations requested pursuant to this Section
4.1(c).

                    (d)  Furnish Information. It shall be a condition precedent
                         -------------------
to the obligations of the Company to take any action pursuant to this Section
4.1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

                    (e)  Expenses of Registration. The term "Expenses of
                         ------------------------
Registration" means all expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to this Section 4.1, including (without limitation), all registration, filing and qualification fees, printers and accounting fees, fees and disbursements of counsel for the Company. Expenses of Registration does not include the fees and disbursements of counsel for the selling Holders.

                    (f)  No Delay of Registration No Holder shall have any right
                         ------------------------
to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 4.1.

                    (g)  Indemnification In the event any Registrable Securities
                         ---------------
are included in a registration statement under this Section 4.1:

                         (i) To the extent permitted by law, the Company will
indemnify and hold harmless each Holder of Series B Registrable Securities, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) that arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and the Company will pay, as incurred, to each such Holder, underwriter or controlling person, to the extent (and only to the extent) that such losses, claims, damages, or liabilities arise out of a Violation, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 4.1(g) in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 4.1(g) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company, nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

                    (ii) To the extent permitted by law, each selling Holder of Series B Registrable Securities will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this
Section 4.1(g)(ii), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 4.1(g)(ii) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder. Nothing contained in this Section 4.1(g)(ii) is intended to preclude the underwriters in any offering from requiring broader indemnities from the Holders participating in such offering.

                    (iii) Promptly after receipt by an indemnified party under this Section 4.1 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 4.1, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain separate counsel of its own, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding; provided further that the indemnifying party shall not be responsible for the fees and expenses of more than one separate counsel for all indemnified parties. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section
4.1 (to the extent of such prejudicial effect), but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 4.1.

                    (iv) No indemnifying party, in the defense of any claim arising out of a Violation shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation and, in the event the terms of such judgment or settlement include any term other than the payment by the indemnifying party of money damages, the indemnifying party shall not so consent or enter into such a settlement without the consent of each indemnified party (which will not be unreasonably withheld) whether or not the terms thereof include such a release.

                    (v)    The obligations of the Company and Holders under this
Section 4.1 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 4.1, and otherwise.

               (h)  Form S-3 Registration. In case the Company shall receive
                    ---------------------
from any Holder or Holders a written request that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

                    (i) Promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

                    (ii) As soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within twenty (20) days after receipt of such written notice from the Company in accordance with Section 8.6; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 4.1(h):

                           (1)  If Form S-3 is not available for such offering
by the Holders;

                           (2)  Unless the Holders, together with the holders of
any other securities of the Company entitled to inclusion in such registration, propose to sell either (x) Registrable Securities having an aggregate price to the public (net of any underwriters' discounts and commissions) in excess of $2,000,000; or (y) not less than 15% of the Registrable Securities then outstanding;

                           (3)  If the Company shall furnish to the Holders a
certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 120 days after receipt of the request of the Holder or Holders under this

Section 4.1(h); provided, however, that the Company shall not utilize this right more than once in any twelve (12) month period;

                           (4)  If the Company has completed its Initial Public
Offering within 180 days of the Company's receipt of the request for the Form S-3 registration; or

                           (5)  In any particular jurisdiction in which the
Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

                    (iii) Notwithstanding anything to the contrary herein, the Company shall not be obligated to effect more than two (2) registrations pursuant to this Section 4.1(h), and no more than one (1) such registration in any twelve (12) month period.

                    (iv) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. The Company shall pay the Expenses of Registration for two (2) registrations requested pursuant to this Section 4.1(h). Registrations effected pursuant to this Section 4.1(h) shall not be counted as registrations effected pursuant to Sections 4.1 (b) or (c).

               (i)  Assignment of Registration Rights.  The rights to cause the
                    ---------------------------------
Company to register Registrable Securities pursuant to this Section 4.1 may only be assigned by a Holder to a transferee who acquires all of such Holder's shares, provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. Notwithstanding the immediately preceding sentence, a Purchaser may assign the rights to cause the Company to register Registrable Securities pursuant to this Section 4.1 to an investment fund or funds managed by it (a "Permitted Fund Transferee") which acquires less than all of the Purchaser's shares if prior to such assignment and transfer, the Purchaser submits to the Company an irrevocable, joint and several undertaking for the benefit of the Company executed by the Purchaser and the Permitted Fund Transferee(s) to exercise all of their rights to register Registrable Securities pursuant to this Section 4.1 in tandem, in a manner consistent with holding such rights as a group and exclusively represented on all matters arising under this Agreement by a single Purchaser or Permitted Fund Transferee appointed in such undertaking by the other parties thereto.

               (j)  "Market Stand-Off" Agreement. Each Purchaser hereby agrees
                     ---------------------------
that during the 180 day period following the effective date of each of (i) a registration statement of the Company filed under the Act in connection with the Initial Public Offering and (ii) the registration statement filed under the Act with respect to an underwritten offering of Common Stock (or securities which are immediately convertible at the option of the holder or convertible within twelve (12) months from the date of issuance into Common Stock) after the Initial Public Offering, it shall not sell, offer to sell, or otherwise transfer or dispose of any capital stock of the

Company held by it at any time during such period except to the extent such Purchaser participates as a selling stockholder in such registrations. To enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of the Purchaser (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period. Each Holder agrees to execute the form of such market stand-off agreement as may be reasonably requested by the underwriters.

               (k)  Termination or Amendment of Registration Rights. The
                    -----------------------------------------------
registration rights granted under this Section 4.1 may be terminated, waived or amended with the written consent of the Company and the Holders of 66% of the Series B Registrable Securities then outstanding. In addition, no Holder of Series B Registrable Securities shall be entitled to exercise any right provided for in this Agreement (a) after four (4) years following the closing of the Initial Public Offering or (b) at such time following the Initial Public Offering and for so long as such Holder may sell all of such Holder's Series B Registrable Securities in any ninety (90) day period pursuant to Rule 144(k) (or such successor rule as may be adopted).

               (l)  Registration Rights of Holders of Series A Registrable
                    ------------------------------------------------------
Securities. The rights granted to the Holders of Series B Registrable Securities
----------
in Sections 4.1(b), 4.1(c) and 4.1(h) of this Agreement to have Series B Registrable Securities owned by them registered shall be subject to the rights granted to the Holders of Series A Registrable Securities in Sections 4.1(b), 4.1(c) and 4.1(h) of the Series A Preferred Stock Agreement to have Series A Registrable Securities owned by them registered.

          4.2  Restriction on Transfer; Right of First Refusal.
               -----------------------------------------------

               (a)  Restriction on Transfer. Neither any Purchaser nor any
                    -----------------------
transferee of any Purchaser shall sell or transfer in any manner any shares of Series B Preferred Stock purchased hereunder (or any shares of the Class A Voting Common Stock into which such shares of Series B Preferred Stock may be converted) to any person or entity engaged in, or reasonably anticipated by the Company to become engaged in, the business of providing electronic commerce solutions or related technology (a "Restricted Party"). A Purchaser or any transferee of any Purchaser may request that the Company waive the restriction on the sale or transfer of shares described in the preceding sentence to a Restricted Party as to a particular, proposed sale or transfer, but the Company shall have no obligation to waive such restriction on the sale or transfer of any such shares to any Restricted Party.

               (b)  Right of First Refusal. In the event, at any time after the
                    ----------------------
date of this Agreement, any Purchaser or its transferee desires to sell or transfer in any manner any shares of Series B Preferred Stock purchased hereunder (or any shares of the Class A Voting Common Stock into which such shares of Series B Preferred Stock have been converted) to a person or entity which is not a Restricted Party, it shall first offer such shares for sale to the Company at substantially the same price, and upon substantially the same terms (or terms as similar as reasonably possible) upon which it is proposing or is to dispose of such shares; provided that a Purchaser may transfer all or part of its shares of Series B Preferred Stock (or any shares of the Class A Voting Common Stock into which such shares of Series B Preferred Stock have been converted) to a Permitted Fund Transferee or Transferees without first making such offer to the Company. Said right of first refusal shall be provided to the Company for a period of fifteen (15) days following receipt by the Company of written notice (the "Proposed Transfer Notice") by the Purchaser of the terms and conditions of said proposed sale or transfer and the name, address and phone number of each proposed buyer or transferee. The Company may exercise such right of first refusal as to all, or some portion which is less than all, of the shares proposed to be transferred by notifying the Purchaser in writing within such fifteen day period, and paying such Purchaser within thirty (30) days following receipt by the Company of the Proposed Transfer Notice the relevant consideration therefor. If the Company and its assigns do not complete the purchase of shares of Series B Preferred Stock (or any shares of the Class A Voting Common Stock into which such shares of Series B Preferred Stock have been converted) identified in the Proposed Transfer Notice within thirty (30) days following receipt by the Company of the Proposed Transfer Notice, the Purchaser may sell or transfer such shares in accordance with the terms and conditions set forth in the Proposed Transfer Notice to the person or entity identified in the Proposed Transfer Notice. If the Purchaser desires to sell or transfer in any manner such shares either (i) upon terms and conditions which are different than those specified in the Proposed Transfer Notice or to a person or entity other than the person or entity identified in the Proposed Transfer Notice or (ii) more than sixty (60) days after the Company's receipt of the Proposed Transfer Notice, then the Purchaser shall comply with the provisions of this Section 4.2(b) again prior to effecting any such sale or transfer.

               (c)  Assignment.  The Company may assign the rights granted to it
                    ----------
pursuant to this Section 4.2 in whole or in part to any stockholder or stockholders of the Company or other persons or organizations.

               (d)  Restrictions Binding on Transferees. All transferees of
                    -----------------------------------
shares purchased pursuant to this Agreement, shares of the Class A Voting Common Stock issued upon the conversion of such shares or any interest therein will receive and hold such shares or interest subject to the provisions of this
Section 4.2.

               (e)  Termination of Right of First Refusal. The right of first
                    -------------------------------------
refusal granted the Company in Section 4.2(b) shall terminate upon consummation of the Initial Public Offering, with such termination retroactive to the effectiveness of the registration statement relating to the Initial Public Offering.

          4.3  Mergers and Other Extraordinary Transactions.
               --------------------------------------------

               (a) Agreement.  Each Purchaser shall either (i) take all actions
                   ---------
necessary to vote all shares of the Series B Preferred Stock (and all shares of the Class A Voting Common Stock into which such shares of Series B Preferred Stock may be converted) owned or held of record by such Purchaser at any annual or special meeting of the Company (or by written consent in lieu of such meeting) held for the approval of any merger, consolidation or sale or exchange of all or substantially all of the Company's assets which has been approved by the Board of Directors in favor of any such merger, consolidation or sale or exchange of all or substantially all of the Company's assets and all transactions and other matters incident thereto or (ii) refrain from taking any action with respect to any merger, consolidation or sale or exchange of all or substantially all of the Company's assets which has been approved by each of the Board of Directors and the majority of the outstanding stock of the Company entitled to vote thereon which prevents, restricts or otherwise inhibits such merger, consolidation or sale or exchange of all or substantially all of the Company's assets from being accorded pooling accounting treatment. Without limiting the generality of clause (ii) of the preceding sentence, the Purchaser agrees to refrain from asserting any appraisal rights that it may have as a consequence of any transaction described in the immediately preceding sentence if such assertion of appraisal rights would prevent, restrict or otherwise inhibit such transaction from being accorded pooling accounting treatment.

               (b)  Agreement Binding on Transferees.  All transferees of shares
                    --------------------------------
purchased pursuant to this Agreement, shares of the Class A Voting Common Stock issued upon the conversion of such shares or any interest therein will receive and hold such shares or interest subject to the provisions of this Section 4.3.

               (c)  Termination of Agreement. The agreement of this Section 4.3
                    ------------------------
shall terminate at the earlier of (i) consummation of the Initial Public Offering or (ii) ten (10) years from the Closing Date.

          4.4  Financial Information.
               ---------------------

               (a)  Annual and Quarterly Information.  The Company will mail the
                    --------------------------------
following reports to each Purchaser for so long as such Purchaser is a holder (or such Purchaser and a Permitted Fund Transferee or Transferees are the collective holders) of at least eighty (80%) percent of shares of Series B Preferred Stock purchased by such person hereunder (or shares of Class A Voting Common Stock issued upon conversion of shares of Series B Preferred Stock):

                    (i) As soon as practicable after the end of each fiscal year, and in any event within 120 days thereafter, audited consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such fiscal year, and consolidated statements of income, consolidated statements of changes in financial position and consolidated statements of stockholders' equity of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles ("GAAP") and setting forth in each case in comparative form the figures for the previous fiscal year; and

                    (ii) As soon as practicable after the end of each fiscal quarter in each fiscal year of the Company and in any event within 60 days thereafter, an unaudited consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such quarter, and unaudited consolidated statements of income, unaudited consolidated statements of cash flow and unaudited consolidated statements of stockholders' equity of the Company and its subsidiaries, if any, for such period and for the current fiscal year to date, prepared in accordance with GAAP (subject to normal year-end audit adjustments).

                    (b) Termination of Covenants. The covenants set forth in
                        ------------------------
this Section 4.4 shall terminate upon consummation of the Initial Public Offering, with such termination retroactive to the effectiveness of the registration statement relating to the Initial Public Offering.

               4.5  Confidentiality.  Each Purchaser shall maintain in strictest
                    ---------------
confidence all financial information furnished to it by the Company pursuant to
Section 4.4 or otherwise and shall not use any of such financial information for any purpose other than monitoring its equity investment in the Company. All transferees of shares purchased pursuant to this Agreement, shares of the Class A Voting Common Stock issued upon the conversion of such shares or any interest therein will receive and hold such shares or interest subject to the provisions of this Section 4.5.

     5.   California Commissioner of Corporations.
          ---------------------------------------

          5.1  Corporate Securities Law.  THE SALE OF THE SECURITIES THAT ARE
               ------------------------
THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

     6.   Conditions of Purchaser's Obligations at Closing.  The obligations of
          ------------------------------------------------
each Purchaser under subsection 1.1(b) of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

          6.1  Representations and Warranties.  The representations and
               ------------------------------
warranties of the Company contained in Section 2 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

          6.2  Performance.  The Company shall have performed and complied with
               -----------
all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

          6.3  Compliance Certificate.  The Chief Executive Officer or the Vice
               ----------------------
President, Corporate Development of the Company shall deliver to each Purchaser at the Closing a certificate stating that the conditions specified in Sections
6.1 and 6.2 have been fulfilled.

          6.4  Qualifications.  All authorizations, approvals, or permits, if
               --------------
any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

          6.5  Proceedings and Documents.  All corporate and other proceedings
               -------------------------
in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Purchasers or to the Purchasers' special counsel, and they shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

          6.6  Certificate of Designations, Rights and Preferences.  The Company
               ---------------------------------------------------
shall have filed the Certificate of Designations, Rights and Preferences with the Secretary of State of Delaware.

          6.7  Opinion of Company Counsel.  Each Purchaser shall have received
               --------------------------
from Dickstein Shapiro Morin & Oshinsky LLP, counsel for the Company, an opinion, dated as of the Closing, in the form attached hereto as Exhibit C.
                                                                 ---------

          6.8  No Injunction.  No preliminary or permanent injunction or other
               -------------
binding order, decree or ruling issued by a court or governmental agency shall be in effect which shall have the effect of preventing the consummation of the transactions contemplated by this Agreement.

     7.   Conditions of the Company's Obligations at Closing.  The obligations
          --------------------------------------------------
of the Company to each Purchaser under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by that
Purchaser:

          7.1  Representations and Warranties.  The representations and
               ------------------------------
warranties of the Purchaser contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

          7.2  Payment of Purchase Price.  The Purchaser shall have delivered
               -------------------------
the purchase price specified in Section 1.2.

          7.3  Qualifications.  All authorizations, approvals, or permits, if
               --------------
any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

     8.   Miscellaneous.
          -------------

          8.1  Survival of Representations, Warranties and Covenants.  All
               -----------------------------------------------------
representations and warranties made by the Company in this Agreement or in any certificate delivered pursuant to this Agreement shall survive the Closing Date for a period of two (2) years. All representations and warranties made by any Purchaser in this Agreement shall survive the Closing Date for a period of two
(2) years. All covenants made by the parties in this Agreement shall survive the Closing Date.

          8.2  Successors and Assigns.  Except as otherwise provided herein, the
               ----------------------
terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          8.3  Governing Law.  This Agreement shall be governed by and construed
               -------------
under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

          8.4  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile signature, which signature shall be deemed an original.

          8.5  Titles and Subtitles.  The titles and subtitles used in this
               --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          8.6  Notices.
               -------

               (a) All notices, requests, demands and other communications under this Agreement or in connection herewith shall be given to or made upon the respective parties as follows:

     To the Company:  InterTrust Technologies Corporation
                      460 Oakmead Parkway
                      Sunnyvale, California 94086
                      Telephone:  (408) 222-6100
                      Telecopy:  (408) 222-6144
                      Attention:  Vice President, Corporate Development

     To a Purchaser:  At such Purchaser's address (or facsimile) as set forth on
                      Schedule A, as applicable, hereto.

               (b) All notices, requests, demands and other communications given or made in accordance with the provisions of this Agreement shall be in writing, and shall be sent by airmail, return receipt requested, overnight mail, or by telex or telecopy (facsimile) with confirmation of delivery, and shall be deemed to be given or made when delivery is so confirmed.

               (c) Any party may, by written notice (in accordance with this Section 8.6) to the other, alter its address.

          8.7  Finder's Fee.  Each Purchaser represents solely on its own behalf
               ------------
that it neither is nor will be obligated for any finders' fee or commission in connection with this transaction. The Company represents that, with the possible exception set forth on the Schedule of Exceptions, it neither is or will be obligated for any finders' fee or commission in connection with this transaction. Each of the Company and the Purchaser agrees to indemnify and to hold harmless the other party from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or the Purchaser, as the case may be, or any of its officers, partners, employees, or representatives is responsible.

          8.8  Amendments and Waivers.  Except as provided elsewhere herein, any
               ----------------------
term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Class A Voting Common Stock issued or issuable upon conversion of the Series B Preferred Stock. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

          8.9  Entire Agreement.  This Agreement, the Schedule and Exhibits
               ----------------
hereto and the certificate delivered pursuant hereto constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior written or oral negotiations, commitments, representations and agreements.

          8.10 Severability.  If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          8.11 Aggregation of Stock.  All shares of the Preferred Stock held or
               --------------------
acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

          8.12 No Third Party Beneficiaries.  This Agreement is intended and
               ----------------------------
agreed to be solely for the benefit of the parties hereto, and no third party shall accrue any benefit, claim or right of any kind whatsoever pursuant to, under, by or through this Agreement. Without limiting the generality of the preceding sentence, the Holders of Series A Registrable Securities shall not accrue any rights to have Series A Registrable Securities registered which are greater than, or in addition to, the rights granted the Holders of Series A Registrable Securities in the Series A Preferred Stock Agreement to have Series A Registrable Securities owned by them registered.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.



                                    INTERTRUST TECHNOLOGIES CORPORATION


                                    By:_____________________________________
                                       Name:
                                       Title:


                                    SOFTBANK HOLDINGS INC.


                                    By:_____________________________________
                                       Name:
                                       Title:

                                  SCHEDULE A
                                  PURCHASERS
                                  ----------

                                     Number of           Aggregate Purchase
             Purchaser                Shares                    Price
             ---------                ------                    -----
SOFTBANK Holdings Inc.                 583,431           $    5,000,000
10 Langley Road
Suite 403
Newton Center, MA  02159
Attn:  Ronald D. Fisher
Fax:  (617) 928-9301

                                   -------------------------------------------
                              TOTAL    583,431           $    5,000,000

                                                                       EXHIBIT B

                            SCHEDULE OF EXCEPTIONS

     Set forth below are exceptions to the representations and warranties of the Company made in Sections 2 and 8.7 of the Agreement. All disclosures and exceptions set forth below modify all of the Company's representations and warranties and a disclosure in one section of this Schedule shall modify the representation and warranty set forth in another section of this Schedule even if such disclosure is not repeated in the other section.

     2.2       Capitalization and Voting Rights.
               --------------------------------

          The Company has granted the following preemptive rights with respect to its capital stock:

          1. Four of the Company's eight outstanding Common Stock Purchase Warrants provide their respective holders with a right of first offer with respect to certain issuances by the Company of its equity securities. The Company has made a written request that such holders waive their right of first offer with respect to the transactions contemplated by this Agreement. All of such holders have waived their rights of first offer with respect to the transactions contemplated by this Agreement.

          2. The Company has granted certain holders of shares of Series A Preferred Stock a right of first offer with respect to certain sales by the Company of certain of its securities in Section 4.2 of the Series A Preferred Stock Agreement. The Company has made a written request that such holders waive their right of first offer with respect to the transactions contemplated by this Agreement. All but one of such holders have waived their rights of first offer with respect to the transactions contemplated by this Agreement; the holder which did not waive did not exercise its right of first offer within the time period prescribed by the Series A Preferred Stock Agreement.

     2.08      Litigation.
               ----------

          1. On February 28, 1996 the Company received a letter from E-Data Corp. drawing the Company's attention to Patent No. 4,528,643 and alleging the need for the Company to obtain a license with respect to such patent. Upon review of the materials submitted with the February 28, 1996 letter, the Company believes that the claims made therein are based upon incorrect assumptions and premature and the Company so advised E-Data Corp. by letter dated March 12, 1996. As of July 17, 1996, the Company has not received any response to its March 12, 1996 letter to E-Data Corp.

          2. On June 26, 1996 the Company received a letter from Dorsey & Whitney LLP, counsel to Digi International, Inc. ("DI"), drawing the Company's attention to U.S. Trademark Reg. No. 1,666,495 of DI for DIGIBOARD (R) and, among other things, requesting that the Company cease any planned use of the name DIGIBOX. The

             Company has initiated a dialogue with counsel to DI and believes that the demand and claims in the June 26, 1996 letter are unjustified.

     2.09      Patents and Other Intangible Assets.
               -----------------------------------

          1. Item 1 of Section 2.08 of this Schedule is incorporated by this reference.

          2. Item 2 of Section 2.08 of this Schedule is incorporated by this reference.

     2.11      Agreements; Action.
               ------------------

          1. The Company has an agreement with Personal Library Software, Inc. that upon the sale, lease or license to a third party of United States Patent Nos. 5,050,213, 4,977,594, 4,827,508 or 5,410,598,
             European Patent Application No. 87907181.9, or hardware products directly related to the foregoing patents, the Company will pay to Personal Library Software, Inc. a fee ranging from 3% - 6% of license fees up to a total aggregate payment which shall not exceed $250,000.00

          2. On March 28, 1994 the Company entered into an agreement with National Semiconductor, Inc. pursuant to which the Company granted National certain licenses to manufacture and sell certain products incorporating the Company's technology or covered by certain of the Company's patents. To date the Company has received non-refundable license fees totaling $850,000. The license is subject to termination should National fail to tender additional amounts to the Company promptly following the Company's delivery of certain technology to National.

          3. On August __, 1996, the Company entered into an agreement with SOFTBANK Group Services, Inc. ("SGS") pursuant to which the Company granted SGS certain licenses to use and incorporate the Company's InterTrust technology in products and services made, used, sold and otherwise transferred by SGS, subject to certain terms and conditions. This agreement contains certain restrictions applicable to the Company with respect to licenses granted to third parties for clearing transactions.

          4. On October 24, 1995 the Company's Board of Directors approved a resolution allowing the officers of the Company to offer warrants to certain service providers in consideration of services rendered by such service providers. The Company is currently negotiating with certain of its service providers to issue such service providers warrants for the purchase of Class A Voting Common Stock and/or Class B Non-Voting Common Stock in lieu of services rendered, and anticipates that it will be necessary to issue warrants for the purchase of no more than an aggregate of 25,000 of such shares to such service providers.

          5. The Company has entered into an agreement with Robertson, Stephens & Co. for the purposes of raising capital and pursuing strategic relationships. The fees structure for this agreement ranges from 4% to 6% with stipulated minimums and other terms and conditions.

       2.12    Related-Party Transactions.
               --------------------------

          1. The Company is indebted to Victor Shear in an amount approximating $50,000 for travel and miscellaneous corporate expenses.

          2. On March 1, 1996, the Company and Seymour I. Rubinstein Micropro Trust (the "Trust"), a trust controlled by director Seymour Rubinstein, entered into a Modification Agreement pursuant to which the Class A Common Stock Purchase Warrant held by the Trust was amended to terminate a right of first refusal held by the Trust and to provide that a private equity financing would not require such warrant to be exercised or terminated.

          3. Erwin N. Lenowitz, the Company's Chief Financial Officer and a director of the Company, can be considered to have a beneficial ownership interest in Electronic Ventures, L.C., a Texas limited liability corporation, which owns shares of the Class A Voting Common Stock and has an option to purchase shares of the Class B Non-Voting Common Stock.

      2.16     Employee Benefit Plans.
               ----------------------

             The Company provides a health insurance plan and a non-contributory 401(k) plan for its employees.

     8.7       Finder's Fee.
               ------------

             Item 5 of Section 2.11 of this Schedule is incorporated by this reference.

                                   EXHIBIT C

                FORM OF LEGAL OPINION OF COUNSEL TO THE COMPANY
                -----------------------------------------------

                                                                    CONFIDENTIAL

          NEITHER THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE HEREUNDER HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND AS SUCH MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT PURSUANT TO A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH WARRANT OR SECURITIES, OR DELIVERY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE
          WITH THE ACT OR UNLESS SOLD IN FULL COMPLIANCE WITH RULE 144 PROMULGATED UNDER THE ACT.


                      INTERTRUST TECHNOLOGIES CORPORATION
                         Class B Common Stock Warrant



                               August ____, 1996

          THIS CERTIFIES THAT for value received, and subject to the provisions and upon the terms and conditions hereinafter set forth, Upgrade Corporation of America (the "Holder") is entitled to subscribe for and purchase shares (the "Shares") of Class B Common Stock of InterTrust Technologies Corporation, a Delaware corporation (the "Company"), at a price per share of $50.00, which price may be reduced to $12.86 per share pursuant to the terms below (such price and such other price as shall result, from time to time, from adjustments specified below is referred to herein as the "Warrant Price"). The term "Grant Date" shall mean the date set forth above.

          1.   Voluntary Exercise.  This Warrant may be exercised in full or in
               ------------------
part at any time or from time to time after the seven-year anniversary of the Grant Date (the "Exercise Date") at a per share price of $50.00; provided, however, that this Warrant may be exercised prior to the Exercise Date upon the earlier to occur of the following events: (i) the Holder (alone or in combination with other affiliates of Softbank Holding Ltd.) expends an aggregate of $3,000,000 to develop, promote and market compliant electronic clearinghouse technology and services using the Company's technology pursuant to the Technology Development and License Agreement dated as of the date hereof (the "Technology License") whereby such development, promotion or marketing activity is specifically directed toward clearinghouse transactions involving the original equipment manufacturer ("OEM") and independent software vendor ("ISV") markets, and such aggregate amount is expended by the Holder within twenty-four
(24) months of the date the Company provides its SDK 1.0 product to the Holder under the Technology License; or (ii) the Holder executes agreements with ten
(10) of its largest thirty (30) ISV and/or OEM customers (measured, consistent with the Holder's practices, according to the

                                                                    CONFIDENTIAL

Holder's revenue generated by such customers) to incorporate capabilities that enable DigiBox creation and use within software programs produced by such customers (and wherein such agreements can be publicly announced by the Holder and the Company) (each of (i) and (ii) of this Paragraph 1 being referred to herein as an "Early Exercise Event"). Upon the occurrence of an Early Exercise Event, this Warrant shall be exercisable (a) at a price per share of $12.86 (subject to adjustment provided herein), and (b) for a period of 24 months after the later of (x) the Early Exercise Event or (y) the consummation by the Company of an IPO (as hereinafter defined) after which time this Warrant shall terminate and be of no further force and effect. Notwithstanding the foregoing, Holder's right to exercise this Warrant at the Warrant Price of $12.86 is subject to Holder's continued commitment to the exploitation of the InterTrust Technology, by Holder: (i) performing clearing services primarily for transactions related to and/or derived from use of SSG Products (as defined in the Technology License) or performed pursuant to the Clearinghouse Function license granted in the Technology License; and (ii) refraining from: (a) developing, promoting, or acquiring any technology directly competitive with InterTrust Special Advanced Technologies or InterTrust Secure Container technology (as such terms are defined in Exhibit F and Article 1, respectively, of the Technology License) (the "Competitive Technology"); and (b) licensing Competitive Technology, other than as necessary for clearing transactions (collectively the "InterTrust Commitment").

          2.  Termination.  Notwithstanding paragraph 1 above, this Warrant
              -----------
shall terminate and be of no further force and effect upon the earlier of: (i) the ten (10) year anniversary of the Grant Date; (ii) at the sole discretion of the Company, upon the consummation of an underwritten public offering of the Company's equity securities pursuant to a registration statement (an "IPO") under the Securities Act of 1933, as amended (the "Act"), in which case this Warrant shall be exercisable immediately prior to the consummation of the IPO at a Warrant Price equal to the lower of $12.86 or the IPO Price (the "IPO Price" shall be the initial "Price to Public" specified in the final prospectus with respect to the IPO); and (iii) at the sole discretion of the Company, upon the closing of (a) a sale of all or substantially all of the Company's assets or (b) the merger or consolidation of the Company with another corporation whereby the Company's stockholders immediately prior to such merger or consolidation will hold less than 50% of the outstanding securities of the surviving corporation immediately following such merger or consolidation (such sale, merger or consolidation shall be referred to herein as a "Sale of the Company"), in which case this Warrant shall be exercisable immediately prior to the consummation of the Sale of the Company at a Warrant Price equal to the lower of $12.86 or the value received for each share of Class B Common Stock in the Sale of the Company (the "Sale Price"); provided, however that holder's right to exercise this Warrant under subparagraphs 2(ii) and 2(iii) above at either Warrant Price is subject to Holder's prior continuous InterTrust Commitment. If Holder (i) exercises this Warrant at either the IPO Price or the Sale Price and (ii) has not previously satisfied either Early Exercise Event, or within twenty-four (24) months of the date the Company provides its SDK 1.0 product to the Holder under the Technology License fails to satisfy either Early Exercise Event, then Holder shall immediately remit to the Company or, in the case of the Sale of the Company, to the successor company, an amount equal to the following:

          If this Warrant is exercised in connection with an IPO, the amount equal to the product of multiplying (x) and (y) where:

                                                                    CONFIDENTIAL


          (x)=the number of shares received upon exercise of this Warrant; and

          (y)=the difference between $12.86 and the IPO Price.

          If this Warrant is exercised in connection with a Sale of the Company, the amount equal to the product of multiplying (x) and (y) where:

          (x)=the number of shares received upon exercise of this Warrant; and

          (y)=the difference between $12.86 and the Sale Price.

          3.  Number of Shares.  Subject to the terms and conditions hereinafter
              ----------------
set forth, the Holder is entitled, upon surrender of this Warrant, to purchase One Hundred Fifty-Five Thousand Five Hundred Eight (155,508) shares of Class B Common Stock from the Company.

          4.  Method of Exercise; Net Issue Exercise.
              --------------------------------------

              a.  Method of Exercise; Payment; Issuance of New Warrant.  The
                  ----------------------------------------------------
purchase right represented by this Warrant may be exercised by the Holder, in whole or in part, from time to time at the election of the Holder, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company and by the
---------
payment to the Company, by check, of an amount equal to the then applicable Warrant Price per share multiplied by the number of Shares then being purchased. A new warrant for the remaining purchase rights will be issued if the Warrant is exercised in part. The person or persons in whose name(s) any certificate(s) representing Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the Holder as soon as possible and in any event within thirty (30) days of receipt of such notice and, unless this Warrant has been fully exercised or expired, a new warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder as soon as possible and in any event within such thirty (30)-day period.


              b.  Net Issue Exercise.  In lieu of exercising this Warrant
                  ------------------
pursuant to subparagraph 4(a) above and subject to the Company's prior written consent, the Holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election in which event the Company shall issue to the Holder a number of Shares computed using the following formula:

                               X=Y(A-B)
                                 ------
                                   A

      Where:      X=    The number of Shares to be issued to the Holder.

                                                                    CONFIDENTIAL


              Y= the number of Shares purchasable under this Warrant (or the portion thereof being canceled) at the time of such exercise.

              A= the fair market value of one share of Class B Common Stock at the time of such exercise.

              B=    Warrant Price (as adjusted to the date of such calculation).

For purposes of this subparagraph 4(b), the fair market value of the Class B Common Stock shall be determined as follows:

                    (i) if this Warrant is exercised prior to an initial public offering of the Company's Common Stock, the fair market value of the Class B Common Stock shall be determined by the Company's Board of Directors;

                    (ii) if the exercise is in connection with an initial public offering of the Company's Common Stock, and if the Company's registration statement relating to such public offering has been declared effective by the Securities and Exchange Commission ("SEC"), then the fair market value per share shall be the initial "Price to Public" specified in the final prospectus with respect to the offering; or

                    (iii) if this Warrant is exercised after, and not in connection with, the Company's initial public offering, and:

                           (a) if traded on a securities exchange, the fair market value shall be deemed to be the average of the closing prices over the ten (10) day trading period immediately preceding three days before the day the current fair market value of the securities is being determined; or

                           (b) if actively traded over-the-counter, the fair market value shall be deemed to be the average of the closing bid and asked prices quoted on the Nasdaq system (or similar system) over the ten (10) day trading period immediately preceding three days before the day the current fair market value of the securities is being determined.

          5.  Stock Fully Paid; Reservation of Shares. All Shares that may be
              ---------------------------------------
issued upon the exercise of the rights represented by this Warrant shall, upon issuance, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by the Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of Class B Common Stock to provide for their exercise of the right represented by this Warrant.

          6.  Adjustment of Warrant Price and Number of Shares. The number and
              -----------------------------------------------
kind of securities purchasable upon the exercise of the Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events as follows:

                                                                    CONFIDENTIAL


              a.   Reclassification.  In case of any reclassification, change or
                   ----------------
conversion of Class B Common Stock issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), the Company shall execute a new Warrant (in form and substance satisfactory to the Holder, as the holder of this Warrant) providing that the Holder shall have the right to exercise such new Warrant and upon such exercise to receive, in lieu of each share of Class B Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification or change by a holder of one share of Class B Common Stock. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Paragraph 6. The provisions of this subparagraph 6(a) shall similarly apply to successive reclassifications or changes.

              b.   Subdivisions or Combination of Shares.  If the Company at any
                   -------------------------------------
time while this Warrant remains outstanding and unexpired shall subdivide or combine its Class B Common Stock, the Warrant Price and the number of shares of Class B Common Stock issuable upon exercise hereof shall be proportionately adjusted such that the aggregate exercise price of this Warrant shall at all times remain equal.

              c.   Dividends.  If the Company at any time prior to the
                   ---------
expiration of this Warrant shall pay a dividend with respect to the Company's Class B Common Stock payable in shares of Class B Common Stock, or make any distribution with respect to the Company's Class B Common Stock, then the purchase price per share shall be appropriately decreased, and the number of Shares shall be appropriately increased in proportion to such dividend.

              d.   Merger or Consolidation.  Subject to Paragraph 2 above, upon
                   -----------------------
a Sale of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall execute a new Warrant (in form and substance satisfactory to the Holder) providing that the HOlder shall have the right to exercise such new Warrant and upon such exercise to receive, in lieu of each share of Class B Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such merger or consolidation by a holder of one share of Class B Common Stock. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Paragraph 6. The provisions of this subparagraph 6(d) shall similarly apply to successive mergers and consolidations.

              e.   No Impairment.  The Company will not, by amendment of its
                   -------------
Restated Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Paragraph 6 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder as the holder of this Warrant against impairment.

                                                                    CONFIDENTIAL

              f.   Notices of Record Date.  In the event of any taking by the
                   ----------------------
Company of a record of its stockholders for the purpose of determining stockholders who are entitled to receive payment of any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any share of any class or any other securities or property, or to receive any other right, or any proposed liquidation, dissolution or winding up of the Company, the Company shall mail to the Holder, as the holder of the Warrant, at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

              g.   Automatic Conversion.  Upon the consummation of an IPO, each
                   ---------------------
share issued upon exercise of this Warrant shall automatically convert into one share (subject to stock splits and combinations as permitted by this Warrant) of the securities issued in the IPO.

          7.  Notice of Adjustments. Whatever the Warrant Price shall be
              ---------------------
adjusted pursuant to the provisions hereof, the Company shall within twenty (20) days of such adjustment deliver a certificate signed by its chief financial officer to the Holder as the registered holder hereof setting forth, in a reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price after giving effect to such adjustment.

          8.  Right of First Refusal:  Restriction on Transfer.
              ------------------------------------------------

              a.   Grant.  The Company is hereby granted the right of first
                   -----
refusal (the "First Refusal Right"), exercisable in connection with any proposed transfer of the shares. For purposes of this Paragraph 8, the term "transfer" shall include any sale, assignment, pledge, encumbrance or other disposition for value of the shares intended to be made by the Holder; provided, however, that the Holder may transfer any Shares to an investment fund or funds managed by Holder or an affiliate of Holder (a "Permitted Transferee"), and provided that Holder submits to the Company an irrevocable joint and several undertaking for the benefit of the Company executed by the Holder or an affiliate of Holder and the Permitted Transferee(s) that Holder or an affiliate of Holder may represent the Permitted Transferee(s) on all matters related to the Shares, without first making such an offer to the Company.

              b.   Notice of Intended Disposition.  In the event the Holder
                   -----------------------------
desires to accept a bona fide third-party offer for any or all of the shares (the shares subject to such offer to be hereinafter call the "Target Shares"), Holder shall promptly deliver to the Corporate Secretary of the Company written notice (the "Disposition NOtice") in accordance with this Warrant of the terms and conditions of the offer, including the purchase price and the identity of the third-party offeror.

              c.   Exercise of Right.  The Company (or its assignees) shall, for
                   -----------------
a period of thirty (30) days following receipt of the Disposition Notice, have the right to repurchase all but not less than all of the Target Shares specified in the Disposition Notice upon substantially the same terms and conditions specified therein. Such right shall be exercisable by delivery of written notice (the "Exercise Notice") in accordance with this Warrant to Holder prior to the

                                                                    CONFIDENTIAL

expiration of the thirty (30) day exercise period. If the First Refusal Right is exercised with respect to the Target Shares specified in the Disposition Notice, then the Company (or its assignees) shall effect the repurchase of the Target Shares, including payment of the purchase price, not more than fifteen
(15) business days after delivery of the Exercise Notice; and at such time Holder shall deliver to the Company the certificates representing the Target Shares to be repurchased, each certificate to be properly endorsed for transfer.

          d.  Non-Exercise of Right.  In the event that Exercise Notice is not
              ---------------------
given to Holder within thirty (30) days following the date of the Company's receipt of the Disposition Notice, Holder shall have a period of forty-five (45) days thereafter in which to sell or otherwise dispose of the Target Shares to the third-party offeror identified in the Disposition Notice upon terms and conditions (including the purchase price) no more favorable to such third-party offeror than those specified in the Disposition Notice. The third-party offeror shall acquire the Target Shares subject to the Company's First Refusal Right hereunder. In the event Holder does not effect such sale or disposition of the Target Shares within the specified forty-five (45) day period, the Company's First Refusal Right shall continue to be applicable to any subsequent disposition of the Target Shares by Holder until such right lapses in accordance with subparagraph 8(f).

          e.  Restriction on Transfer.  Except with the Company's prior written
              -----------------------
consent, neither the Holder nor any transferee of Holder shall sell or transfer in any manner (the "Transfer Restriction") any Shares purchased hereunder to any person or entity engaged in, or reasonably anticipated by the Company to become engaged in, the business of providing electronic commerce solutions or related technology (a "Restricted Party"). The Holder or any transferee of Holder may request that the Company waive the restriction on the sale or transfer of Shares described in the preceding sentence to a Restricted Party as to a particular proposed sale or transfer, but the Company shall have no obligation to waive such restriction on the sale or transfer, but the Company shall have no obligation to waive such restriction on the sale or transfer of any such Shares to any Restricted Party.

          f.  Lapse.  The First Refusal Right and Transfer Restriction under
              -----
this Paragraph 8 shall lapse and cease to have effect upon the closing of an IPO.

     9.   Fractional Shares.  No fractional shares of Class B Common Stock shall
          -----------------
be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Warrant Price then in effect.

     10.  Transfers and Exchanges.  This Warrant may only be transferred to a
          -----------------------
Permitted Transferee.

     11.  Rights as Stockholder. The Holder, as the holder of the Warrant, shall
          ---------------------
not be entitled to vote or receive dividends and shall not be deemed the holder of Class B Common Stock, nor shall anything contained herein be construed to confer upon the Holder as the holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until

                                                                    CONFIDENTIAL

this Warrant shall have been exercised and the shares of Class B Common Stock purchasable upon the exercise hereof shall have become deliverable, as provided herein.

          12.  Representations and Warranties of the Company.  This Warrant is
               ---------------------------------------------
issued and delivered on the basis of the following:

               a.  Due Authorization.  This Warrant has been duly authorized and
                   -----------------
executed by the Company and when delivered will be the valid and binding obligation of the Company enforceable in accordance with its terms.

               b.  Due Issuance.  The shares of Class B Common Stock purchasable
                   ------------
upon the exercise hereof have been duly authorized and reserved for issuance by the Company and when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable.

          13.  Representations and Warranties of the Holder.
               --------------------------------------------

               a.  Investment Intent. Holder hereby warrants and represents
                   -----------------
that Holder is acquiring this Warrant, and any Shares issued upon exercise of this Warrant, for Holder's own account and not with a view to their resale or distribution.

               b.  Exempt from Registration.  Holder acknowledges that this
                   ------------------------
Warrant has not been registered under the Act on the ground that the issuance of this Warrant is exempt from registration pursuant to Section 4(2) of the Act, and that the Company's reliance on such exemption is predicated on the representations of Holder set forth herein.

               c.  Investment Experience.  In connection with the investment
                   ---------------------
representations made herein Holder represents that it is able to fend for itself in the transactions contemplated by this Warrant, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, has the ability to bear the economic risks of its investment, and has been furnished with and has had access to such information as it has requested and deemed appropriate to its investment decision.

               d.  Restricted Securities.  Holder hereby confirms that Holder
                   ---------------------
has been informed that this Warrant, and the Shares issued upon exercise of this Warrant, are restricted securities under the Act and may not be resold or transferred unless this Warrant, and the Shares issued upon exercise of this Warrant, are first registered under the federal securities laws or unless an exemption from such registration is available. Accordingly, Holder hereby acknowledges that Holder is prepared to hold this Warrant, and the Shares issued upon exercise of this Warrant, for an indefinite period and that Holder is aware that Rule 144 of the Securities and Exchange Commission issued under the Act is not presently available to exempt the issuance of this Warrant from the registration requirements of the Act.

               e.  Disposition of Shares.  Holder hereby agrees that Holder
                   ---------------------
shall make no disposition of this Warrant, and the Warrant Shares issued upon exercise of this Warrant, unless and until:

                                                                    CONFIDENTIAL

                    (a) Holder shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;

                    (b) Holder shall have complied with all requirements of this Agreement applicable to the disposition; and

                    (c) Holder shall have provided the Company with written assurances, in form and substance satisfactory to the Company, that (i) the proposed disposition does not require registration of the Purchased Shares under the Act, or (ii) all appropriate action necessary for compliance with the registration requirements of the Act or of any exemption from registration available under the Act (including Rule 144) has been taken.

               f.  Restrictive Legends.  In order to reflect the restrictions on
                   -------------------
disposition of the Shares issued upon exercise of this Warrant, the stock certificates for the Shares will be endorsed with the following restrictive legend:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF (a) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER SUCH ACT, (b) A 'NO ACTION' LETTER OF THE SECURITIES AND EXCHANGE COMMISSION WITH RESPECT TO SUCH SALE OR OFFER, OR (c) SATISFACTORY ASSURANCES TO ELECTRONIC PUBLISHING RESOURCES, INC. THAT REGISTRATION UNDER SUCH ACT IS NOT REQUIRED WITH RESPECT TO SUCH SALE OR OFFER."

               g. Market Stand-Off. Holder hereby agrees that, during the
                  ----------------
period of duration (not to exceed 180 days) specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of any registered underwritten public offering of Company securities, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the COmpany held by it at any time during such period except Common Stock included in such registration; provided, however, that all officers and directors of the COmpany, and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements.

          14.  Modification and Waiver.  This Warrant and any provision hereof
               -----------------------
may be changed, waived, discharged or terminated only by an instrument in writing signed by the Company and the Holder.

                                                                   CONFIDENTIAL

          15.  Notices.  Any notice, request or other document required or
               -------
permitted to be given or delivered to the Holder or the Company shall be delivered, or shall be sent by certified or registered mail, postage prepaid, to such Holder's address as shown on the books of the Company or to the Company at the address indicated on the signature page of this Warrant.

          16.  Successors and Assigns.  The terms and provisions of this
               -----------------------
Warrant shall be binding upon the Company, the Holder, and their respective successors and assigns, subject at all times to the restrictions set forth in this Warrant.

          17.  Lost Warrants or Stock Certificates.  The Company covenants to
               -----------------------------------
the holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of any indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, or like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

          18. Descriptive Headings. The descriptive headings of the several
              --------------------
paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

          19.  Governing Law. This Warrant shall be construed and enforced in
               -------------
accordance with, and the rights of the parties shall be governed by, the laws of the State of California.

          20.  Entire Agreement.  This Warrant and the exhibits hereto embody
               ----------------
the entire agreement and understanding of Holder and Company with respect to the subject matter hereof, and supersede all prior and contemporaneous agreements and understandings, oral or written, relative to said subject matter.

          21.  Attorney's Fees.  If any action at law or in equity is necessary
               ---------------
to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          22.  No Impairment.  The Company, whether by amendment of its
               -------------
Certificate of Incorporation, a copy of which is attached hereto as Exhibit B,
                                                                    ---------
or through any recapitalization, split, reverse split, subdivision, merger, consolidation or combination, will not seek to impair the rights of shares of Class B Common Stock acquired hereunder relative to the Company's Class A Common Stock, other than differences currently existing between the two classes of stock.

          23.  Registration Rights.  The Company agrees that the Shares issued
               -------------------
or issuable upon exercise of this Warrant shall be deemed "Registrable Securities" as such term is defined in the Company's Series B Preferred Stock Purchase Agreement of even date herewith (the "Series B Agreement") solely for purposes of granting "piggyback" registration rights under subSection 4.1 (c) of the Series B Agreement and the right to participate, but not demand registration, under Section 4.1(b) of the Series B Agreement; provided, however, that in the event

                                                                    CONFIDENTIAL

of any cutback of securities requested by the underwriters, the Shares shall be subject to cutback prior to any cutbacks on any holders of Common Stock issued or issuable upon conversion of the Company's Preferred Stock and then only on a pro rata basis with other holders of Common Stock.

          IN WITNESS WHEREOF, InterTrust Technologies Corporation has caused this Warrant to be executed by its officers hereunto duly authorized effective as of the date first above written.


                                     INTERTRUST TECHNOLOGIES
                                     CORPORATION



                                     By:  _______________________________
                                           Victor Shear, Chairman and
                                           Chief Executive Officer


                                     Address:    460 Oakmead Parkway
                                                  Sunnyvale, CA 94086



AGREED AND ACKNOWLEDGED:

UPGRADE CORPORATION OF AMERICA


By:  ____________________________


_________________________________
Please Print Name

_________________________________
Title, if applicable

                                                                    CONFIDENTIAL

                                   EXHIBIT A
                                   ---------

                              NOTICE OF EXERCISE


To:  InterTrust Technologies Corporation
     460 Oakmead Parkway
     Sunnyvale, CA 94086
     Attn: Victor Shear, Chairman and Chief Executive Officer



                               1. The undersigned hereby elects to purchase _____________ shares of Class B Common Stock of InterTrust Technologies Corporation pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

                               2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:

          Name:      ______________________________________

          Address:   ______________________________________

                     ______________________________________

                     ______________________________________

                               3. The undersigned represents that the foregoing shares being acquired for the account of the undersigned are for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

                                     ___________________________________________
                                                      Signature


____________________________
          (Date)

                                   EXHIBIT B
              TO THE TECHNOLOGY DEVELOPMENT AND LICENSE AGREEMENT

              INTERTRUST TECHNOLOGY PRODUCTS AND RELATED MATTERS
              --------------------------------------------------

I.   INTERTRUST TECHNOLOGY PRODUCTS

     A.      Systems Developer's Kit (SDK) 1.0, 1.1, 2.0
     B.      Tools Developer's Kit (TDK) 1.0
     C.      Content Developer's Kit (CDK) 2.0

II.  INTERTRUST CORE TECHNOLOGY

III. INTERTRUST AUTHORIZED APPLICATION SOFTWARE

IV.  INTERTRUST AUTHORIZED CLEARINGHOUSE SOFTWARE

V.   INTERTRUST DOCUMENTATION

          I.  InterTrust Technology Products

I.A.1 InterTrust Systems Developer's Kit (SDK) Release 1.0
----------------------------------------------------------

The SDK technology will provide support for the following functionality:
     Content-vending infrastructure, including support for interfacing with at least one payment and metering infrastructure
     Ability to integrate the InterTrust commerce architecture with customer-
         specific services, such as: payment, financial and usage clearinghouses, multiple network protocols, database systems, etc.
     Ability to build application suites or tools that integrate support for
         InterTrust Commerce Technology viewing, packaging, and control Ability to create DigiBox containers for existing text-based and simple image-and video- based content
     Support of single-tier controls (i.e. for a single-point distribution system)
     Client and server support for Windows 95 and NT
     Ability to integrate with at least one financial clearinghouse
     Deployment services for installation, registration
     .    Documented APIs

Note: Source Code and Object Code available for Win95 and WinNT operating systems; additional platforms, such as Unix, to be supplied as they become available, and at InterTrust's discretion.

SDK 1.0 Deliverables:
---------------------

     Core Technology Software--Object Code Format:
          Node Server: includes DigiBox container library and other core services
          Systems Services: e.g. time, cryptographic services
                            ----
          .    Node database and database access routines
          Node Client Interface DLLs
          Deployment Services - used to deploy and initialize the set of nodes in an InterTrust Commerce Technology deployment

     Clearinghouse Prototype Components--Source Code and Object Code Format:
          Usage clearinghouse application--sample software for performing specific clearinghouse functions in the area of usage auditing, profiling, etc.
          Financial clearinghouse application--sample software for performing specific, prototypical clearinghouse functions in the area of financial clearing

     Sample Applications--Source Code and Object Code Format:
          InterTrust Packager--places content into DigiBox containers with user-specified controls
          InterTrust Plug-in for InterTrust-supported browsers (Netscape,
               Microsoft Explorer)--browser plug-in that controls viewing, storing, and printing of content in a DigiBox.
          InterTrust Administrator--configures and manages an InterTrust node

     InterTrust HTML Daemon--automatically creates HTML pages referring to content in DigiBox containers

SDK 1.0 Estimated Schedule:
---------------------------
     Beta: October 1996
     First Commercial Shipment (FCS): Q1 1997


IA. InterTrust Systems Developer's Kit (SDK) Release 1.1
--------------------------------------------------------

SDK 1.1 will add the following functionality:
     Application of one InterTrust control set template to multiple new DigiBox containers Automation of deployment and installation of InterTrust nodes


SDK 1.1 Deliverables:
---------------------
     Additional functionality (as described above)

SDK 1.1 Estimated Schedule:
---------------------------
     Beta: None
     FCS:  Q2 1997


I.A.2 InterTrust Systems Developer's Kit (SDK) Release 2.0
----------------------------------------------------------

SDK 2.0 will add system level value chain management and independent delivery of control functionality tools to InterTrust SDK 1.1 to support the following functionality:
     Persistent, trusted value-chain management, enabling support of chain of control models directly within InterTrust
     Deliver controls independently of controlled digital information, enabling complex updatable, control models for usage/advertising, trading systems, and other rights management for digital information value chains

Note: Source Code and Object Code will be initially available for Win95 and WinNT operating systems; additional platforms, such as Unix, to be supplied as they become available, and at InterTrust's discretion.


SDK 2.0 Deliverables:
---------------------
     Updated SDK Object Code and Source Code, as applicable

SDK 2.0 Estimated Schedule:
---------------------------
     Beta: Calendar Q3 1997
     FCS:  Calendar Q4 1997

I.B. InterTrust Tool Developer's Kit (TDK) Release 1.0
-------------------------------------------------------

The TDK product is specifically aimed at tool developers. It will facilitate creation of software-development and content-development tools that integrate InterTrust packaging and viewing support.

Note: Source Code and Object Code will be initially available for Win95 and WinNT operating systems; additional platforms, such as Unix, to be supplied as they become available, and at InterTrust's discretion.

TDK 1.0 Deliverables:
---------------------
     Core Technology Software--Object Code Format:
          InterTrust APIs and libraries--for integration of InterTrust technology into software and content development tools.

     Test Environment--Object Code Format:
          Facilitates testing of tools developed with TDK API's and libraries

     Sample Applications--Source Code:
          Sample packaging, viewing applications

     Other:
          Standard InterTrust control set templates--a set of model business rules

TDK 1.0 Estimated Schedule:
---------------------------

     Beta: Calendar Q1 1997
     FCS:  Calendar Q2 1997

I.C. InterTrust Content Developer's Kit (CDK) Release 2.0 Deliverables
----------------------------------------------------------------------

The CDK is aimed at large and medium-sized content developers. It will simplify packaging of content into DigiBox containers, encompass embedded value chain management and independent delivery of controls.

Note: Object Code will be initially available for Win95 and WinNT operating systems; additional platforms, such as Unix, to be supplied as they become available, and at InterTrust's discretion.

CDK 2.0 Deliverables:
---------------------
     Client Application--Object Code Format:
          InterTrust viewing and packaging applications, including the control set editor

     Other:
          Standard InterTrust control set templates

CDK 2.0 Estimated Schedule:
---------------------------
    Beta: Calendar Q4 1997
    FCS:  Calendar Q1 1998


II.  INTERTRUST CORE TECHNOLOGY

     Object Code Format:

        .    Node Server
        .    Systems Services for Node Utilization
        .    Node database and database access routines
        .    Node Client Interface DLLs
        .    Node Deployment Services

     InterTrust may provide other such applications at its discretion.

III. INTERTRUST AUTHORIZED APPLICATION SOFTWARE

Only the following InterTrust Technology may be distributed to any Person, and such technology may be distributed only in Object Code form.

          Sample Applications:
                InterTrust Packager
                InterTrust Plug-in for InterTrust-supported  browsers
                .    InterTrust Administrator
                .    InterTrust HTML Daemon

          Core Technology Application:
                Node Server:
                Systems Services
                Node database and database access routines
                Node Client Interface DLLs

IV.  INTERTRUST AUTHORIZED CLEARINGHOUSE SOFTWARE

Only the following Authorized Clearinghouse Software may be distributed to an Authorized Clearinghouse Provider or a sublicense under Section 5.2, and such technology may be distributed only in Object Code form.

          Usage Clearinghouse Application
          Financial Clearinghouse Application


V.  DOCUMENTATION

IV.A. SDK Documentation:
------------------------

      User documentation
      .  InterTrust Application Programmer's Guide and Reference


IV.B. TDK Documentation:
------------------------

     User documentation
     .  InterTrust Application Programmer's Guide and Reference
     .  Source material for end-user documentation

IV.C. CDK Documentation:
------------------------

     User documentation

                                                                    CONFIDENTIAL

                                   EXHIBIT C
              TO THE TECHNOLOGY DEVELOPMENT AND LICENSE AGREEMENT

                                  TRADEMARKS
                                  ----------



                             InterTrust Trademarks
                             ---------------------

InterTrust
The InterTrust Logo
InterTrust Commerce Architecture
InterTrust Commerce Node
InterTrustworthy
DigiBox
NetTrust
Virtual Process Control
Electronic Value Chain Management



                                SSG Trademarks
                                --------------

                                   EXHIBIT D
              TO THE TECHNOLOGY DEVELOPMENT AND LICENSE AGREEMENT

                                SIGNATURE PAGE
                                --------------


By executing this SIGNATURE PAGE, the undersigned entity agrees to be a Party in accordance with, and as such term is defined in, the TECHNOLOGY DEVELOPMENT AND LICENSE AGREEMENT of _______________, 1996 (the "Agreement") to which this SIGNATURE PAGE is attached, and to be bound by all the terms and conditions thereof applicable to SSG, to and for the benefit of itself and the other Parties thereto.


     Entity:  SOFTBANK Internet Services, Inc.

     By:
        --------------------------------------------
     Printed Name:
                  ----------------------------------
     Title:
           -----------------------------------------
     Date:
          ------------------------------------------

                                                                    CONFIDENTIAL

                                   EXHIBIT E
              TO THE TECHNOLOGY DEVELOPMENT AND LICENSE AGREEMENT

                     COOPERATIVE APPLICATION PROJECT PLAN
                     ------------------------------------


As a general matter, a Cooperative Application Project Plan will: (i) set forth terms and conditions (such as development milestones, cost estimates, development fees, special licensing arrangements (if any), etc.) for the development of a Cooperative Application; and (ii) outline and embody a staged approach for the entire development process, from project planning through quality and acceptance testing of generated code.

It is contemplated that Cooperative Application Project Plan will incorporate, as agreed to by the Parties, the following terms:

     . a schedule for completion of various targets and stages (as further set forth below) for development of a Cooperative Application;

     . a definition of the tasks for which each participating Party shall be responsible with respect to the Cooperative Application project;

     . acceptance testing procedures and criteria for determining that the Cooperative Application conforms to the specifications therefor and to InterTrust Specifications;

     . a business plan, including one or more businesses and associated marketing analyses and marketing plans for the exploitation of the Cooperative Application;

     . an estimate of the costs for the project, a development plan containing budgets and milestones and specification of a formula for calculating any cost and expense sharing related to the project SSG may pay to InterTrust, including any development fees consistent with Section 3.3 hereof;

     . provisions concerning ownership of Intellectual Property Rights and other rights relating to the Cooperative Application, if terms and conditions related to such rights differ in any way from this Agreement; and

     . provisions concerning revenue sharing relationships, if any, and additional licensing or other fees, as applicable and as agreed, concerning the licensing, use or other exploitation, a Cooperative Application and/or directly related services.

                                                                    CONFIDENTIAL

                                   EXHIBIT F
              TO THE TECHNOLOGY DEVELOPMENT AND LICENSE AGREEMENT

                         SPECIAL ADVANCED TECHNOLOGIES
                         -----------------------------


     "Special Advanced Technologies" means technology, systems and/or
      -----------------------------
applications that enable at least one of the following rights management and/or distributed event management advanced capabilities: (i) Dynamic Rules and Controls; (ii) Independent Rules and Controls; (iii) Chain of Handling and Control; (iv) Rights Operating System; (v) Traveling Objects; and (vi) Event Nodes.

     The foregoing capitalized terms are defined below. All capitalized terms not defined on this Exhibit E, shall have the meaning set forth in the Agreement.

     "Chain of Handling and Control" means technology that at least in part
      -----------------------------
allows or enables the persistence of all or any portion of Dynamic Rules and Controls as such Dynamic Rules and Controls are provided for use to one or more sequences of Persons.

     "Dynamic Rules and Controls" means technology that, at least in part,
      --------------------------
supports the use of control structures to: (i) Manage (for example, govern access to or other use of) Content in accordance with Rules and Controls associated with such Content; and (ii) accept the (a) modification and/or replacement of at least a portion of any such Rules and Controls, and/or (b) addition of Rules and Controls, all in a manner consistent with pre-existing Rules and Controls.

     "Event Nodes" means distributed and fully or partially interoperable
      -----------
electronic nodes, each of which employs Rules and Controls to Manage events based at least in part upon plural nodal activity relating to Content; Event Nodes may be used in systems that support inter-nodal electronic process management.

     "Independent Rules and Controls" means technology enabling the independent
      ------------------------------
and separate provision of Rules and Controls, whether or not said Rules and Controls are, for example, delivered in the same cryptographic container, or at the same time, as related Content.

     "Rights Operating System" means one or more general purpose computer
      -----------------------
control programs that, independently or in combination with a host operating system, contributes to rights-related interoperability among plural nodes and enables application of Dynamic Rules and Controls and/or Independent Rules and Controls.

     "Traveling Objects" means technology supporting the use and/or re-use of
      -----------------
Content subject to persistent Rules and Controls which Manage Content, so that, when such Content is passed from one user to another such Content does not require a specific authorization by a remote authority in each instance to enable a first use by a new user when such Content is passed to such new user.

                                                                    CONFIDENTIAL
                                   EXHIBIT G
              TO THE TECHNOLOGY DEVELOPMENT AND LICENSE AGREEMENT

                 FORM OF INTERTRUST CONFIDENTIALITY AGREEMENTS
                 ---------------------------------------------

                            TOP SECRECY AGREEMENT
                            ---------------------
                      FOR CERTAIN INTERTRUST INFORMATION
                      ----------------------------------


     THIS AGREEMENT (this "Agreement") is made effective as of              1996
between INTERTRUST TECHNOLOGIES CORPORATION ("InterTrust"), a Delaware corporation, having a place of business at 460 Oakmead Parkway, Sunnyvale, California 90486, and ________________________ ("Recipient"), an individual citizen of the United States, residing at ____________________, and an employee of SOFTBANK Services Group, a Delaware corporation.

     These parties agree as follows:

1.   Purpose.

     (a) Pursuant to a Technology Development and License Agreement dated __________ between InterTrust and SSG (the "License Agreement"), InterTrust may disclose to SSG certain information including load module related, encryption related, document manager related and/or other information considered Top Secret and proprietary by InterTrust (hereinafter referred to as the "InterTrust Top Secret Information") and which shall conspicuously be marked with a notice or legend with the phrase "Top Secret", as provided in the License Agreement. In consideration for said information being provided to Recipient, Recipient agrees to be bound by the terms of this Agreement.

     (b) InterTrust wishes to protect the InterTrust Top Secret Information from unauthorized use and disclosure. Disclosure of InterTrust Top Secret Information to Recipient, and use and disclosure of Top Secret Information received by Recipient shall occur only in accordance with the terms and conditions of this Agreement.

2.   Non-Disclosure and Restrictions on Use of InterTrust Extremely
     --------------------------------------------------------------
Confidential.
------------

     (a) Except as otherwise provided in an express written agreement signed by InterTrust's Chairman or President, or other such person designated in writing by the Chairman or President (a "Designated InterTrust Officer"), Recipient agrees that he or she shall: (i) hold in strictest confidence and not disclose any InterTrust Top Secret Information to any person or entity either within or outside SSG except as expressly permitted in writing by a Designated InterTrust Officer; (ii) use InterTrust Top Secret Information solely for purposes authorized by the License Agreement: (iii) use said Top Secret Information in no other way whatsoever; (iv) apply the strictest feasible measures to protect the secrecy of, and prevent unauthorized disclosure or use of, InterTrust Top Secret information (which such measures shall not be less stringent than in SSG uses to protect its own most highly sensitive and secret information); and (v) shall produce no physical embodiments of any portion of the Top Secret Information without the express written authorization of a Designated InterTrust Officer. Recipient agrees to notify InterTrust promptly in writing of any unauthorized disclosure or other misuse or misappropriation of the InterTrust Top Secret Information which may come to Recipient's attention.

     (b) Notwithstanding the foregoing, Recipient shall be entitled to disclose Top Secret Information pursuant to a court order issued by a court of competent jurisdiction or as otherwise required by law; provided that Recipient shall provide prompt advance notice thereof to InterTrust to enable InterTrust to seek a protective order or otherwise prevent such disclosure and shall disclose no more than the minimum information required by such court order or by law.

3.   Return of Materials.  Upon request of a Designated InterTrust Officer,
     -------------------
Recipient shall immediately return to InterTrust all tangible embodiments of InterTrust Top Secret Information in Recipient's possession or otherwise under Recipient's control.

4.   Equitable Remedies.  Recipient agrees that unauthorized disclosure or use
     ------------------
of InterTrust Top Secret Information will cause InterTrust substantial damage. Recipient further agrees that it may be impossible or inadequate to measure and calculate InterTrust's damages from any breach of the covenants set forth in Sections 2 and/or 3 hereof. Accordingly, Recipient agrees that if he or she breaches or threatens breach of any of such sections, InterTrust will have available, in addition to any other right or remedy available, the right to obtain an injunction against him or her, from a court of competent jurisdiction restraining such breach or threatened breach and to specific performance of any such provision of this Agreement, and Recipient hereby consents to the issuance of such injunction and to the ordering of specific performance under such circumstances.

5.   Governing Law: Jurisdiction and Venue.  This Agreement shall be governed by
     -------------------------------------
and construed under the laws of the State of Virginia, without reference to conflict of law principles. All disputes arising out of or relating to the subject matter of this Agreement shall be subject to the exclusive jurisdiction and venue of the United States District Court for the Eastern District of Virginia, Alexandria Division Virginia, or if jurisdiction does not properly lie in such court, the Commonwealth courts in Alexandria, Virginia. The parties consent to the personal and exclusive jurisdiction and venue of such court and waive any argument that jurisdiction or venue in such court is improper or inconvenient.

6. Severability. If any provision or portion thereof in this Agreement shall be found or be held to be illegal, invalid or unenforceable in any jurisdiction in which this Agreement is being performed, then this Agreement shall nevertheless be given full force and effect without said provision or portion.

7.   Entire Agreement.  This Agreement constitutes the entire agreement between
     ----------------
Recipient and InterTrust regarding the InterTrust Top Secret Information disclosed hereunder and supersedes all oral or written agreements, either entered prior to or contemporaneously with this Agreement, concerning the InterTrust Top Secret Information, except the provision, of the License Agreement or the Non-Disclosure Agreement between InterTrust and Softbank Holdings Limited dated March 6, 1996, the provisions of which shall be deemed to be supplemented hereby as of the date first written above. This Agreement may not be modified except by written agreement dated subsequent to the date of this Agreement and signed by both parties.

8.   Successors.  Subject to the limitations set forth in this Agreement, this
     ----------
Agreement will inure to the benefit of and be binding upon the parties, their successors and assigns.

9. Notices. For all purposes hereof, any notice pursuant hereto shall be deemed given upon receipt by the Party at the address indicated above.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


INTERTRUST TECHNOLOGIES                          RECIPIENT
CORPORATION                                      ---------
-----------------------

By:__________________________                    By:____________________________


Name:________________________                    Name:__________________________

                                                 SSG
Title:_______________________                    Title:_________________________

                           NON-DISCLOSURE AGREEMENT
                           ------------------------
                    FOR INTERTRUST CONFIDENTIAL INFORMATION
                    ---------------------------------------

     THIS AGREEMENT (this "Agreement") is made effective as of________1996 between INTERTRUST TECHNOLOGIES CORPORATION ("InterTrust"), a Delaware corporation, having a place of business at 460 Oakmead Parkway, Sunnyvale, California 90486, and _______________________ ("Recipient"), an individual citizen of the United States, residing at_____________________________________, and an employee of SOFTBANK Services Group, a Delaware corporation.

     The parties agree as follows:

1. Pursuant to a Technology Development and License Agreement dated__________ between InterTrust and SSG (the "License Agreement"), InterTrust may disclose to SSG certain confidential information including technical information embodied in and/or associated with InterTrust's InterTrust Technology including, without limitation, software products and/or other developments related to distributed, secure rights and/or event management, associated designs, inventions, plans, and other information (the "Confidential Information"), all of which such information shall conspicuously be marked with a notice or legend with the phrase "Confidential", as provided in the License Agreement. In consideration for such Confidential Information being provided to Recipient, Recipient agrees to be bound by the terms of this Agreement. Disclosure of InterTrust Confidential Information to Recipient, and use and disclosure of Confidential Information received by Recipient, shall occur only in accordance with the terms and conditions of this Agreement.

2. Recipient will retain such Confidential Information in confidence, and will discuss such Confidential Information only with other SSG employees, and/or with other individuals who are under the direct control of SSG and work full time on SSG premises (an "Individual Consultant"), who have a need to know said Confidential Information and who have executed a copy of this Agreement. Recipient shall not, without the prior written permission of InterTrust's Chairman, President, or such other InterTrust Officer as who has been designated in writing by InterTrust's Chairman (a "Designated InterTrust Officer"), disclose Confidential Information to any non-SSG employee other than an Individual Consultant. Furthermore, without express written authorization of a SSG officer who is empowered by SSG to provide such an authorization, the Recipient will not make copies, in whole or in part, of the Confidential Information into another language and/or shipping the Confidential Information, in whole or in part, or any direct product thereof, to any country foreign to the United States of America. The undersigned will not use the Confidential Information in any manner that is not authorized by SSG and in accordance with the License Agreement and the undersigned will use the Confidential Information solely in the exercise of SSG's rights as provided by the License Agreement.

3. The undersigned will not use Confidential Information except in fulfillment of the undersigned's employee's and/or other individual's obligations with SSG, and for no other purposes whatsoever. The undersigned understands and acknowledges that the unauthorized use of Confidential Information may cause InterTrust very substantial damage, for which damages may be impossible to measure or inadequate to compensate. Accordingly, Recipient agrees that if he or she breaches or threatens breach of any of such sections, InterTrust will have available, in addition to any other right or remedy available, the right to obtain an injunction against him or her, from a court of competent jurisdiction restraining such breach or threatened breach and to specific performance of any such provision of this Agreement, and Recipient hereby consents to the issuance of such injunction and to the ordering of specific performance under such circumstances.

4. The undersigned will return all physical embodiments of Confidential Information in the undersigned's possession to SSG promptly upon request by SSG, and in no event later than fifteen (15) days thereafter.

5. Notwithstanding any thing else in this Agreement, the confidentiality restrictions of this Agreement shall not apply to information that: (i) is or becomes known to the public through no breach of any of the undersigned's obligations under this Agreement, or SSG's or any other SSG employee's, Individual Consultant's or other SSG consultant's, and/or agent's obligations of confidentiality to SSG and/or to InterTrust; (ii) was known to Recipient prior to its disclosure by InterTrust, as evidenced through written documentation; (iii) shall have been independently developed by the Recipient without any reliance on or use of any InterTrust Confidential Information, as demonstrated through written documentation; or (iv) shall have been rightfully supplied to Recipient with no obligation of confidentiality or non-use. In addition, the Recipient, shall be entitled to disclose Confidential Information pursuant to a court order issued by a court of competent jurisdiction or as otherwise required by law; provided that the undersigned
                                              -------------
shall provide prompt advance notice thereof to InterTrust to enable InterTrust to seek a protective order or otherwise prevent such disclosure and shall disclose no more than the minimum information required by such court order or by law.

6. If any provision or portion thereof in this Agreement shall be found or be held by a court of competent jurisdiction to be illegal, invalid or unenforceable in any jurisdiction in which this Agreement is being performed, then this Agreement shall nevertheless be given full force and effect without said provision or portion. This Agreement may not be modified except by written agreement dated subsequent to the date of this Agreement and signed by both parties.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

InterTrust Technologies Corporation           Recipient


By:___________________________________        Employee: _______________________

Title:________________________________        By:______________________________

Date:_________________________________        Title:___________________________

                                              Date:____________________________

                                                                    CONFIDENTIAL

                                   EXHIBIT H
              TO THE TECHNOLOGY DEVELOPMENT AND LICENSE AGREEMENT

                      List of Restricted Companies and
                      --------------------------------
               Exclusions From InterTrust Partnering Commitment
               ------------------------------------------------

Restricted Companies
--------------------

 .  U.S.-based: (i) Independent Software Vendors ("ISVs"), whose primary business
                                                  ----
   is the development or distribution of Software Executables; or (ii) computer hardware Original Equipment Manufacturers ("OEMs"), other than OEMs solely to
                                               ----
   the extent of developing, manufacturing, distributing and/or licensing semiconductor-based solutions supporting any form of rights management, electronic commerce and/or security activity. Such semiconductor-based solutions shall not include performance of central clearinghouse services by such OEM.

 .  [*]
 .  [*]
 .  [*]
 .  [*]
 .  [*]
 .  [*]
 .  [*]
 .  [*]
 .  [*]
 .  [*]
 .  [*]
 .  [*]
 .  [*]
 .  [*]
 .  [*]
 .  [*]
 .  [*]
 .  [*]

Excluded Areas
--------------

   The InterTrust Partnering Commitment shall not be construed as extending to (or otherwise limiting InterTrust's intended rights with regard to granting licenses to perform Clearinghouse Functions with respect to:

   (i) financial or usage Clearinghouse Functions for any form of digital information other than the Software Executables. For example, digital information resources, or games or other entertainment, education, training, or interactive software products, or any other digital products containing software executables whose principal purpose is not to function as business or personal productivity software applications or applets);


---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                    CONFIDENTIAL

   (ii) uses of Clearinghouse Functions for EDI systems, trading system applications, financial infrastructure tools other than desktop financial productivity tools, electronic advertising applications, or any large scale or custom special purpose software systems or applications, for example, large scale or custom special purpose systems, that are not normally distributed as retail or shareware software products.

Under no circumstances shall the InterTrust Partnering Commitment be construed to include any obligation to refrain from: (a) licensing entities other than those listed on this Exhibit H immediately above to perform any Clearinghouse Functions whatsoever; and/or (b) licensing any entity that is listed on this Exhibit H immediately above to perform any Clearinghouse Functions other than in connection with financial and usage Clearinghouse Function services for such Software Executables.



                                      H-2